ENTERGY STATISTICAL REPORT

AND INVESTOR GUIDE

2013

Our Vision: We Power Life

Our Mission: Create Sustainable Value for All Stakeholders - Owners, Customers, Employees and the Communities in Which We Operate

For our owners, we create value by aspiring to provide top-quartile returns through the relentless pursuit of opportunities to optimize our business
For our customers, we create value by providing safe, secure, reliable service at reasonable cost
For our employees, we provide a safe, rewarding, diverse and inclusive work environment, fair compensation and benefits and opportunities to advance their careers
For our communities, we create value through economic development, philanthropy, volunteerism and advocacy and by operating our business safely and in a socially and environmentally responsible way

   Entergy Corporation, which celebrated its 100th birthday in 2013, is an integrated energy company engaged primarily in electric power production and retail distribution operations. Entergy owns and operates power plants with approximately 30,000 megawatts of electric generating capacity, including more than 10,000 megawatts of nuclear power, making it one of the nation’s leading nuclear generators. Entergy delivers electricity to 2.8 million utility customers in Arkansas, Louisiana, Mississippi and Texas. Entergy has
annual revenues of more than $11 billion and approximately 14,000 employees.

We have assembled the statistics and facts in this report to support your review and analysis of Entergy’s results over the last five years. This information is available in two electronic files, Excel and PDF in order to facilitate easier access and analysis.

Entergy Investor Relations

TABLE OF CONTENTS		Note: The Excel Tab labels correspond to the page numbers
in the PDF version of the 2013 Statistical Report.
	Excel Tab		Excel Tab
ABOUT THIS PUBLICATION	Page 2	UTILITY SECURITIES DETAIL	Page 31
FORWARD-LOOKING INFORMATION	Page 2	Utility Long-Term Debt and Preferred Stock	Page 31
REGULATION G COMPLIANCE	Page 2	Entergy Arkansas, Inc.	Page 31
ENTERGY AT A GLANCE	Pages 3 – 4	Entergy Gulf States Louisiana, L.L.C.	Page 32
		Entergy Louisiana, LLC	Page 33
ENTERGY CORPORATION AND SUBSIDIARIES		Entergy Mississippi, Inc.	Page 34
Selected Financial and Operating Data	Page 5	Entergy New Orleans, Inc.	Page 34
Selected Financial Data	Page 5	Entergy Texas, Inc.	Page 35
Utility Electric Operating Data	Page 5	System Energy Resources, Inc.	Page 35
Entergy Wholesale Commodities Operating Data	Page 5	UTILITY STATISTICAL INFORMATION	Page 36
Employees	Page 5	Utility Total Capability	Page 36
Owned and Leased Capability	Page 5	Utility Selected Operating Data	Page 36
Consolidated Quarterly Financial Metrics	Page 6	Utility Consolidating Information	Page 37
Consolidated Annual Financial Metrics	Page 6	Entergy Arkansas, Inc.	Pages 38 – 39
Consolidated Financial Results	Page 7	Entergy Gulf States Louisiana, L.L.C.	Pages 40 – 41
Consolidated Quarterly Results	Page 7	Entergy Louisiana, LLC	Pages 42 – 43
Consolidated Quarterly Special Items	Page 8	Entergy Mississippi, Inc.	Pages 44 – 45
Consolidated Annual Results	Page 9	Entergy New Orleans, Inc.	Pages 46 – 47
Consolidated Annual Special Items	Page 10	System Energy Resources, Inc.	Page 47
Description of Consolidated Special Items	Page 11	Entergy Texas, Inc.	Pages 48 – 49
Consolidated Statements of Income	Page 12	Utility Nuclear Plant Statistics	Page 50
Consolidating Income Statement	Page 13	UTILITY REGULATORY INFORMATION	Page 51
Consolidated Balance Sheets	Pages 14 – 15	Regulatory Commissions	Page 51
Consolidating Balance Sheet	Pages 16 – 17	Commission/Council Members	Page 51
Consolidated Statements of Cash Flow	Pages 18 – 19	Utility Electric and Gas Fuel Recovery Mechanisms	Page 52
Cash Flow Information by Business	Page 19
Consolidated Statements of Changes in Equity	Page 20	ENTERGY WHOLESALE COMMODITIES
and Comprehensive Income		EWC Quarterly Financial Metrics	Page 53
Consolidated Statements of Comprehensive	Page 21	EWC Annual Financial Metrics	Page 53
Income		EWC Quarterly Operational Metrics	Page 53
Consolidated Capital Expenditures	Page 22	EWC Annual Operational Metrics	Page 53
Entergy Corporation Securities Detail	Page 22	EWC Total Capacity	Page 53
Entergy Corporation Long-Term Debt	Page 22	EWC Nuclear Plant Statistics	Page 54
Securities Ratings (Outlook)	Page 22	EWC Non-Nuclear Wholesale Assets	Page 54
Plant Statistics
UTILITY		EWC Non-Nuclear Wholesale Assets	Page 54
Utility Quarterly Financial Metrics	Page 23	Plant Emissions
Utility Annual Financial Metrics	Page 23	EWC Nuclear Securities Detail	Page 55
Utility Securities Ratings (Outlook)	Page 23	EWC Non-Nuclear Wholesale Assets	Page 55
Utility Historical Capital Expenditures	Page 23	Securities Detail
Utility Planned Capital Expenditures	Page 24
Utility Financial Results	Page 25	DEFINITIONS OF OPERATIONAL MEASURES AND
Utility Consolidating Income Statement	Page 25	GAAP AND NON-GAAP FINANCIAL MEASURES	Page 56
Utility Consolidating Balance Sheet	Pages 26 – 27
Utility Selected Annual Financial Metrics	Pages 28 – 30	REG G RECONCILIATIONS
		Financial Measures	Pages 57 – 67

		INVESTOR INFORMATION	Page 68

ABOUT THIS PUBLICATION	● uncertainty regarding the establishment of interim or permanent
This publication is unaudited and should be used in conjunction with Entergy’s	sites for spent nuclear fuel and nuclear waste storage and disposal
2013 Annual Report to Shareholders and Form 10-K filed with the Securities	● variations in weather and the occurrence of hurricanes and other storms
and Exchange Commission. It has been prepared for information purposes and	and disasters, including uncertainties associated with efforts to remediate
is not intended for use in connection with any sale or purchase of, or any offer	the effects of hurricanes, ice storms, or other weather events and the recovery
to buy, any securities of Entergy Corporation or its subsidiaries.	of costs associated with restoration, including accessing funded storm reserves, federal and local cost recovery mechanisms, securitization, and insurance
FORWARD-LOOKING INFORMATION	● effects of climate change
In this report and from time to time, Entergy Corporation makes statements concerning	● changes in the quality and availability of water supplies and the related
its expectations, beliefs, plans, objectives, goals, strategies, and future	regulation of water use and diversion
events or performance. Such statements are “forward-looking statements”	● Entergy’s ability to manage its capital projects and operation
within the meaning of the Private Securities Litigation Reform Act of 1995.	and maintenance costs
Words such as “may,” “will,” “could,” “project,” “believe,” “anticipate,” “intend,”	● Entergy’s ability to purchase and sell assets at attractive prices
“expect,” “estimate,” “continue,” “potential,” “plan,” “predict,” “forecast,”	and on other attractive terms
and other similar words or expressions are intended to identify forward-looking	● the economic climate, and particularly economic conditions in Entergy’s
statements but are not the only means to identify these statements. Although Entergy	Utility service area and the Northeast United States and events
believes that these forward-looking statements and the underlying assumptions are	that could influence economic conditions in those areas
reasonable, it cannot provide assurance that they will prove correct. Any	● the effects of Entergy’s strategies to reduce tax payments
forward-looking statement is based on information current as of the date of this	● changes in the financial markets, particularly those affecting
report and speaks only as of the date on which such statement is made.	the availability of capital and Entergy’s ability to refinance existing debt, execute
Except to the extent required by the federal securities laws, Entergy undertakes	share repurchase programs, and fund investments and acquisitions
no obligation to publicly update or revise any forward-looking statements,	● actions of rating agencies, including changes in the ratings of
whether as a result of new information, future events, or otherwise.	debt and preferred stock, changes in general corporate ratings,
Forward-looking statements involve a number of risks and uncertainties.	and changes in the rating agencies’ ratings criteria
There are factors that could cause actual results to differ materially from those	● changes in inflation and interest rates
expressed or implied in the forward-looking statements, including those	● the effect of litigation and government investigations or proceedings
factors discussed or incorporated by reference in (a) Item 1A. Risk Factors	● changes in technology, including with respect to new, developing, or
in the 2013 Form 10-K, (b) Management’s Financial Discussion and Analysis	alternative sources of generation
in the 2013 Form 10-K, and (c) the following factors (in addition to others	● the potential effects of threatened or actual terrorism, cyber attacks or data
described elsewhere in this report and in subsequent securities filings):	security breaches, including increased security costs, and war or a
● resolution of pending and future rate cases and negotiations,	catastrophic event such as a nuclear accident or a natural gas pipeline
including various performance-based rate discussions,	explosion
Entergy’s utility supply plan, and recovery of fuel and purchased power costs	● Entergy’s ability to attract and retain talented management and directors
● the termination of Entergy Arkansas’s participation in the System Agreement,	● changes in accounting standards and corporate governance
which occurred in December 2013, the termination of Entergy Mississippi's	● declines in the market prices of marketable securities and
participation in the System Agreement in November 2015, the termination of	resulting funding requirements for Entergy’s defined benefit
Entergy Texas's, Entergy Gulf States Louisiana's, and Entergy Louisiana's	pension and other postretirement benefit plans
participation in the System Agreement after expiration of the recently proposed	● future wage and employee benefit costs, including changes
60-month notice period or such other period as approved by the FERC	in discount rates and returns on benefit plan assets
● regulatory and operating challenges and uncertainties and economic risks	● changes in decommissioning trust fund values or earnings
associated with the Utility operating companies’ move to the MISO RTO,	or in the timing of or cost to decommission nuclear plant sites
which occurred in December 2013, including the effect of RTO rules and system	● the implementation of the shutdown of Vermont Yankee by the end of 2014
conditions in the MISO markets, the allocation of MISO system transmission upgrade	and the related decommissioning of Vermont Yankee
costs, and the effect of planning decisions that MISO makes with respect to future	● the effectiveness of Entergy’s risk management policies and
transmission investments by the Utility operating companies	procedures and the ability and willingness of its counterparties
● changes in utility regulation, including the beginning or end of retail and wholesale	to satisfy their financial and performance commitments
competition, the ability to recover net utility assets and other potential stranded	● factors that could lead to impairment of long-lived assets
costs, and the application of more stringent transmission reliability requirements	● the ability to successfully complete merger, acquisition, or
or market power criteria by the FERC	divestiture plans, regulatory or other limitations imposed as a
● changes in regulation of nuclear generating facilities and nuclear materials and fuel,	result of merger, acquisition, or divestiture, and the success of
including with respect to the planned or potential shutdown of nuclear generating facilities	the business following a merger, acquisition, or divestiture owned or operated by the Entergy Wholesale Commodities business, and the effects of
new or existing safety or environmental concerns regarding nuclear power plants	REGULATION G COMPLIANCE
and nuclear fuel	Financial performance measures shown in this report include those
● resolution of pending or future applications, and related regulatory proceedings	calculated and presented in accordance with generally accepted
and litigation, for license renewals or modifications or other authorizations required	accounting principles (GAAP), as well as those that are considered
of nuclear generating facilities	non-GAAP measures. This report includes non-GAAP measures
● the performance of and deliverability of power from Entergy’s generation	of operational earnings; operational adjusted EBITDA; operational return
resources, including the capacity factors at its nuclear generating facilities	on average invested capital; operational return on average common or
● Entergy’s ability to develop and execute on a point of view regarding future	members’ equity; operational price to earnings ratio; operational common
prices of electricity, natural gas, and other energy-related commodities	dividend payout ratio; gross liquidity, debt to capital ratio, excluding
● prices for power generated by Entergy’s merchant generating	securitization debt; net debt to net capital ratio, excluding securitization debt;
facilities and the ability to hedge, meet credit support requirements for hedges,	net debt to net capital ratio including off-balance sheet liabilities, excluding
sell power forward or otherwise reduce the market price risk associated	securitization debt; total debt, excluding assumption debt; debt to capital
with those facilities, including the Entergy Wholesale Commodities nuclear plants	ratio, excluding assumption debt; and net debt to net capital ratio, excluding
● the prices and availability of fuel and power Entergy must purchase	assumption debt when describing Entergy’s results of operations and financial
for its Utility customers, and Entergy’s ability to meet credit support	performance. We have prepared reconciliations of these measures to the
requirements for fuel and power supply contracts	most directly comparable GAAP measures. Reconciliations can be found
● volatility and changes in markets for electricity, natural gas,	on pages 7, 9, and 57 – 67.
uranium, and other energy-related commodities
● changes in law resulting from federal or state energy legislation or legislation subjecting energy derivatives used in hedging and risk management transactions to governmental regulation
● changes in environmental, tax, and other laws, including requirements for reduced emissions of sulfur, nitrogen, carbon, greenhouse gases, mercury, and other regulated air and water emissions, and changes in costs of compliance with environmental and other laws and regulations

ENTERGY AT A GLANCE

BUSINESS SEGMENT STRUCTURE

Entergy
Utility
Entergy Wholesale Commodities
Entergy Arkansas, Inc.
Entergy Louisiana Holdings, Inc.
Entergy Louisiana, LLC
Entergy New Orleans, Inc.
System Energy Resources, Inc.
EGS Holdings, Inc.
Entergy Gulf States Louisiana, L.L.C.
Entergy Mississippi, Inc.
Entergy Texas, Inc.

Above diagram represents business segment structure and does not necessarily represent legal entity organization structure.

CORPORATE PROFILE	BUSINESS SEGMENTS
Entergy Corporation is a Fortune 500 integrated energy company	Entergy’s five year results in this report are presented in
engaged primarily in electric power production and retail	three business segments:
distribution operations.
● Approximately 30,000 MW electric generating capacity	● Utility
● More than 10,000 MW nuclear power	● Entergy Wholesale Commodities
● 2.8 million utility customers	● Parent and Other
● More than $11 billion annual revenues
● Approximately 14,000 employees	In fourth quarter 2012, Entergy included subsidiaries
● 84 electric generating units operated	previously included and reported in the
Parent & Other segment in the Entergy Wholesale
Commodities segment to improve the alignment of certain
intercompany items. The prior period financial information
in this report has been restated to reflect this change.

ENTERGY CORPORATION AND SUBSIDIARIES
BUSINESS SEGMENTS (CONTINUED)

UTILITY	ENTERGY WHOLESALE COMMODITIES
Entergy’s utility companies generate, transmit, distribute, and sell	Entergy’s Wholesale Commodities business owns and operates six nuclear
electric power, and operate a small natural gas distribution business.	units in the northern United States. This business is focused on selling power
● Six electric utilities with 2.8 million customers	produced by those plants to wholesale customers. Entergy’s Wholesale
● Four states – Arkansas, Louisiana, Mississippi, Texas	Commodities business also owns interests in non-nuclear power plants that
● 22,000 MW generating capacity	sell the electric power produced by those plants to wholesale customers.
● Two gas utilities with 196,000 customers	This business also provides services to other nuclear power plant owners.
● 5,011 MW nuclear-owned generating capacity in six units in northern U.S.
ENTERGY ARKANSAS, INC. (EAI)	● Pilgrim Nuclear Station in Plymouth, Massachusetts
Entergy Arkansas generates, transmits, distributes, and sells electric	● James A. FitzPatrick in Oswego, New York
power to 700,000 retail customers in portions of Arkansas.	● Indian Point Units 2 and 3 in Buchanan, New York
● Vermont Yankee in Vernon, Vermont
ENTERGY GULF STATES LOUISIANA, L.L.C. (EGSL)	● Palisades Nuclear Energy Plant in Covert, Michigan
Entergy Gulf States Louisiana generates, transmits, distributes, and	● 1,057 net MW non-nuclear generating capacity
sells electric power to 392,000 retail customers in portions of	● 800 MW under management services contract
Louisiana. Entergy Gulf States Louisiana also provides natural gas	● Cooper Nuclear Station located near Brownville, Nebraska
utility service to 93,000 customers in the Baton Rouge, Louisiana area.	● Contracts (ongoing and completed) with other nuclear facility owners to provide decommissioning and license renewal services
ENTERGY LOUISIANA, LLC (ELL)
Entergy Louisiana generates, transmits, distributes, and sells electric	In August 2013, Entergy announced plans to close and decommission
power to 677,000 retail customers in portions of Louisiana.	Vermont Yankee. The plant is expected to cease power production in fourth quarter 2014 when its current fuel cycle ends.
ENTERGY MISSISSIPPI, INC. (EMI)
Entergy Mississippi generates, transmits, distributes, and sells electric	In November 2013, Entergy sold Entergy Solutions District Energy,
power to 441,000 retail customers in portions of Mississippi.	a business wholly-owned by Entergy in the Entergy Wholesale Commodities segment that owns and operates district energy assets serving the business
ENTERGY NEW ORLEANS, INC. (ENOI)	districts in Houston and New Orleans. Entergy sold Entergy Solutions District
Entergy New Orleans generates, transmits, distributes, and sells	Energy for $140 million and realized a pre-tax gain of $44 million on the sale.
electric power to 168,000 retail customers in the city of New Orleans,
Louisiana. Entergy New Orleans also provides natural gas utility service to 103,000 customers in the city of New Orleans.

ENTERGY TEXAS, INC. (ETI)
Entergy Texas generates, transmits, distributes, and sells electric power to 422,000 retail customers in portions of Texas.

SYSTEM ENERGY RESOURCES, INC. (SERI)
System Energy owns or leases 90% of the Grand Gulf 1 nuclear generating facility. System Energy sells energy and capacity from
Grand Gulf 1 at wholesale to Entergy Arkansas (36%), Entergy Louisiana (14%),
Entergy Mississippi (33%) and Entergy New Orleans (17%).

UTILITY NUCLEAR PLANTS
Entergy owns and operates five nuclear units at four plant sites to serve its regulated utility business: Arkansas Nuclear One (ANO) Units 1 and 2 near Russellville, Arkansas; Grand Gulf Nuclear Station in Port Gibson,
Mississippi; River Bend Station in St. Francisville, Louisiana and
Waterford 3 in Killona, Louisiana.

SELECTED FINANCIAL AND OPERATING DATA

SELECTED FINANCIAL DATA
(In millions, except percentages, per share amounts, and ratios)	2013	2012	2011	2010	2009
GAAP MEASURES
Operating Revenues	$11,391	$10,302	$11,229	$11,488	$10,746
As-Reported Net Income	$712	$847	$1,346	$1,250	$1,231
As-Reported Earnings Per Share	$3.99	$4.76	$7.55	$6.66	$6.30
Shares of Common Stock Outstanding:
End of Year	178.4	177.8	176.4	178.7	189.1
Weighted Average – Diluted	178.6	177.7	178.4	187.8	195.8
Return on Average Invested Capital – As-Reported	4.7%	5.5%	8.0%	7.8%	7.7%
Return on Average Common Equity – As-Reported	7.6%	9.3%	15.4%	14.6%	14.9%
Net Cash Flow Provided by Operating Activities	$3,189	$2,940	$3,129	$3,926	$2,933
Year-End Closing Market Price Per Share of Common Stock	$63.27	$63.75	$73.05	$70.83	$81.84
Book Value Per Share at End of Year	$54.00	$51.72	$50.81	$47.53	$45.54
Market Value of Equity at End of Year	$11,286	$11,335	$12,883	$12,661	$15,477
Price to Earnings Ratio – As-Reported	15.87	13.39	9.68	10.64	12.99
Common Dividend Paid Per Share	$3.32	$3.32	$3.32	$3.24	$3.00
Common Dividend Payout Ratio – As-Reported	83%	70%	44%	49%	48%
NON-GAAP MEASURES
Operational Earnings	$957	$1,109	$1,359	$1,332	$1,302
Operational Earnings Per Share	$5.36	$6.23	$7.62	$7.10	$6.67
Special Items Per Share	$(1.37)	$(1.47)	$(0.07)	$(0.44)	$(0.37)
Return on Average Invested Capital – Operational	5.8%	6.6%	8.0%	8.2%	8.1%
Return on Average Common Equity – Operational	10.2%	12.2%	15.6%	15.6%	15.7%
Price to Earnings Ratio – Operational	11.80	10.23	9.59	9.98	12.27
Common Dividend Payout Ratio – Operational	62%	53%	44%	46%	45%

UTILITY ELECTRIC OPERATING DATA
	2013	2012	2011	2010	2009
Retail Kilowatt-Hour Sales (millions)	107,781	107,004	108,688	107,510	99,148
Peak Demand (megawatts)	21,581	21,866	22,387	21,799	21,009
Retail Customers – Year End (thousands)	2,800	2,778	2,757	2,743	2,719

ENTERGY WHOLESALE COMMODITIES OPERATING DATA
	2013	2012	2011	2010	2009
Operating Revenues (millions)(a)	$2,313	$2,326	$2,414	$2,566	$2,711
Billed Electric Energy Sales (gigawatt hours)	45,127	46,178	43,497	42,934	43,743
(a) Includes revenue associated with below-market PPA for Palisades of $17,654,839 for 2013, $16,724,963 for 2012, $42,996,197 for 2011, $46,296,187 for 2010, and $52,520,249 for 2009.

EMPLOYEES
	2013	2012	2011	2010	2009
Total Employees – Year End	13,808	14,625	14,682	14,958	15,181

OWNED AND LEASED CAPABILITY (MW)(a)
As of December 31, 2013
		Entergy						Entergy
	Entergy	Gulf States	Entergy	Entergy	Entergy	Entergy	System	Wholesale
	Arkansas	Louisiana	Louisiana	Mississippi	New Orleans	Texas	Energy	Commodities(c)(d)	Total
Gas/Oil	1,646	1,634	4,903	3,000	781	2,283	-	796	15,043
Coal	1,197	367	-	420	-	271	-	181	2,436
Total Fossil	2,843	2,001	4,903	3,420	781	2,554	-	977	17,479
Nuclear	1,819	968	1,156	-	-	-	1,272	5,011	10,226
Other(b)	74	-	-	-	-	-	-	80	154
Total	4,736	2,969	6,059	3,420	781	2,554	1,272	6,068	27,859
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments)
that each station was designed to utilize.
(b) Other includes Hydro (EAI) and Wind (EWC).
(c) Reflects Net MW in Operation. Net MW in Operation is the installed capacity owned and operated. Excludes management services contract for Cooper Nuclear Station.
(d) Reflects nameplate rating of generating unit and excludes capacity under contract.

CONSOLIDATED ENTERGY CORPORATION AND SUBSIDIARIES DATA

CONSOLIDATED QUARTERLY FINANCIAL METRICS

	2013									2012									YTD %
	1	Q	2	Q	3	Q	4	Q	YTD	1	Q	2	Q	3	Q	4	Q	YTD	CHANGE
GAAP MEASURES
As-Reported Net Income ($ millions)	161.4		163.7		239.9		146.9		711.9	(151.7)		365.0		337.1		296.3		846.7	(15.9)
Return on Average Invested Capital –
As-Reported (%)(a)	6.9		5.9		5.5		4.7		4.7	6.0		6.2		4.8		5.5		5.5	(14.5)
Return on Average Common Equity –
As-Reported (%)(a)	12.8		10.5		9.3		7.6		7.6	10.8		11.3		7.8		9.3		9.3	(18.3)
Cash Flow Interest Coverage (# times)(a)	5.9		5.8		5.9		6.2		6.2	7.5		7.2		6.8		6.1		6.1	1.6
Revolver Capacity ($ millions)	3,542		3,819		4,129		3,977		3,977	2,825		2,762		2,917		3,462		3,462	14.9
Total Debt ($ millions)	13,471		13,747		13,623		13,678		13,678	12,619		12,533		12,931		13,473		13,473	1.5
Debt to Capital Ratio (%)	58.7		59.0		58.4		57.9		57.9	57.9		57.4		57.7		58.7		58.7	(1.4)
Off-Balance Sheet Liabilities ($ millions)	595		594		592		542		542	601		600		599		595		595	(8.9)

NON-GAAP MEASURES
Operational Earnings ($ millions)	167.7		179.7		430.4		179.3		957.1	79.0		374.6		347.8		307.1		1,108.5	(13.7)
Return on Average Invested Capital –
Operational (%)(a)	7.0		6.1		6.4		5.8		5.8	7.2		7.4		6.0		6.6		6.6	(12.1)
Return on Average Common Equity –
Operational (%)(a)	13.2		10.9		11.7		10.2		10.2	13.6		14.2		10.7		12.2		12.2	(16.4)
Total Gross Liquidity ($ millions)	3,805		4,130		4,494		4,716		4,716	3,510		3,045		3,667		3,995		3,995	18.0
Debt to Capital Ratio, Excluding Securitization Debt (%)	56.9		57.3		56.7		56.3		56.3	55.7		55.3		55.7		56.9		56.9	(1.1)
Net Debt to Net Capital Ratio, Excluding Securitization Debt (%)	56.3		56.7		56.0		54.8		54.8	54.2		54.7		54.1		55.8		55.8	(1.8)
Net Debt to Net Capital Ratio Including
Off-Balance Sheet Liabilities, Excluding Securitization Debt (%)	57.5		57.8		57.2		55.9		55.9	55.5		56.0		55.4		57.0		57.0	(1.9)
(a) Rolling twelve months. Totals may not foot due to rounding.

CONSOLIDATED ANNUAL FINANCIAL METRICS

	2013	2012	2011	2010	2009
GAAP MEASURES
As-Reported Net Income ($ millions)	712	847	1,346	1,250	1,231
Return on Average Invested Capital – As-Reported (%)	4.7	5.5	8.0	7.8	7.7
Return on Average Common Equity – As-Reported (%)	7.6	9.3	15.4	14.6	14.9
Cash Flow Interest Coverage (# times)	6.2	6.1	7.1	7.8	6.1
Revolver Capacity ($ millions)	3,977	3,462	2,001	2,354	1,464
Total Debt ($ millions)	13,678	13,473	12,387	11,816	12,014
Debt to Capital Ratio (%)	57.9	58.7	57.3	57.3	57.4
Off-Balance Sheet Liabilities ($ millions)
Debt of Joint Ventures – Entergy’s Share	86	90	94	107	116
Leases – Entergy’s Share	456	505	508	546	530
Total	542	595	602	653	646

NON-GAAP MEASURES
Operational Earnings ($ millions)	957	1,109	1,359	1,332	1,302
Return on Average Invested Capital – Operational (%)	5.8	6.6	8.0	8.2	8.1
Return on Average Common Equity – Operational (%)	10.2	12.2	15.6	15.6	15.7
Total Gross Liquidity ($ millions)	4,716	3,995	2,695	3,648	3,174
Debt to Capital Ratio, Excluding Securitization Debt (%)	56.3	56.9	55.0	55.3	55.6
Net Debt to Net Capital Ratio, Excluding Securitization Debt (%)	54.8	55.8	53.5	52.1	51.5
Net Debt to Net Capital Ratio Including Off-Balance Sheet
Liabilities, Excluding Securitization Debt (%)	55.9	57.0	54.8	53.8	53.1
Totals may not foot due to rounding.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2013									2012									YTD
($/share)	1	Q	2	Q	3	Q	4	Q	YTD	1	Q	2	Q	3	Q	4	Q	YTD	CHANGE
AS-REPORTED
Utility	0.69		1.10		1.95		0.90		4.64	0.35		1.72		1.66		1.57		5.30	(0.66)
Entergy Wholesale Commodities	0.46		0.06		(0.52)		0.24		0.24	(0.99)		0.40		0.49		0.33		0.23	0.01
Parent & Other	(0.25)		(0.24)		(0.09)		(0.32)		(0.89)	(0.22)		(0.06)		(0.26)		(0.24)		(0.77)	(0.12)
CONSOLIDATED AS-REPORTED EARNINGS	0.90		0.92		1.34		0.82		3.99	(0.86)		2.06		1.89		1.66		4.76	(0.77)
LESS SPECIAL ITEMS
Utility	(0.04)		(0.08)		(0.09)		0.04		(0.16)	(0.03)		(0.05)		(0.06)		(0.06)		(0.21)	0.05
Entergy Wholesale Commodities	-		(0.01)		(0.98)		(0.24)		(1.23)	(1.26)		-		-		-		(1.26)	0.03
Parent & Other	-		-		-		0.02		0.02	(0.01)		-		-		-		-	0.02
TOTAL SPECIAL ITEMS	(0.04)		(0.09)		(1.07)		(0.18)		(1.37)	(1.30)		(0.05)		(0.06)		(0.06)		(1.47)	0.10
OPERATIONAL
Utility	0.73		1.18		2.04		0.86		4.80	0.38		1.77		1.72		1.63		5.51	(0.71)
Entergy Wholesale Commodities	0.46		0.07		0.46		0.48		1.47	0.27		0.40		0.49		0.33		1.49	(0.02)
Parent & Other	(0.25)		(0.24)		(0.09)		(0.34)		(0.91)	(0.21)		(0.06)		(0.26)		(0.24)		(0.77)	(0.14)
CONSOLIDATED OPERATIONAL EARNINGS	0.94		1.01		2.41		1.00		5.36	0.44		2.11		1.95		1.72		6.23	(0.87)

Weather Impact	(0.10)		(0.02)		0.01		0.11		-	(0.18)		0.08		0.08		(0.07)		(0.09)	0.09

SHARES OF COMMON STOCK
OUTSTANDING (in millions)
End of Period	178.1		178.2		178.3		178.4		178.4	177.2		177.2		177.7		177.8		177.8	0.6
Weighted Average - Diluted	178.4		178.6		178.7		178.8		178.6	177.4		177.6		178.0		178.0		177.7	0.9
Totals may not foot due to rounding.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY SPECIAL ITEMS (Shown as Positive/(Negative) Impact on Earnings)

	2013									2012									YTD
($/share)	1	Q	2	Q	3	Q	4	Q	YTD	1	Q	2	Q	3	Q	4	Q	YTD	CHANGE
UTILITY
SPECIAL ITEMS
Transmission business spin-merge expenses	(0.04)		(0.07)		(0.06)		0.11		(0.05)	(0.03)		(0.05)		(0.06)		(0.06)		(0.21)	0.16
HCM implementation expenses	-		(0.01)		(0.03)		(0.07)		(0.11)	-		-		-		-		-	(0.11)
Total	(0.04)		(0.08)		(0.09)		0.04		(0.16)	(0.03)		(0.05)		(0.06)		(0.06)		(0.21)	0.05
ENTERGY WHOLESALE COMMODITIES
SPECIAL ITEMS
VY asset impairments/related charges	-		-		(0.97)		(0.18)		(1.15)	(1.26)		-		-		-		(1.26)	0.11
HCM implementation expenses	-		(0.01)		(0.01)		(0.06)		(0.08)	-		-		-		-		-	(0.08)
Total	-		(0.01)		(0.98)		(0.24)		(1.23)	(1.26)		-		-		-		(1.26)	0.03
PARENT & OTHER
SPECIAL ITEMS
Transmission business spin-merge expenses	-		-		-		0.03		0.03	(0.01)		-		-		-		-	0.03
HCM implementation expenses	-		-		-		(0.01)		(0.01)	-		-		-		-		-	(0.01)
Total	-		-		-		0.02		0.02	(0.01)		-		-		-		-	0.02
TOTAL SPECIAL ITEMS	(0.04)		(0.09)		(1.07)		(0.18)		(1.37)	(1.30)		(0.05)		(0.06)		(0.06)		(1.47)	0.10

	2013									2012									YTD
($ millions)	1	Q	2	Q	3	Q	4	Q	YTD	1	Q	2	Q	3	Q	4	Q	YTD	CHANGE
UTILITY
SPECIAL ITEMS
Transmission business spin-merge expenses	(6.3)		(12.2)		(10.1)		20.0		(8.7)	(5.8)		(9.9)		(10.7)		(10.7)		(37.1)	28.4
HCM implementation expenses	-		(2.7)		(5.2)		(12.5)		(20.3)	-		-		-		-		-	(20.3)
Total	(6.3)		(14.9)		(15.3)		7.5		(29.0)	(5.8)		(9.9)		(10.7)		(10.7)		(37.1)	8.1
ENTERGY WHOLESALE COMMODITIES
SPECIAL ITEMS
VY asset impairments/related charges	-		-		(173.1)		(31.8)		(204.8)	(223.5)		-		-		-		(223.5)	18.7
HCM implementation expenses	-		(1.1)		(2.1)		(11.8)		(15.0)	-		-		-		-		-	(15.0)
Total	-		(1.1)		(175.2)		(43.6)		(219.8)	(223.5)		-		-		-		(223.5)	3.7
PARENT & OTHER
SPECIAL ITEMS
Transmission business spin-merge expenses	-		-		-		5.5		5.5	(1.4)		0.3		-		-		(1.0)	6.5
HCM implementation expenses	-		-		-		(1.8)		(1.9)	-		-		-		-		-	(1.9)
Total	-		-		-		3.7		3.6	(1.4)		0.3		-		-		(1.0)	4.6
TOTAL SPECIAL ITEMS	(6.3)		(16.0)		(190.5)		(32.4)		(245.2)	(230.7)		(9.6)		(10.7)		(10.7)		(261.6)	16.4
Totals may not foot due to rounding.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL RESULTS – GAAP TO NON-GAAP RECONCILIATION

($/share)	2013	2012	2011	2010	2009
AS-REPORTED
Utility	4.64	5.30	6.20	4.33	3.53
Entergy Wholesale Commodities	0.24	0.23	2.74	2.38	3.10
Parent & Other	(0.89)	(0.77)	(1.39)	(0.05)	(0.33)
CONSOLIDATED AS-REPORTED EARNINGS	3.99	4.76	7.55	6.66	6.30
LESS SPECIAL ITEMS
Utility	(0.16)	(0.21)	-	-	-
Entergy Wholesale Commodities	(1.23)	(1.26)	-	(0.54)	(0.23)
Parent & Other	0.02	-	(0.07)	0.10	(0.14)
TOTAL SPECIAL ITEMS	(1.37)	(1.47)	(0.07)	(0.44)	(0.37)
OPERATIONAL
Utility	4.80	5.51	6.20	4.33	3.53
Entergy Wholesale Commodities	1.47	1.49	2.74	2.92	3.33
Parent & Other	(0.91)	(0.77)	(1.32)	(0.15)	(0.19)
CONSOLIDATED OPERATIONAL EARNINGS	5.36	6.23	7.62	7.10	6.67
Weather Impact	-	(0.09)	0.52	0.62	(0.01)

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL SPECIAL ITEMS (Shown as Positive/(Negative) Impact on Earnings)

($/share)	2013	2012	2011	2010	2009
UTILITY SPECIAL ITEMS
Transmission business spin-merge expenses	(0.05)	(0.21)	-	-	-
HCM implementation expenses	(0.11)	-	-	-	-
Total	(0.16)	(0.21)	-	-	-
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
VY asset impairments/related charges	(1.15)	(1.26)	-	-	-
HCM implementation expenses	(0.08)	-	-	-	-
Non-utility nuclear spin-off expenses	-	-	-	(0.54)	(0.23)
Total	(1.23)	(1.26)	-	(0.54)	(0.23)
PARENT & OTHER SPECIAL ITEMS
Transmission business spin-merge expenses	0.03	-	(0.07)	-	-
HCM implementation expenses	(0.01)	-	-	-	-
Non-utility nuclear spin-off expenses	-	-	-	0.10	(0.14)
Total	0.02	-	(0.07)	0.10	(0.14)
TOTAL SPECIAL ITEMS	(1.37)	(1.47)	(0.07)	(0.44)	(0.37)

($ millions)	2013	2012	2011	2010	2009
UTILITY SPECIAL ITEMS
Transmission business spin-merge expenses	(8.7)	(37.1)	-	-	-
HCM implementation expenses	(20.3)	-	-	-	-
Total	(29.0)	(37.1)	-	-	-
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
VY asset impairments/related charges	(204.8)	(223.5)	-	-	-
HCM implementation expenses	(15.0)	-	-	-	-
Non-utility nuclear spin-off expenses	-	-	-	(100.7)	(44.0)
Total	(219.8)	(223.5)	-	(100.7)	(44.0)
PARENT & OTHER SPECIAL ITEMS
Transmission business spin-merge expenses	5.5	(1.0)	(13.0)	-	-
HCM implementation expenses	(1.9)	-	-	-	-
Non-utility nuclear spin-off expenses	-	-	-	18.5	(27.0)
Total	3.6	(1.0)	(13.0)	18.5	(27.0)
TOTAL SPECIAL ITEMS	(245.2)	(261.6)	(13.0)	(82.2)	(71.0)

FINANCIAL RESULTS

DESCRIPTION OF ENTERGY CORPORATION CONSOLIDATED SPECIAL ITEMS

MAIN EARNINGS CATEGORY
UTILITY SPECIAL ITEMS
Transmission business spin-merge expenses	Operating expenses: Other operation and maintenance Income taxes
HCM implementation expenses	Operating expenses: Other operation and maintenance
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
VY asset impairments/related charges	Operating expenses: Other operation and maintenance Income taxes
HCM implementation expenses	Operating expenses: Other operation and maintenance
Non-utility nuclear spin-off expenses	Operating expenses: Other operation and maintenance Operating expenses: Taxes other than income taxes Operating expenses: Depreciation Interest and Other Charges: Other interest

PARENT & OTHER SPECIAL ITEMS
Transmission business spin-merge expenses	Operating expenses: Other operation and maintenance Income taxes
HCM implementation expenses	Operating expenses: Other operation and maintenance
Non-utility nuclear spin-off expenses	Operating expenses: Other operation and maintenance Income taxes

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF INCOME (unaudited)

In thousands, except share data, for the years ended December 31,	2013	2012	2011	2010	2009
OPERATING REVENUES:
Electric	$8,942,360	$7,870,649	$8,673,517	$8,740,637	$7,880,016
Natural gas	154,353	130,836	165,819	197,658	172,213
Competitive businesses	2,294,234	2,300,594	2,389,737	2,549,282	2,693,421
Total	11,390,947	10,302,079	11,229,073	11,487,577	10,745,650
OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,445,818	2,036,835	2,492,714	2,518,582	2,309,831
Purchased power	1,554,332	1,255,800	1,564,967	1,659,416	1,395,203
Nuclear refueling outage expenses	256,801	245,600	255,618	256,123	241,310
Asset impairments and related charges	341,537	355,524	-	-	-
Other operation and maintenance	3,331,934	3,045,392	2,867,758	2,969,402	2,750,810
Decommissioning	242,104	184,760	190,595	211,736	199,063
Taxes other than income taxes	600,350	557,298	536,026	534,299	503,859
Depreciation and amortization	1,261,044	1,144,585	1,102,202	1,069,894	1,082,775
Other regulatory charges (credits) – net	45,597	175,104	205,959	44,921	(21,727)
Total	10,079,517	9,000,898	9,215,839	9,264,373	8,461,124
Gain on sale of business	43,569	-	-	44,173	-
OPERATING INCOME	1,354,999	1,301,181	2,013,234	2,267,377	2,284,526
OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	66,053	92,759	84,305	59,381	59,545
Interest and investment income	199,300	127,776	128,994	184,077	236,628
Other than temporary impairment losses	-	-	-	-	(86,069)
Miscellaneous – net	(59,762)	(53,214)	(59,271)	(48,124)	(40,396)
Total	205,591	167,321	154,028	195,334	169,708
INTEREST EXPENSE:
Interest expense	629,537	606,596	551,521	610,146	603,679
Allowance for borrowed funds used during construction	(25,500)	(37,312)	(37,894)	(34,979)	(33,235)
Total	604,037	569,284	513,627	575,167	570,444
INCOME BEFORE INCOME TAXES	956,553	899,218	1,653,635	1,887,544	1,883,790
Income taxes	225,981	30,855	286,263	617,239	632,740
CONSOLIDATED NET INCOME	730,572	868,363	1,367,372	1,270,305	1,251,050
Preferred dividend requirements of subsidiaries	18,670	21,690	20,933	20,063	19,958
NET INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$711,902	$846,673	$1,346,439	$1,250,242	$1,231,092
Basic earnings per average common share	$3.99	$4.77	$7.59	$6.72	$6.39
Diluted earnings per average common share	$3.99	$4.76	$7.55	$6.66	$6.30
Average number of common shares outstanding:
Basic	178,211,192	177,324,813	177,430,208	186,010,452	192,772,032
Diluted	178,570,400	177,737,565	178,370,695	187,814,235	195,838,068
Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

2013 CONSOLIDATING INCOME STATEMENT (unaudited)

		ENTERGY
		WHOLESALE	PARENT &
In thousands, except share data, for the year ended December 31, 2013.	UTILITY	COMMODITIES	OTHER	CONSOLIDATED
OPERATING REVENUES:
Electric	$8,947,433	$-	$(5,073)	$8,942,360
Natural gas	154,353	-	-	154,353
Competitive businesses	-	2,312,758	(18,524)	2,294,234
Total	9,101,786	2,312,758	(23,597)	11,390,947
OPERATING EXPENSES:
Operating and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	2,036,749	411,233	(2,164)	2,445,818
Purchased power	1,495,643	99,460	(40,771)	1,554,332
Nuclear refueling outage expenses	124,960	131,841	-	256,801
Asset impairments and related charges	9,411	329,336	2,790	341,537
Other operation and maintenance	2,263,894	1,048,061	19,979	3,331,934
Decommissioning	116,812	125,292	-	242,104
Taxes other than income taxes	469,969	129,020	1,361	600,350
Depreciation and amortization	1,041,031	215,871	4,142	1,261,044
Other regulatory charges (credits) - net	45,597	-	-	45,597
Total	7,604,066	2,490,114	(14,663)	10,079,517
Gain on sale of business	-	43,569	-	43,569
OPERATING INCOME	1,497,720	(133,787)	(8,934)	1,354,999
OTHER INCOME (DEDUCTIONS):
Allowance for equity funds used during construction	66,053	-	-	66,053
Interest and investment income	186,724	137,727	(125,151)	199,300
Miscellaneous – net	(29,192)	(22,112)	(8,458)	(59,762)
Total	223,585	115,615	(133,609)	205,591
INTEREST EXPENSE:
Interest expense	534,673	16,323	78,541	629,537
Allowance for borrowed funds used during construction	(25,500)	-	-	(25,500)
Total	509,173	16,323	78,541	604,037
INCOME BEFORE INCOME TAXES	1,212,132	(34,495)	(221,084)	956,553
Income taxes	365,917	(77,471)	(62,465)	225,981
CONSOLIDATED NET INCOME	846,215	42,976	(158,619)	730,572
Preferred dividend requirements of subsidiaries	17,329	91	1,250	18,670
NET INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$828,886	$42,885	$(159,869)	$711,902
Basic earnings per average common share	$4.65	$0.24	$(0.90)	$3.99
Diluted earnings per average common share	$4.64	$0.24	$(0.89)	$3.99
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2013	2012	2011	2010	2009
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$129,979	$112,992	$81,468	$76,290	$85,861
Temporary cash investments	609,147	419,577	612,970	1,218,182	1,623,690
Total cash and cash equivalents	739,126	532,569	694,438	1,294,472	1,709,551
Securitization recovery trust account	45,885	46,040	50,304	43,044	13,098
Accounts receivable:
Customer	670,641	568,871	568,558	602,796	553,692
Allowance for doubtful accounts	(34,311)	(31,956)	(31,159)	(31,777)	(27,631)
Other	195,028	161,408	166,186	161,662	152,303
Accrued unbilled revenues	340,828	303,392	298,283	302,901	302,463
Total accounts receivable	1,172,186	1,001,715	1,001,868	1,035,582	980,827
Deferred fuel costs	116,379	150,363	209,776	64,659	126,798
Accumulated deferred income taxes	175,073	306,902	9,856	8,472	-
Fuel inventory – at average cost	208,958	213,831	202,132	207,520	196,855
Materials and supplies – at average cost	915,006	928,530	894,756	866,908	825,702
Deferred nuclear refueling outage costs	192,474	243,374	231,031	218,423	225,290
System agreement cost equalization	61,040	16,880	36,800	52,160	70,000
Prepaid taxes	-	-	-	301,807	184,819
Prepayments and other	303,564	242,922	291,742	246,036	201,221
Total	3,929,691	3,683,126	3,622,703	4,339,083	4,534,161
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	40,350	46,738	44,876	40,697	39,580
Decommissioning trust funds	4,903,144	4,190,108	3,788,031	3,595,716	3,211,183
Non-utility property – at cost (less accumulated depreciation)	199,375	256,039	260,436	257,847	247,664
Other	210,616	436,234	416,423	405,946	120,273
Total	5,353,485	4,929,119	4,509,766	4,300,206	3,618,700
PROPERTY, PLANT AND EQUIPMENT:
Electric	42,935,712	41,944,567	39,385,524	37,153,061	36,343,772
Property under capital lease	941,299	935,199	809,449	800,078	783,096
Natural gas	366,365	353,492	343,550	330,608	314,256
Construction work in progress	1,514,857	1,365,699	1,779,723	1,661,560	1,547,319
Nuclear fuel under capital lease	-	-	-	-	527,521
Nuclear fuel	1,566,904	1,598,430	1,546,167	1,377,962	739,827
Total property, plant and equipment	47,325,137	46,197,387	43,864,413	41,323,269	40,255,791
Less – accumulated depreciation and amortization	19,443,493	18,898,842	18,255,128	17,474,914	16,866,389
Property, plant and equipment – net	27,881,644	27,298,545	25,609,285	23,848,355	23,389,402
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	849,718	742,030	799,006	845,725	816,856
Other regulatory assets (includes securitization property of
$822,218 as of December 31, 2013, $914,751 as
of December 31, 2012, $1,009,103 as of December 31, 2011,
$882,346 as of December 31, 2010,
$818,047 as of December 31, 2009)	3,893,363	5,025,912	4,636,871	3,838,237	3,647,154
Deferred fuel costs	172,202	172,202	172,202	172,202	172,202
Goodwill	377,172	377,172	377,172	377,172	377,172
Accumulated deferred income taxes	62,011	37,748	19,003	54,523	-
Other	887,160	936,648	955,691	909,773	1,006,306
Total	6,241,626	7,291,712	6,959,945	6,197,632	6,019,690
TOTAL ASSETS	$43,406,446	$43,202,502	$40,701,699	$38,685,276	$37,561,953
Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2013	2012	2011	2010	2009
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$457,095	$718,516	$2,192,733	$299,548	$711,957
Notes payable and commercial paper	1,046,887	796,002	108,331	154,135	30,031
Accounts payable	1,173,313	1,217,180	1,069,096	1,181,099	998,228
Customer deposits	370,997	359,078	351,741	335,058	323,342
Taxes accrued	191,093	333,719	278,235	-	-
Accumulated deferred income taxes	28,307	13,109	99,929	49,307	48,584
Interest accrued	180,997	184,664	183,512	217,685	192,283
Deferred fuel costs	57,631	96,439	255,839	166,409	219,639
Obligations under capital leases	2,323	3,880	3,631	3,388	212,496
Pension and other postretirement liabilities	67,419	95,900	44,031	39,862	55,031
System agreement cost equalization	61,040	25,848	80,090	52,160	187,204
Other	423,470	261,986	283,531	277,598	215,202
Total	4,060,572	4,106,321	4,950,699	2,776,249	3,193,997

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	8,724,635	8,311,756	8,096,452	8,573,646	7,662,798
Accumulated deferred investment tax credits	263,765	273,696	284,747	292,330	308,395
Obligations under capital leases	32,218	34,541	38,421	42,078	354,233
Other regulatory liabilities	1,295,955	898,614	728,193	539,026	378,862
Decommissioning and asset retirement cost liabilities	3,933,416	3,513,634	3,296,570	3,148,479	2,939,539
Accumulated provisions	115,139	362,226	385,512	395,250	141,315
Pension and other postretirement liabilities	2,320,704	3,725,886	3,133,657	2,175,364	2,241,039
Long-term debt (includes securitization bonds
of $883,013 as of December 31, 2013, $973,480 as of
December 31, 2012, $1,070,556 as of December 31, 2011,
$931,131 as of December 31, 2010,
$838,349 as of December 31, 2009)	12,139,149	11,920,318	10,043,713	11,317,157	10,705,738
Other	583,667	577,910	501,954	618,559	711,334
Total	29,408,648	29,618,581	26,509,219	27,101,889	25,443,253

Commitments and Contingencies

Subsidiaries preferred stock without sinking fund	210,760	186,511	186,511	216,738	217,343

EQUITY:
Common shareholders' equity:
Common stock, $.01 par value, authorized 500,000,000
shares; issued 254,752,788 shares in 2013, 2012, 2011, 2010,
and 2009	2,548	2,548	2,548	2,548	2,548
Paid-in capital	5,368,131	5,357,852	5,360,682	5,367,474	5,370,042
Retained earnings	9,825,053	9,704,591	9,446,960	8,689,401	8,043,122
Accumulated other comprehensive loss	(29,324)	(293,083)	(168,452)	(38,212)	(75,185)
Less – treasury stock, at cost (76,381,936 shares in 2013;
76,945,239 shares in 2012; 78,396,988 shares in 2011;
76,006,920 shares in 2010; and 65,634,580 shares in 2009)	5,533,942	5,574,819	5,680,468	5,524,811	4,727,167
Total common shareholders' equity	9,632,466	9,197,089	8,961,270	8,496,400	8,613,360
Subsidiaries preferred stock without sinking fund	94,000	94,000	94,000	94,000	94,000
Total	9,726,466	9,291,089	9,055,270	8,590,400	8,707,360

TOTAL LIABILITIES AND EQUITY	$43,406,446	$43,202,502	$40,701,699	$38,685,276	$37,561,953
Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

2013 CONSOLIDATING BALANCE SHEET (unaudited)
		ENTERGY
		WHOLESALE	PARENT &
In thousands, as of December 31, 2013.	UTILITY	COMMODITIES	OTHER	CONSOLIDATED
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$119,781	$9,192	$1,006	$129,979
Temporary cash investments	431,436	167,266	10,445	609,147
Total cash and cash equivalents	551,217	176,458	11,451	739,126
Securitization recovery trust account	45,885	-	-	45,885
Notes receivable	-	530,389	(530,389)	-
Accounts receivable:
Customer	509,176	161,465	-	670,641
Allowance for doubtful accounts	(34,311)	-	-	(34,311)
Associated companies	47,887	2,776	(50,663)	-
Other	184,640	10,353	35	195,028
Accrued unbilled revenues	340,828	-	-	340,828
Total accounts receivable	1,048,220	174,594	(50,628)	1,172,186
Deferred fuel costs	116,379	-	-	116,379
Accumulated deferred income taxes	195,030	13,915	(33,872)	175,073
Fuel inventory – at average cost	198,604	10,354	-	208,958
Materials and supplies – at average cost	603,557	311,449	-	915,006
Deferred nuclear refueling outage costs	78,633	113,841	-	192,474
System agreement cost equalization	61,040	-	-	61,040
Prepayments and other	255,907	180,477	(132,820)	303,564
Total	3,154,472	1,511,477	(736,258)	3,929,691
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	1,097,270	40,238	(1,097,158)	40,350
Decommissioning trust funds	2,235,826	2,667,318	-	4,903,144
Non-utility property – at cost (less accumulated depreciation)	182,465	8,189	8,721	199,375
Other	150,015	60,601	-	210,616
Total	3,665,576	2,776,346	(1,088,437)	5,353,485
PROPERTY, PLANT AND EQUIPMENT:
Electric	38,043,514	4,888,807	3,391	42,935,712
Property under capital lease	941,299	-	-	941,299
Natural gas	366,365	-	-	366,365
Construction work in progress	1,217,138	297,451	268	1,514,857
Nuclear fuel	854,617	712,287	-	1,566,904
Total property, plant and equipment	41,422,933	5,898,545	3,659	47,325,137
Less – accumulated depreciation and amortization	18,199,512	1,243,791	190	19,443,493
Property, plant and equipment – net	23,223,421	4,654,754	3,469	27,881,644
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	849,718	-	-	849,718
Other regulatory assets (includes securitization property of
$822,218 as of December 31, 2013)	3,893,363	-	-	3,893,363
Deferred fuel costs	172,202	-	-	172,202
Goodwill	374,099	3,073	-	377,172
Accumulated deferred income taxes	9,117	52,894	-	62,011
Other	197,617	698,161	(8,618)	887,160
Total	5,496,116	754,128	(8,618)	6,241,626
TOTAL ASSETS	$35,539,585	$9,696,705	$(1,829,844)	$43,406,446
Totals may not foot due to rounding.

FINANCIAL RESULTS

2013 CONSOLIDATING BALANCE SHEET (unaudited)
		ENTERGY
		WHOLESALE	PARENT &
In thousands, as of December 31, 2013.	UTILITY	COMMODITIES	OTHER	CONSOLIDATED
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$438,884	$18,211	$-	$457,095
Notes payable and commercial paper:
Associated companies	-	103,739	(103,739)	-
Other	2,940	-	1,043,947	1,046,887
Accounts payable:
Associated companies	15,836	28,216	(44,052)	-
Other	916,616	256,018	679	1,173,313
Customer deposits	370,997	-	-	370,997
Taxes accrued	-	-	191,093	191,093
Accumulated deferred income taxes	97,463	(3)	(69,153)	28,307
Interest accrued	156,968	194	23,835	180,997
Deferred fuel costs	57,631	-	-	57,631
Obligations under capital leases	2,323	-	-	2,323
Pension and other postretirement liabilities	58,720	8,699	-	67,419
System agreement cost equalization	61,040	-	-	61,040
Other	141,425	282,045	-	423,470
Total	2,320,843	697,119	1,042,610	4,060,572

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	7,340,267	1,266,913	117,455	8,724,635
Accumulated deferred investment tax credits	263,765	-	-	263,765
Obligations under capital leases	32,218	-	-	32,218
Other regulatory liabilities	1,295,955	-	-	1,295,955
Decommissioning and asset retirement cost liabilities	2,235,194	1,698,222	-	3,933,416
Accumulated provisions	110,899	3,191	1,049	115,139
Pension and other postretirement liabilities	1,708,639	612,065	-	2,320,704
Long-term debt (includes securitization bonds
of $883,013 as of December 31, 2013)	10,307,888	76,800	1,754,461	12,139,149
Other	741,376	593,325	(751,034)	583,667
Total	24,036,201	4,250,516	1,121,931	29,408,648

Commitments and Contingencies

Subsidiaries preferred stock without sinking fund	186,511	24,249	-	210,760

EQUITY:
Common shareholders' equity:
Common stock, $.01 par value, authorized 500,000,000 shares;
issued 254,752,788 shares in 2013	2,161,268	201,094	(2,359,814)	2,548
Paid-in capital	2,417,670	1,627,856	1,322,605	5,368,131
Retained earnings	4,518,741	2,849,546	2,456,766	9,825,053
Accumulated other comprehensive income (loss)	(75,649)	46,325	-	(29,324)
Less – treasury stock, at cost (76,381,936 shares in 2013)	120,000	-	5,413,942	5,533,942
Total common shareholders' equity	8,902,030	4,724,821	(3,994,385)	9,632,466
Subsidiaries preferred stock without sinking fund	94,000	-	-	94,000
Total	8,996,030	4,724,821	(3,994,385)	9,726,466

TOTAL LIABILITIES AND EQUITY	$35,539,585	$9,696,705	$(1,829,844)	$43,406,446
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

In thousands, for the years ended December 31,	2013	2012	2011	2010	2009
OPERATING ACTIVITIES:
Consolidated net income	$730,572	$868,363	$1,367,372	$1,270,305	$1,251,050
Adjustments to reconcile consolidated net income
to net cash flow provided by operating activities:
Depreciation, amortization, and decommissioning, including nuclear fuel amortization	2,012,076	1,771,649	1,745,455	1,705,331	1,458,861
Deferred income taxes, investment tax credits, and non-current taxes accrued	311,789	(26,479)	(280,029)	718,987	864,684
Asset impairments and related charges	341,537	355,524	-	-	-
Gain on sale of business	(43,569)	-	-	(44,173)	-
Changes in working capital:
Receivables	(180,648)	(14,202)	28,091	(99,640)	116,444
Fuel inventory	4,873	(11,604)	5,393	(10,665)	19,291
Accounts payable	94,436	(6,779)	(131,970)	216,635	(14,251)
Prepaid taxes and taxes accrued	(142,626)	55,484	580,042	(116,988)	(260,029)
Interest accrued	(3,667)	1,152	(34,172)	17,651	4,974
Deferred fuel costs	(4,824)	(99,987)	(55,686)	8,909	72,314
Other working capital accounts	(66,330)	(151,989)	41,875	(160,326)	(43,391)
Changes in provisions for estimated losses	(248,205)	(24,808)	(11,086)	265,284	(12,030)
Changes in other regulatory assets	1,105,622	(398,428)	(673,244)	339,408	(415,157)
Changes in other regulatory liabilities	397,341	170,421	189,167	-	-
Changes in pensions and other postretirement liabilities	(1,433,663)	644,099	962,461	(80,844)	71,789
Other	314,505	(192,131)	(604,852)	(103,793)	(181,391)
Net cash flow provided by operating activities	3,189,219	2,940,285	3,128,817	3,926,081	2,933,158
INVESTING ACTIVITIES:
Construction/capital expenditures	(2,287,593)	(2,674,650)	(2,040,027)	(1,974,286)	(1,931,245)
Allowance for equity funds used during construction	69,689	96,131	86,252	59,381	59,545
Nuclear fuel purchases	(517,825)	(557,960)	(641,493)	(407,711)	(525,474)
Proceeds from sale/leaseback of nuclear fuel	-	-	-	-	284,997
Proceeds from sale of assets and businesses	147,922	-	6,531	228,171	39,554
Payment for purchase of plant	(17,300)	(456,356)	(646,137)	-	-
Insurance proceeds received for property damages	-	-	-	7,894	53,760
Changes in securitization account	155	4,265	(7,260)	(29,945)	(1,036)
NYPA value sharing payment	(71,736)	(72,000)	(72,000)	(72,000)	(72,000)
Payments to storm reserve escrow account	(7,716)	(8,957)	(6,425)	(296,614)	(6,802)
Receipts from storm reserve escrow account	260,279	27,884	-	9,925	-
Decrease (increase) in other investments	(82,955)	15,175	(11,623)	24,956	100,956
Litigation proceeds for reimbursement of spent nuclear fuel storage costs	21,034	109,105	-	-	-
Proceeds from nuclear decommissioning trust fund sales	2,031,552	2,074,055	1,360,346	2,606,383	2,570,523
Investment in nuclear decommissioning trust funds	(2,147,099)	(2,196,489)	(1,475,017)	(2,730,377)	(2,667,172)
Net cash flow used in investing activities	(2,601,593)	(3,639,797)	(3,446,853)	(2,574,223)	(2,094,394)
FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	3,746,016	3,478,361	2,990,881	3,870,694	2,003,469
Mandatorily redeemable preferred membership units of subsidiary	-	51,000	-	-	-
Preferred stock of subsidiary	24,249	-	-	-	-
Common stock and treasury stock	24,527	62,886	46,185	51,163	28,198
Retirement of long-term debt	(3,814,666)	(3,130,233)	(2,437,372)	(4,178,127)	(1,843,169)
Repurchase of common stock	-	-	(234,632)	(878,576)	(613,125)
Redemption of subsidiary common and preferred stock	-	-	(30,308)	-	(1,847)
Changes in credit borrowings and commercial paper – net	250,889	687,675	(6,501)	(8,512)	(25,000)
Dividends paid:
Common stock	(593,037)	(589,209)	(589,605)	(603,854)	(576,956)
Preferred stock	(18,802)	(22,329)	(20,933)	(20,063)	(19,958)
Net cash flow provided by (used in) financing activities	(380,824)	538,151	(282,285)	(1,767,275)	(1,048,388)
Effect of exchange rates on cash and cash equivalents	(245)	(508)	287	338	(1,316)
Net increase (decrease) in cash and cash equivalents	206,557	(161,869)	(600,034)	(415,079)	(210,940)
Cash and cash equivalents at beginning of period	532,569	694,438	1,294,472	1,709,551	1,920,491
Cash and cash equivalents at end of period	$739,126	$532,569	$694,438	$1,294,472	$1,709,551
Certain prior year data has been reclassified to conform with current year presentation.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

$ thousands, for the years ended December 31,	2013	2012	2011	2010	2009
SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	570,212	546,125	532,271	534,004	576,811
Income taxes	127,735	49,214	(2,042)	32,144	43,057
Noncash financing activities:
Long-tern debt retired (equity unit notes)	-	-	-	-	(500,000)
Common stock issued in settlement of equity unit purchase contracts	-	-	-	-	500,000

CASH FLOW INFORMATION BY BUSINESS
			ENTERGY
			WHOLESALE	PARENT &
For the years ended December 31, 2013, 2012, 2011, 2010, and 2009.		UTILITY	COMMODITIES	OTHER	CONSOLIDATED
($ thousands)
2013
Net cash flow provided by operating activities		2,208,089	730,011	251,118	3,189,219
Net cash flow provided by (used in) investing activities		(1,989,855)	(611,689)	(51)	(2,601,593)
Net cash flow provided by (used in) financing activities		(47,150)	(82,542)	(251,132)	(380,824)

2012
Net cash flow provided by (used in) operating activities		2,354,454	675,779	(89,948)	2,940,285
Net cash flow provided by (used in) investing activities		(3,070,785)	(563,996)	(5,016)	(3,639,797)
Net cash flow provided by (used in) financing activities		736,832	(292,860)	94,179	538,151

2011
Net cash flow provided by operating activities		2,099,569	756,499	272,749	3,128,817
Net cash flow provided by (used in) investing activities		(2,346,218)	(1,262,664)	162,029	(3,446,853)
Net cash flow provided by (used in) financing activities		(215,304)	374,484	(441,465)	(282,285)

2010
Net cash flow provided by operating activities		2,941,596	629,787	354,698	3,926,081
Net cash flow provided by (used in) investing activities		(2,500,139)	(399,439)	325,355	(2,574,223)
Net cash flow provided by (used in) financing activities		(859,141)	(230,203)	(677,930)	(1,767,274)

2009
Net cash flow provided by (used in) operating activities		1,586,020	2,626,034	(1,278,896)	2,933,158
Net cash flow provided by (used in) investing activities		(1,465,824)	(1,927,120)	1,298,550	(2,094,394)
Net cash flow provided by (used in) financing activities		553,107	(701,801)	(899,694)	(1,048,388)
Certain prior year data has been reclassified to conform with current year presentation.
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY AND COMPREHENSIVE INCOME (unaudited)

($ thousands)		Common Shareholders’ Equity
	Subsidiaries’ Preferred Stock	Common Stock	Treasury Stock	Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance at December 31, 2008	94,000	2,482	(4,175,214)	4,869,303	7,382,719	(112,698)	8,060,592

Consolidated net income (a)	19,958	-	-	-	1,231,092	-	1,251,050
Other comprehensive income	-	-	-	-	-	43,878	43,878
Common stock repurchases	-	-	(613,125)	-	-	-	(613,125)
Common stock issuances in settlement of equity unit purchase contracts	-	66	-	499,934	-	-	500,000
Common stock issuances related to stock plans	-	-	61,172	805	-	-	61,977
Common stock dividends declared	-	-	-	-	(576,913)	-	(576,913)
Preferred dividend requirements of subsidiaries (a)	(19,958)	-	-	-	-	-	(19,958)
Capital stock and other expenses	-	-	-	-	(141)	-	(141)
Adjustment for implementation of new accounting pronouncement	-	-	-	-	6,365	(6,365)	-

Balance at December 31, 2009	94,000	2,548	(4,727,167)	5,370,042	8,043,122	(75,185)	8,707,360

Consolidated net income (a)	20,063	-	-	-	1,250,242	-	1,270,305
Other comprehensive income	-	-	-	-	-	36,973	36,973
Common stock repurchases	-	-	(878,576)	-	-	-	(878,576)
Common stock issuances related to stock plans	-	-	80,932	(2,568)	-	-	78,364
Common stock dividends declared	-	-	-	-	(603,963)	-	(603,963)
Preferred dividend requirements of subsidiaries (a)	(20,063)	-	-	-	-	-	(20,063)

Balance at December 31, 2010	94,000	2,548	(5,524,811)	5,367,474	8,689,401	(38,212)	8,590,400

Consolidated net income (a)	20,933	-	-	-	1,346,439	-	1,367,372
Other comprehensive loss	-	-	-	-	-	(130,240)	(130,240)
Common stock repurchases	-	-	(234,632)	-	-	-	(234,632)
Common stock issuances related to stock plans	-	-	78,975	(6,792)	-	-	72,183
Common stock dividends declared	-	-	-	-	(588,880)	-	(588,880)
Preferred dividend requirements of subsidiaries (a)	(20,933)	-	-	-	-	-	(20,933)

Balance at December 31, 2011	94,000	2,548	(5,680,468)	5,360,682	9,446,960	(168,452)	9,055,270

Consolidated net income (a)	21,690	-	-	-	846,673	-	868,363
Other comprehensive loss	-	-	-	-	-	(124,631)	(124,631)
Common stock issuances related to stock plans	-	-	105,649	(2,830)	-	-	102,819
Common stock dividends declared	-	-	-	-	(589,042)	-	(589,042)
Preferred dividend requirements of subsidiaries (a)	(21,690)	-	-	-	-	-	(21,690)

Balance at December 31, 2012	94,000	2,548	(5,574,819)	5,357,852	9,704,591	(293,083)	9,291,089

Consolidated net income (a)	18,670	-	-	-	711,902	-	730,572
Other comprehensive income	-	-	-	-	-	263,759	263,759
Common stock issuances related to stock plans	-	-	40,877	10,279	-	-	51,156
Common stock dividends declared	-	-	-	-	(591,440)	-	(591,440)
Preferred dividend requirements of subsidiaries (a)	(18,670)	-	-	-	-	-	(18,670)

Balance at December 31, 2013	94,000	2,548	(5,533,942)	5,368,131	9,825,053	(29,324)	9,726,466
Certain prior year data has been reclassified to conform with current year presentation.
(a) Consolidated net income and preferred dividend requirements of subsidiaries for 2013, 2012, 2011, 2010 and 2009 include $12.0 million, $15.0 million, $13.3 million, $13.3 million, and $13.3 million respectively, of preferred dividends on subsidiaries’ preferred stock without sinking fund that is not presented as equity.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

In thousands, for the years ended December 31,	2013	2012	2011	2010	2009
NET INCOME	$730,572	$868,363	$1,367,372	$1,270,305	$1,251,050
Other comprehensive income (loss)
Cash flow hedges net unrealized gain (loss)
(net of tax expense (benefit) of ($87,940), ($55,750), $34,411, ($7,088), and $333
for 2013 to 2009, respectively)	(161,682)	(97,591)	71,239	(11,685)	(2,887)
Pension and other postretirement liabilities
(net of tax expense (benefit) of $220,899, ($61,223), ($131,198), ($14,387), and ($34,415)
for 2013 to 2009, respectively)	302,489	(91,157)	(223,090)	(8,527)	(35,707)
Net unrealized investment gains
(net of tax expense of $118,878, $61,104, $19,368, $51,130, and $102,845
for 2013 to 2009, respectively)	122,709	63,609	21,254	57,523	82,929
Foreign currency translation
(net of tax expense (benefit) of $131, $275, $192, ($182), and ($246)
for 2013 to 2009, respectively)	243	508	357	(338)	(457)
Other comprehensive income (loss)	263,759	(124,631)	(130,240)	36,973	43,878
COMPREHENSIVE INCOME	994,331	743,732	1,237,132	1,307,278	1,294,928
Preferred dividend requirements of subsidiaries	18,670	21,690	20,933	20,063	19,958
COMPREHENSIVE INCOME ATTRIBUTABLE TO ENTERGY CORPORATION	$975,661	$722,042	$1,216,199	$1,287,215	$1,274,970

CONSOLIDATED CAPITAL EXPENDITURES

HISTORICAL CAPITAL EXPENDITURES
($ millions)	2013	2012	2011	2010	2009
Utility
Maintenance	1,008	868	925	798	805
Other	1,019	1,973	1,121	777	767
Entergy Wholesale Commodities	349	362	712	471	437
Parent & Other	-	(1)	-	-	(6)
Total Historical Capital Expenditures	2,376	3,203	2,758	2,046	2,003

PLANNED CAPITAL EXPENDITURES (as of June 2014)
($ millions)	2014	2015	2016
Utility:
Generation	660	490	605
Transmission	540	645	605
Distribution	685	565	580
Other	160	180	150
Total Utility	2,045	1,880	1,940
Entergy Wholesale Commodities	420	380	230
Total Planned Capital Expenditures	2,465	2,260	2,170

ENTERGY CORPORATION SECURITIES DETAIL(a)

ENTERGY CORPORATION LONG-TERM DEBT					CURRENT OR
			MATURITY	FIRST CALL	FIRST CALL	AS OF DECEMBER 31,
CUSIP		RATE	DATE	DATE	PRICE	2013	2012	2011
							($ millions)
	$3.5B Bank Credit Facility	1.96%	03/19 (c)			$ 255	$ 795	$ 1,920
	Commercial Paper (b)	0.84%				1,045	665	-
29364GAE3	3.625% Notes	3.625%	09/15	Now	MW (T+.35%)	550	550	550
29364GAF0	5.125% Notes	5.125%	09/20	Now	MW (T+.40%)	450	450	450
29364GAG8	4.70% Notes	4.7%	01/17	Now	MW (T+.50%)	500	500	-
	Total					$ 2,800	$ 2,960	$ 2,920
(a) On February 16, 2012, Entergy Gulf States Louisiana, L.L.C. sold 500,000 units ($51 million) of Class A preferred, non-voting, membership interest units of Entergy Holdings
Company LLC that carry a 10% annual distribution rate. Distributions are payable quarterly commencing on September 15, 2008 and have a liquidation price of $100 per unit. The preferred membership interests are callable at the option of Entergy Holdings Company LLC after ten years under the terms of the LLC agreement. This preferred membership interest is reflected in the Parent & Other disclosure segment in ‘Other Non-Current Liabilities’ on the balance sheet.
(b) Entergy Corporation has a commercial paper program with a program limit of up to $1.5 billion.
(c) The maturity date was extended to 03/19 in first quarter 2014.

SECURITIES RATINGS (OUTLOOK)
CORPORATE CREDIT
As of June 2014	MOODY’S	S&P
Entergy Corporation	Baa3 (stable)	BBB (stable)

UTILITY SELECTED DATA

UTILITY QUARTERLY FINANCIAL METRICS
	2013									2012									YTD %
	1	Q	2	Q	3	Q	4	Q	YTD	1	Q	2	Q	3	Q	4	Q	YTD	CHANGE
GAAP MEASURES
As-Reported Net Income ($ millions)	123.5		196.2		348.0		161.2		828.9	62.9		304.2		296.2		279.8		943.0	(12.1)
Return on Average Invested Capital –
As-Reported (%)(a)	7.2		6.5		6.7		5.9		5.9	7.6		7.9		6.4		6.9		6.9	(14.5)
Return on Average Common Equity –
As-Reported (%)(a)	12.6		10.9		11.2		9.6		9.6	13.4		13.8		10.5		11.8		11.8	(18.6)
Debt to Capital Ratio (%)	55.1		55.9		54.9		54.0		54.0	54.4		53.3		53.7		54.9		54.9	(1.6)
NON-GAAP MEASURES
Operational Earnings ($ millions)	129.8		211.1		363.3		153.7		857.8	68.7		314.1		306.9		290.5		980.1	(12.5)
Return on Average Invested Capital –
Operational (%)(a)	7.4		6.7		6.9		6.1		6.1	7.7		8.0		6.5		7.1		7.1	(14.1)
Return on Average Common Equity –
Operational (%)(a)	13.1		11.5		11.8		10.0		10.0	13.5		14.0		10.8		12.3		12.3	(18.7)
Debt to Capital Ratio, excluding securitization debt (%)	52.7		53.7		52.7		51.9		51.9	51.5		50.5		51.0		52.4		52.4	(1.0)
Net Debt to Net Capital Ratio, excluding securitization debt (%)	52.4		53.3		52.1		50.5		50.5	50.2		50.0		49.4		51.4		51.4	(1.8)
(a) Rolling twelve months. Totals may not foot due to rounding.

UTILITY ANNUAL FINANCIAL METRICS
	2013	2012	2011	2010	2009
GAAP MEASURES
As-Reported Net Income ($ millions)	828.9	943.0	1,106.5	812.4	691.6
Return on Average Invested Capital – As-Reported (%)	5.9	6.9	8.3	6.9	6.4
Return on Average Common Equity – As-Reported (%)	9.6	11.8	14.8	11.4	10.1
Debt to Capital Ratio (%)	54.0	54.9	54.0	54.3	55.6
NON-GAAP MEASURES
Operational Earnings ($ millions)	857.8	980.1	1,106.5	812.4	691.6
Return on Average Invested Capital – Operational (%)	6.1	7.1	8.3	6.9	6.4
Return on Average Common Equity – Operational (%)	10.0	12.3	14.8	11.4	10.1
Debt to Capital Ratio, excluding securitization debt (%)	51.9	52.4	50.9	51.6	53.2
Net Debt to Net Capital Ratio, excluding securitization debt (%)	50.5	51.4	49.8	48.9	49.2

UTILITY SECURITIES RATINGS (OUTLOOK)
	MORTGAGE BONDS		PREFERRED STOCK
As of June 2014	MOODY’S	S&P	MOODY’S	S&P
Entergy Arkansas, Inc.	A3 (stable)	A- (stable)	Ba1	BB+
Entergy Gulf States Louisiana, L.L.C.	A2 (stable)	A- (stable)	Baa3	BB+
Entergy Louisiana, LLC	A2 (stable)	A- (stable)	Baa3	BB+
Entergy Mississippi, Inc.	A3 (stable)	A- (stable)	Ba1	BB+
Entergy New Orleans, Inc.	Baa3 (stable)	A- (stable)	B1	BB+
Entergy Texas, Inc.	Baa1 (stable)	A- (stable)	n/a	n/a
System Energy Resources, Inc.	Baa1 (stable)	A- (stable)	n/a	n/a

UTILITY HISTORICAL CAPITAL EXPENDITURES(a)
($ millions)	2013	2012	2011	2010	2009
Entergy Arkansas	489	615	383	291	264
Entergy Gulf States Louisiana	267	284	219	237	274
Entergy Louisiana	711	787	734	428	468
Entergy Mississippi	168	378	166	224	131
Entergy New Orleans	89	86	57	80	62
Entergy Texas	182	181	173	163	188
System Energy Resources	52	450	235	56	91
Other(b)	69	60	79	96	94
Total	2,027	2,841	2,046	1,575	1,572
(a) Historical capital expenditures include storm capital spending.
(b) Corresponds to Entergy Services, Inc., Entergy Operations, Inc., and System Fuels, Inc.

UTILITY SELECTED DATA

UTILITY PLANNED CAPITAL EXPENDITURES (as of June 2014)
	2014
	Entergy	Entergy Gulf	Entergy	Entergy	Entergy	Entergy	System Energy	Entergy
($ millions)	Arkansas	States Louisiana	Louisiana	Mississippi	New Orleans	Texas	Resources	Services	Utility
Planned construction and capital investment:
Generation	135	100	250	55	-	55	65	-	660
Transmission	130	115	160	35	15	65	-	20	540
Distribution	235	75	145	110	35	85	-	-	685
Other	25	20	20	10	25	10	5	45	160
Total Planned Capital Expenditures	525	310	575	210	75	215	70	65	2,045
Totals may not foot due to rounding.

	2015
	Entergy	Entergy Gulf	Entergy	Entergy	Entergy	Entergy	System Energy	Entergy
($ millions)	Arkansas	States Louisiana	Louisiana	Mississippi	New Orleans	Texas	Resources	Services	Utility
Planned construction and capital investment:
Generation	145	75	170	25	-	25	50	-	490
Transmission	195	130	80	75	20	135	-	10	645
Distribution	160	65	130	100	30	80	-	-	565
Other	15	25	20	20	25	30	5	40	180
Total Planned Capital Expenditures	515	295	400	220	75	270	55	50	1,880
Totals may not foot due to rounding.

	2016
	Entergy	Entergy Gulf	Entergy	Entergy	Entergy	Entergy	System Energy	Entergy
($ millions)	Arkansas	States Louisiana	Louisiana	Mississippi	New Orleans	Texas	Resources	Services	Utility
Planned construction and capital investment:
Generation	180	90	195	35	-	45	55	5	605
Transmission	135	130	75	115	15	135	-	-	605
Distribution	160	75	135	95	25	90	-	-	580
Other	15	20	15	15	25	20	5	35	150
Total Planned Capital Expenditures	490	315	420	260	65	290	60	40	1,940
Totals may not foot due to rounding.

	2014 - 2016
	Entergy	Entergy Gulf	Entergy	Entergy	Entergy	Entergy	System Energy	Entergy
($ millions)	Arkansas	States Louisiana	Louisiana	Mississippi	New Orleans	Texas	Resources	Services	Utility
Total Planned Capital Expenditures	1,530	920	1,395	690	215	775	185	155	5,865

UTILITY FINANCIAL RESULTS

2013 UTILITY CONSOLIDATING INCOME STATEMENT (unaudited)

In thousands, for the year ending December 31, 2013.	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	OTHER/ ELIMINATIONS(a)	UTILITY
OPERATING REVENUES:
Electric	$2,190,159	$1,881,895	$2,626,935	$1,334,540	$525,041	$1,728,799	$735,089	$(2,075,025)	$8,947,433
Natural gas	-	59,238	-	-	95,115	-	-	-	$154,353
Total	2,190,159	1,941,133	2,626,935	1,334,540	620,156	1,728,799	735,089	(2,075,025)	$9,101,786
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	426,316	286,625	570,956	328,934	116,715	207,310	103,358	(3,465)	$2,036,749
Purchased power	473,326	731,611	850,998	375,745	253,202	857,512	-	(2,046,751)	$1,495,643
Nuclear refueling outage expenses	40,499	20,345	34,566	-	-	-	29,551	(1)	$124,960
Asset impairments and related charges	-	-	-	-	-	-	-	9,411	$9,411
Other operation and maintenance	592,892	398,589	480,166	261,832	136,003	253,786	174,772	(34,146)	$2,263,894
Decommissioning	43,058	15,908	21,612	-	-	-	35,472	762	$116,812
Taxes other than income taxes	89,471	80,307	74,241	83,630	48,659	63,823	25,537	4,301	$469,969
Depreciation and amortization	230,512	150,929	242,787	108,714	37,717	94,744	176,387	(759)	$1,041,031
Other regulatory charges (credits) – net	(10,975)	9,482	(3,785)	(14,545)	996	77,491	(13,068)	1	$45,597
Total	1,885,099	1,693,796	2,271,541	1,144,310	593,292	1,554,666	532,009	(2,070,647)	$7,604,066
OPERATING INCOME	305,060	247,337	355,394	190,230	26,864	174,133	203,080	(4,378)	$1,497,720
OTHER INCOME:
Allowance for equity funds used during construction	10,913	8,062	31,544	2,182	920	4,647	7,784	1	$66,053
Interest and investment income	30,148	52,953	91,599	817	89	1,369	9,844	(95)	$186,724
Miscellaneous – net	(4,275)	(11,567)	(3,990)	(3,821)	(1,401)	(3,328)	(804)	(6)	$(29,192)
Total	36,786	49,448	119,153	(822)	(392)	2,688	16,824	(100)	$223,585
INTEREST EXPENSE:
Interest expense	91,318	81,118	153,529	59,031	13,675	92,156	38,173	5,673	$534,673
Allowance for borrowed funds used during construction	(3,207)	(2,814)	(13,323)	(1,539)	(505)	(3,324)	(786)	(2)	$(25,500)
Total	88,111	78,304	140,206	57,492	13,170	88,832	37,387	5,671	$509,173
INCOME BEFORE INCOME TAXES	253,735	218,481	334,341	131,916	13,302	87,989	182,517	(10,149)	$1,212,132
Income taxes	91,787	56,819	81,877	49,757	1,619	30,108	68,853	(14,903)	$365,917
CONSOLIDATED NET INCOME	161,948	161,662	252,464	82,159	11,683	57,881	113,664	4,754	$846,215
Preferred dividend requirements and other	6,873	825	6,950	2,828	965	-	-	(1,112)	$17,329
EARNINGS APPLICABLE TO
COMMON STOCK/EQUITY	$155,075	$160,837	$245,514	$79,331	$10,718	$57,881	$113,664	$5,866	$828,886
(a) Reflects other Entergy subsidiaries, including EGS Holdings, Inc. and Entergy Louisiana Holdings, Inc., the respective parent companies of EGSL and ELL, as well as Entergy Services, Inc. and the elimination of intercompany transactions.
Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2013 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

In thousands, as of December 31, 2013.	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	OTHER/ ELIMINATIONS(a)	UTILITY
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	4,181	1,739	427	22	317	2,432	62,561	$48,102	119,781
Temporary cash investments	122,841	13,842	123,580	9	33,172	44,056	64,581	29,355	431,436
Total cash and cash equivalents	127,022	15,581	124,007	31	33,489	46,488	127,142	77,457	551,217
Securitization recovery trust account	3,835	-	4,539	-	-	37,511	-	-	45,885
Accounts receivable:
Customer	102,328	69,648	144,836	76,534	38,872	76,957	-	1	509,176
Allowance for doubtful accounts	(30,113)	(909)	(965)	(906)	(974)	(443)	-	(1)	(34,311)
Associated companies	68,875	107,723	87,820	13,794	32,273	76,494	104,419	(443,511)	47,887
Other	94,256	22,945	21,420	9,117	2,667	10,897	6,400	16,938	184,640
Accrued unbilled revenues	82,298	58,867	93,073	44,777	18,745	43,067	-	1	340,828
Total account receivable	317,644	258,274	346,184	143,316	91,583	206,972	110,819	(426,572)	1,048,220
Deferred fuel costs	68,696	9,625	-	38,057	-	-	-	1	116,379
Accumulated deferred income taxes	33,556	-	100,022	-	12,018	-	-	49,434	195,030
Fuel inventory – at average cost	41,504	26,555	23,311	48,899	2,999	55,335	-	1	198,604
Materials and supplies – at average cost	152,429	122,909	156,487	40,849	11,696	34,068	85,118	1	603,557
Deferred nuclear refueling outage costs	31,135	25,975	13,670	-	-	-	7,853	-	78,633
System agreement cost equalization	30,000	-	-	15,000	-	16,040	-	-	61,040
Prepaid taxes	-	22,008	184,503	-	-	55,635	-	(262,146)	-
Gas hedge contracts	-	2,238	2,889	-	-	-	-	(5,127)	-
Prepayments and other	58,911	12,452	15,223	4,813	4,178	34,458	1,727	124,145	255,907
Total	864,732	495,617	970,835	290,965	155,963	486,507	332,659	(442,806)	3,154,472
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	-	289,664	807,423	-	-	687	-	(504)	1,097,270
Decommissioning trust funds	710,913	573,744	347,274	-	-	-	603,896	(1)	2,235,826
Non-utility property – at cost (less accumulated depreciation)	1,664	174,134	396	4,670	1,016	376	-	209	182,465
Storm reserve escrow account	-	21,538	-	-	10,513	-	-	(32,051)	-
Escrow accounts	-	-	-	51,795	-	-	-	(51,795)	-
Other	29,181	14,145	-	-	-	18,161	-	88,528	150,015
Total	741,758	1,073,225	1,155,093	56,465	11,529	19,224	603,896	4,386	3,665,576
PROPERTY, PLANT AND EQUIPMENT
Electric	8,798,458	7,400,689	8,799,393	3,875,737	889,629	3,616,061	4,124,647	538,900	38,043,514
Property under capital lease	1,064	-	331,895	5,329	-	-	570,872	32,139	941,299
Natural gas	-	143,902	-	-	222,463	-	-	-	366,365
Construction work in progress	209,036	105,314	672,883	37,316	29,312	94,743	29,061	39,473	1,217,138
Nuclear fuel	321,901	196,508	147,385	-	-	-	188,824	(1)	854,617
Total property, plant and equipment	9,330,459	7,846,413	9,951,556	3,918,382	1,141,404	3,710,804	4,913,404	610,511	41,422,933
Less – accumulated depreciation and amortization	4,034,880	4,071,762	3,763,234	1,413,484	566,948	1,387,303	2,699,263	262,638	18,199,512
Property, plant and equipment – net	5,295,579	3,774,651	6,188,322	2,504,898	574,456	2,323,501	2,214,141	347,873	23,223,421
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	73,864	165,456	309,617	58,716	-	129,069	115,492	(2,496)	849,718
Other regulatory assets (includes securitization property of
$822,218 as of December 31, 2013)	1,014,392	321,466	715,503	318,462	137,191	919,234	261,740	205,375	3,893,363
Deferred fuel costs	-	100,124	67,998	-	4,080	-	-	-	172,202
Long-term receivables - associated companies	-	-	-	-	-	27,900	-	(27,900)	-
Goodwill	-	-	-	-	-	-	-	374,099	374,099
Accumulated deferred income taxes	-	-	-	-	-	-	-	9,117	9,117
Other	44,565	12,049	43,025	20,819	5,577	16,425	15,996	39,161	197,617
Total	1,132,821	599,095	1,136,143	397,997	146,848	1,092,628	393,228	597,356	5,496,116
TOTAL ASSETS	8,034,890	5,942,588	9,450,393	3,250,325	888,796	3,921,860	3,543,924	506,809	35,539,585
(a) Reflects other Entergy subsidiaries, including EGS Holdings, Inc. and Entergy Louisiana Holdings, Inc., the respective parent companies of EGSL and ELL, as well as Entergy Services, Inc. and the elimination of intercompany transactions.
Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

2013 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

In thousands, as of December 31, 2013.	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	OTHER/ ELIMINATIONS(a)	UTILITY
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$70,000	$-	$320,231	$-	$-	$-	$48,653	$-	$438,884
Notes payable and commercial paper:
Other	-	-	2,923	-	-	-	-	17	$2,940
Accounts payable:
Associated companies	149,802	95,853	83,655	74,144	36,193	112,309	12,778	(548,898)	$15,836
Other	228,160	103,314	162,507	52,129	27,840	73,682	31,862	237,122	$916,616
Customer deposits	86,512	51,839	90,393	74,211	22,959	38,721	-	6,362	$370,997
Taxes accrued	9,979	-	-	53,247	1,509	-	11,121	(75,856)	$-
Accumulated deferred income taxes	9,231	36,330	338	15,413	-	33,847	2,310	(6)	$97,463
Interest accrued	22,036	25,808	42,072	20,383	3,598	31,246	11,825	-	$156,968
Deferred fuel costs	-	-	30,392	-	23,145	4,093	-	1	$57,631
Obligations under capital leases	-	-	-	-	-	-	-	2,323	$2,323
Pension and other postretirement liabilities	-	9,065	10,255	-	-	786	-	38,614	$58,720
System agreement cost equalization	-	15,000	17,000	-	17,040	12,000	-	-	$61,040
Other	55,656	19,032	19,443	19,021	4,387	23,490	2,312	(1,916)	$141,425
Total	631,376	356,241	779,209	308,548	136,671	330,174	120,861	(342,237)	2,320,843

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	1,906,562	1,512,547	1,275,584	746,939	183,636	1,022,955	737,973	(45,929)	$7,340,267
Accumulated deferred investment tax credits	38,958	75,295	67,347	8,530	1,082	16,147	54,786	1,620	$263,765
Obligations under capital leases	-	-	-	4,185	-	-	-	28,033	$32,218
Regulatory liability for income taxes - net	-	-	-	-	2,495	-	-	(2,495)	$-
Other regulatory liabilities	219,370	159,429	533,247	2,509	26,361	5,194	349,846	(1)	$1,295,955
Decommissioning and asset retirement cost liabilities	723,771	403,084	479,086	6,401	2,347	4,349	616,157	(1)	$2,235,194
Accumulated provisions	5,746	37,146	7,733	35,674	15,000	9,079	-	521	$110,899
Pension and other postretirement liabilities	319,211	274,315	358,017	66,722	32,497	51,253	79,411	527,213	$1,708,639
Long-term debt (includes securitization bonds
of $883,013 as of December 31, 2013)	2,335,802	1,527,465	2,899,285	1,053,670	225,944	1,556,939	708,783	-	$10,307,888
Long-term payables - associated companies	-	27,900	-	-	-	-	-	(27,900)	$-
Gas system rebuild insurance proceeds	-	-	-	-	32,760	-	-	(32,760)	$-
Other	18,026	108,189	75,233	15,189	3,940	38,743	-	482,056	$741,376
Total	5,567,446	4,125,370	5,695,532	1,939,819	526,062	2,704,659	2,546,956	930,357	24,036,201
Commitments and Contingencies

Subsidiaries preferred stock without sinking fund	116,350	-	-	50,381	19,780	-	-	-	$186,511

EQUITY:
Common stock or members’ equity	470	1,479,179	2,885,287	199,326	33,744	49,452	789,350	(3,275,540)	$2,161,268
Paid-in capital/capital stock expense and other	588,471	-	-	(690)	36,294	481,994	-	1,311,601	$2,417,670
Retained earnings	1,130,777	-	-	752,941	136,245	355,581	86,757	2,056,440	$4,518,741
Accumulated other comprehensive income (loss)	-	(28,202)	(9,635)	-	-	-	-	(37,812)	$(75,649)
Less – treasury stock, at cost	-	-	-	-	-	-	-	120,000	$120,000
Total	1,719,718	1,450,977	2,875,652	951,577	206,283	887,027	876,107	(65,311)	8,902,030
Preferred membership interests without sinking fund	-	10,000	100,000	-	-	-	-	(16,000)	$94,000
Total	1,719,718	1,460,977	2,975,652	951,577	206,283	887,027	876,107	(81,311)	8,996,030

TOTAL LIABILITIES AND EQUITY	$8,034,890	$5,942,588	$9,450,393	$3,250,325	$888,796	$3,921,860	$3,543,924	$506,809	$35,539,585
(a) Reflects other Entergy subsidiaries, including EGS Holdings, Inc. and Entergy Louisiana Holdings, Inc., the respective parent companies of EGSL and ELL, as well as Entergy Services, Inc. and the elimination of intercompany transactions.
Totals may not foot due to rounding.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS

	2013	2012	2011	2010	2009
ENTERGY ARKANSAS, INC.
As-Reported Earnings ($ millions)	155.1	145.5	158.0	165.7	60.0
Less Special Items ($ millions)	(2.8)	(13.0)	-	-	-
Operational Earnings ($ millions)	157.9	158.5	158.0	165.7	60.0
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	9.4	9.6	11.1	11.8	4.3
Return on Average Invested Capital – As-Reported (%)	5.3	5.5	6.2	6.7	3.7
Cash Flow Interest Coverage (# times)	5.6	7.3	7.9	6.7	5.3
Debt to Capital Ratio (%)	56.7	56.0	55.0	55.9	54.0
Total Debt ($ millions)	2,407	2,162	1,911	1,928	1,793
Total Preferred ($ millions)	116	116	116	116	116
Total Equity ($ millions)	1,720	1,580	1,444	1,404	1,412
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	9.6	10.5	11.1	11.8	4.3
Return on Average Invested Capital – Operational (%)	5.5	6.0	6.4	6.8	3.7
Total Debt, excluding securitization debt ($ millions)	2,318	2,060	1,797	1,804	1,793
Debt to Capital Ratio, excluding securitization debt (%)	55.8	54.8	53.5	54.3	54.0
Net Debt to Net Capital Ratio, excluding securitization debt (%)	54.4	54.4	53.2	52.8	52.8

ENTERGY GULF STATES LOUISIANA, L.L.C.
As-Reported Earnings ($ millions)	160.8	158.2	200.8	173.5	152.5
Less Special Items ($ millions)	(5.2)	(4.6)	-	-	-
Operational Earnings ($ millions)	166.0	162.8	200.8	173.5	152.5
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	11.4	11.7	14.5	12.1	11.3
Return on Average Invested Capital – As-Reported (%)	7.1	7.2	8.5	7.5	6.7
Cash Flow Interest Coverage (# times)	6.5	5.3	7.0	8.4	3.1
Debt to Capital Ratio (%)	51.1	52.3	53.6	52.0	55.8
Total Debt ($ millions)	1,528	1,517	1,542	1,584	1,783
Total Preferred ($ millions)	10	10	10	10	10
Total Equity ($ millions)	1,451	1,373	1,324	1,454	1,403
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	11.8	12.1	14.5	12.1	11.3
Return on Average Invested Capital – Operational (%)	7.3	7.4	8.5	7.7	7.8
Total Debt, excluding assumption debt ($ millions)	1,528	1,517	1,542	1,584	1,615
Debt to Capital Ratio, excluding assumption debt (%)	51.1	52.3	53.6	52.0	53.3
Net Debt to Net Capital Ratio, excluding assumption debt (%)	50.9	51.7	53.2	49.4	51.0
Certain years were restated to reflect a correction of regulatory asset for income taxes determined in first quarter 2012.

ENTERGY LOUISIANA, LLC
As-Reported Earnings ($ millions)	245.5	274.1	467.0	224.5	225.9
Less Special Items ($ millions)	(3.8)	(6.6)	-	-	-
Operational Earnings ($ millions)	249.3	280.7	467.0	224.5	225.9
GAAP MEASURES
Return on Average Members’ Equity – As-Reported (%)	8.4	10.1	20.7	11.7	13.2
Return on Average Invested Capital – As-Reported (%)	5.6	6.5	12.1	7.6	8.2
Cash Flow Interest Coverage (# times)	5.7	4.9	5.9	10.4	2.3
Debt to Capital Ratio (%)	52.0	48.4	47.2	46.1	49.9
Total Debt ($ millions)	3,222	2,881	2,297	1,830	1,902
Total Preferred ($ millions)	100	100	100	100	100
Total Equity ($ millions)	2,876	2,971	2,465	2,037	1,812
NON-GAAP MEASURES
Return on Average Members’ Equity – Operational (%)	8.5	10.3	20.7	11.7	13.2
Return on Average Invested Capital – Operational (%)	5.8	6.9	12.4	7.6	8.2
Total Debt, excluding securitization debt ($ millions)	3,058	2,699	2,090	1,830	1,902
Debt to Capital Ratio, excluding securitization debt (%)	50.7	46.8	44.9	46.1	49.9
Net Debt to Net Capital Ratio, excluding securitization debt (%)	49.6	46.5	44.9	44.4	47.8

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2013	2012	2011	2010	2009
ENTERGY MISSISSIPPI, INC.
As-Reported Earnings ($ millions)	79.3	43.9	105.9	82.5	76.5
Less Special Items ($ millions)	(5.4)	(7.5)	-	-	-
Operational Earnings ($ millions)	84.7	51.4	105.9	82.5	76.5
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	8.7	5.1	13.5	11.6	11.2
Return on Average Invested Capital – As-Reported (%)	5.6	4.1	8.0	7.3	7.3
Cash Flow Interest Coverage (# times)	4.8	4.7	3.1	3.3	5.4
Debt to Capital Ratio (%)	51.4	55.9	51.2	51.7	53.4
Total Debt ($ millions)	1,059	1,178	931	839	852
Total Preferred ($ millions)	50	50	50	50	50
Total Equity ($ millions)	952	880	836	733	694
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	9.3	6.0	13.5	11.6	11.2
Return on Average Invested Capital – Operational (%)	5.9	4.5	8.0	7.3	7.3
Net Debt to Net Capital Ratio (%)	51.4	54.7	51.2	51.7	50.5

ENTERGY NEW ORLEANS, INC.
As-Reported Earnings ($ millions)	10.7	16.1	35.0	30.1	29.5
Less Special Items ($ millions)	(2.9)	(0.9)	-	-	-
Operational Earnings ($ millions)	13.6	17.0	35.0	30.1	29.5
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	5.3	8.5	19.0	15.3	14.3
Return on Average Invested Capital – As-Reported (%)	4.6	6.1	11.5	8.9	8.2
Cash Flow Interest Coverage (# times)	7.5	5.7	5.1	4.9	9.8
Debt to Capital Ratio (%)	50.0	47.7	45.3	44.6	54.8
Total Debt ($ millions)	226	196	167	167	272
Total Preferred ($ millions)	20	20	20	20	20
Total Equity ($ millions)	206	196	181	188	205
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	6.8	9.0	19.0	15.3	14.3
Return on Average Invested Capital – Operational (%)	5.2	6.3	11.5	8.9	8.2
Net Debt to Net Capital Ratio (%)	46.0	46.5	43.8	35.1	26.5

ENTERGY TEXAS, INC.
As-Reported Net Income ($ millions)	57.9	42.0	80.8	66.2	63.8
Less Special Items ($ millions)	(8.8)	(4.6)	-	-	-
Operational Net Income ($ millions)	66.7	46.6	80.8	66.2	63.8
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	6.6	4.8	9.4	7.9	7.3
Return on Average Invested Capital – As-Reported (%)	4.6	3.9	5.4	4.9	5.4
Cash Flow Interest Coverage (# times)	3.7	3.9	3.6	1.4	3.7
Debt to Capital Ratio (%)	63.7	65.4	65.1	66.8	66.3
Total Debt ($ millions)	1,557	1,618	1,677	1,659	1,658
Total Preferred ($ millions)	-	-	-	-	-
Total Equity ($ millions)	887	854	899	824	844
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	7.7	5.3	9.4	7.9	7.3
Return on Average Invested Capital – Operational (%)	6.8	5.5	7.8	7.3	7.1
Total Debt, excluding securitization debt ($ millions)	928	928	927	852	820
Debt to Capital Ratio, excluding securitization debt (%)	51.1	52.2	50.8	50.8	49.3
Net Debt to Net Capital Ratio, excluding securitization debt (%)	49.8	50.4	48.9	49.8	42.3

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2013	2012	2011	2010	2009
SYSTEM ENERGY RESOURCES, INC.
As-Reported Net Income ($ millions)	113.7	111.9	64.2	82.6	48.9
Less Special Items ($ millions)	-	-	-	-	-
Operational Net Income ($ millions)	113.7	111.9	64.2	82.6	48.9
GAAP MEASURES
Return on Average Common Equity – As-Reported (%)	13.3	13.7	8.0	10.1	5.8
Return on Average Invested Capital – As-Reported (%)	8.3	8.4	5.6	6.8	4.4
Cash Flow Interest Coverage (# times)	8.3	11.7	11.4	5.9	10.7
Debt to Capital Ratio (%)	46.4	49.7	48.3	51.7	49.7
Total Debt ($ millions)	757	824	747	869	820
Total Preferred ($ millions)	-	-	-	-	-
Total Equity ($ millions)	876	833	801	812	830
NON-GAAP MEASURES
Return on Average Common Equity – Operational (%)	13.3	13.7	8.0	10.1	5.8
Return on Average Invested Capital – Operational (%)	8.3	8.4	5.6	6.8	4.4
Net Debt to Net Capital Ratio (%)	41.8	47.1	41.2	42.7	40.1

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY ARKANSAS, INC.

BONDS:				MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2013	2012	2011
								(in millions)
29364DAN0	5.40% Series	M	5.4%	08/13			$ -	$ 300	$ 300
472712ER5	4.6% Series – Jefferson County(c)	G(b)	4.6%	2017			-	55	55
472712ES3	1.55% Series – Jefferson County(c)	G(b)	1.55%	2017	Non-Call Life		55
29364DAH3	5.0% Series(d)	M	5.0%	07/18	Now	100%	115	115	115
29364DAQ3	3.75% Series	M	3.75%	02/21	Now	MW (T + .20%)	350	350	350
29364DAR1	3.05% Series	M	3.05%	06/23	Now	MW (T + .20%)	250	-	-
453424BP7	5.0% Series – Independence County(c)	G(b)	5.0%	2021			-	45	45
453424BT9	2.38% Series – Independence County(c)	G(b)	2.38%	2021	Non-Call Life		45
29364DAL4	5.66% Series	M	5.66%	02/25	Now	MW (T + .20%)	175	175	175
29364DAJ9	5.9% Series	M	5.9%	06/33	Now	100%	100	100	100
29364DAK6	6.38% Series	M	6.38%	11/34	Now	100%	60	60	60
29364D779	5.75% Series	M	5.75%	11/40	11/1/15	100%	225	225	225
29364D761	4.90% Series	M	4.9%	12/52	12/1/17	100%	200	200	-
29364D753	4.75% Series	M	4.75%	06/63	6/1/18	100%	125	-	-
	Total bonds						1,700	1,625	1,425
OTHER LONG-TERM DEBT:
	9% Series H – Variable Interest Entity Note Payable		9.00%	06/13			-	30	30
	5.69% Series I – Variable Interest Entity Note Payable		5.69%	07/14			70	70	70
	3.23% Series J – Variable Interest Entity Note Payable		3.23%	07/16			55	55	55
	2.62% Series K – Variable Interest Entity Note Payable		2.62%	12/17			60	60	-
29365YAA1	2.30% Series Senior Secured – Securitization Bond		2.30%	08/21			89	102	114
	Long-Term United States Department of Energy Obligation(e)						181	181	181
	Term Loan(f)		1.13%	01/15			250
	Unamortized Premium and Discount – Net						(1)	(1)	(1)
	Other						2	2	2
TOTAL LONG-TERM DEBT(f)							2,406	2,124	1,876
Less Amount Due Within One Year							70	330	-
Long-Term Debt Excluding Amount Due Within One Year							$ 2,336	$ 1,794	$ 1,876
Fair Value of Long-Term Debt(a)							$ 2,143	$ 1,876	$ 1,756
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							4.0%	4.9%	5.0%
(a) The fair value excludes long-term DOE obligations of $181 million at Entergy Arkansas and includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy
(see pgs. 196 - 203 of 2013 10-K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(b) Consists of pollution control revenue bonds and environmental revenue bonds.
(c) The bonds are secured by a series of collateral first mortgage bonds.
(d) The bonds were called in their entirety at par on 4/16/14.
(e) Pursuant to the Nuclear Waste Policy Act of 1982, Entergy’s nuclear owner/licensee subsidiaries have contracts with the DOE for spent nuclear fuel disposal service. The contracts include a one-time fee for generation prior to April 7, 1983. Entergy Arkansas is the only Entergy company that generated electric power with nuclear fuel prior to that date and includes the one-time fee, plus accrued interest, in long-term debt.
(f) Term loan was called in its entirety at par on 3/19/14.
Totals may not foot due to rounding.

			SHARES
			AUTHORIZED AND OUTSTANDING						CALL PRICE PER SHARE
PREFERRED STOCK:			AS OF DECEMBER 31,			AS OF DECEMBER 31,			AS OF DECEMBER 31,
CUSIP		RATE	2013	2012	2011	2013	2012	2011	2013
	Without sinking fund:						(in millions)
	Cumulative, $100 par value:
29364D209	4.32% Series	4.32%	70,000	70,000	70,000	$7	$7	$7	$103.65
29364D506	4.72% Series	4.72%	93,500	93,500	93,500	9	9	9	107.00
29364D308	4.56% Series	4.56%	75,000	75,000	75,000	8	8	8	102.83
29364D407	4.56% 1965 Series	4.56%	75,000	75,000	75,000	8	8	8	102.50
29364D605	6.08% Series	6.08%	100,000	100,000	100,000	10	10	10	102.83
	Cumulative, $25 par value:
29364D787	6.45% Series(a)	6.45%	3,000,000	3,000,000	3,000,000	75	75	75	25
	Total without sinking fund		3,413,500	3,413,500	3,413,500	$116	$116	$116
(a) Series is callable at par.
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY GULF STATES LOUISIANA, L.L.C.

BONDS:				MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2013	2012	2011
								(in millions)
546398K23	2.875% Series – Louisiana Public Facilities Authority	G(b,c)	2.875%	2015	Non-Call Life		32	32	32
952789AZ8	5.8% Series – West Feliciana Parish	G(b,c)	5.8%	2016			-	-	11
29365PAN2	6.00% Series	M	6.0%	05/18	Now	MW (T + .40%)	375	375	375
29365PAQ5	3.95% Series	M	3.95%	10/20	Now	MW (T +. 25%)	250	250	250
29365PAP7	5.59% Series	M	5.59%	10/24	Now	MW (T + .40%)	300	300	300
546398J90	5.0% Series – Louisiana Public Facilities Authority	G(b,c)	5.0%	2028	9/1/15	100%	84	84	84
29364LAL6	6.2% Series	M	6.2%	07/33	Now	100%	240	240	240
29364LAT9	6.18% Series	M	6.18%	03/35	Now	100%	85	85	85
	Total bonds						1,366	1,366	1,377
OTHER LONG-TERM DEBT:
	5.41% Series O – Variable Interest Entity Note Payable		5.41%	07/12			-	-	60
	5.56% Series N – Variable Interest Entity Note Payable		5.56%	05/13			-	75	75
	3.25% Series Q – Variable Interest Entity Note Payable		3.25%	07/17			75	75	-
	3.38% Series R – Variable Interest Entity Note Payable		3.38%	08/20			70	-	-
	Credit Facility – weighted average rate 1.38%		1.38%	06/16			15	-	29
	Unamortized Premium and Discount – Net						(2)	(2)	(2)
	Other						4	4	4
TOTAL LONG-TERM DEBT							1,527	1,517	1,542
Less Amount Due Within One Year							-	75	60
Long-Term Debt Excluding Amount Due Within One Year							$ 1,527	$ 1,442	$ 1,482
Fair Value of Long-Term Debt(a)							$ 1,631	$ 1,669	$ 1,642
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							5.2%	5.3%	5.4%
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy
(see pgs. 196 - 203 of 2013 10-K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(b) Consists of pollution control revenue bonds and environmental revenue bonds.
(c) The bonds are secured by a series of collateral first mortgage bonds.
Totals may not foot due to rounding.

			SHARES/UNITS						CALL PRICE
			AUTHORIZED AND OUTSTANDING						PER SHARE/UNIT
PREFERRED MEMBERSHIP INTERESTS:			AS OF DECEMBER 31,			AS OF DECEMBER 31,			AS OF DECEMBER 31,
CUSIP		RATE	2013	2012	2011	2013	2012	2011	2013
	Without sinking fund:						(in millions)
	Cumulative, $100 liquidation value:
29365P201	8.25% Series(a)	8.25%	100,000	100,000	100,000	$10	$10	$10	-
	Authorized 6,000,000 shares, $100 par value, cumulative
	Total without sinking fund		100,000	100,000	100,000	$10	$10	$10
(a) Series is callable at par on and after December 15, 2015.
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY LOUISIANA, LLC

BONDS:				MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2013	2012	2011
								(in millions)
29364WAJ7	6.50% Series	M	6.5%	09/18	Now	MW (T + .40%)	$ 300	$ 300	$ 300
29364WAN8	4.8% Series	M	4.8%	05/21	Now	MW (T + .25%)	200	200	200
29364WAS7	4.05% Series	M	4.05%	09/23	Now	MW (T + .20%)	325	-	-
29364WAK4	5.40% Series	M	5.4%	11/24	Now	MW (T + .35%)	400	400	400
29364WAM0	4.44% Series	M	4.44%	01/26	Now	MW (T + .30%)	250	250	250
546398J82	5.0% Series – Louisiana Public Facilities Authority	G(b,c)	5.0%	2030	12/1/15	100%	115	115	115
29364WAB4	6.4% Series	M	6.4%	10/34	Now	100%	70	70	70
29364WAF5	6.3% Series	M	6.3%	09/35	Now	100%	100	100	100
29364W306	6.0% Series	M	6.0%	03/40	3/15/15	100%	150	150	150
29364W405	5.875% Series	M	5.875%	06/41	11/23/15	100%	150	150	150
29364WAP3	1.875% Series	M	1.875%	12/14	Now	MW (T + .25%)	250	250	-
29364W504	5.25% Series	M	5.25%	07/52	7/1/17	100%	200	200	-
29364W603	4.7% Series	M	4.7%	06/63	6/1/18	100%	100	-	-
29364WAR9	3.30% Series	M	3.3%	12/22	Now	MW (T + .25%)	200	200	-
	Total bonds						2,810	2,385	1,735
OTHER LONG-TERM DEBT:
	Waterford 3 Lease Obligation 7.45%		7.45%				149	163	188
	Bank Credit Facility – weighted average rate 1.67%(d,e)		1.67%	03/19				-	50
	5.69% Series E – Variable Interest Entity Note Payable		5.69%	07/14			50	50	50
	3.30% Series F – Variable Interest Entity Note Payable		3.30%	03/16			20	20	20
	3.25% Series G – Variable Interest Entity Note Payable		3.25%	07/17			25	25	-
29366AAA2	2.04% Series Senior Secured - Securitization Bond		2.04%	09/23			165	182	207
	Unamortized Premium and Discount – Net						(3)	(2)	(2)
	Other						4	4	4
TOTAL LONG-TERM DEBT(d)							3,220	2,826	2,252
Less Amount Due Within One Year							320	14	75
Long-Term Debt Excluding Amount Due Within One Year							$ 2,889	$ 2,812	$ 2,177
Fair Value of Long-Term Debt(a)							$ 3,149	$ 2,921	$ 2,211
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							4.8%	4.9%	5.4%
(a) The fair value excludes lease obligations of $149 million at Entergy Louisiana and includes debt due within one year.  Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 196 - 203 of

2013 10-K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(b) Consists of pollution control revenue bonds and environmental revenue bonds.
(c) The bonds are secured by a series of collateral first mortgage bonds.
(d) The interest rate that applied to outstanding borrowings at the end of 2011 was 0.67%.
(e) The maturity date was extended to 03/19 in first quarter 2014.
Totals may not foot due to rounding.

			UNITS
			AUTHORIZED AND OUTSTANDING						CALL PRICE PER UNIT
PREFERRED MEMBERSHIP INTERESTS:			AS OF DECEMBER 31,			AS OF DECEMBER 31,			AS OF DECEMBER 31,
CUSIP		RATE	2013	2012	2011	2013	2012	2011	2013
	Without sinking fund:						(in millions)
	Cumulative, $100 liquidation value:
293649307	6.95% Series(a)	6.95%	1,000,000	1,000,000	1,000,000	$100	$100	$100	$100
	Total without sinking fund		1,000,000	1,000,000	1,000,000	$100	$100	$100
(a) Series is callable at par.
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY MISSISSIPPI, INC.

BONDS:				MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2013	2012	2011
								(in millions)
29364NAH1	5.15% Series	M	5.15%	02/13			$ -	$ 100	$ 100
29364NAQ1	3.25% Series	M	3.25%	06/16	Now	MW (T + .25%)	125	125	125
29364NAK4	4.95% Series(d)	M	4.95%	06/18	Now	100%	95	95	95
29364NAP3	6.64% Series	M	6.64%	07/19	Now	MW (T + .50%)	150	150	150
605277AF9	4.60% Series – Mississippi Business Finance Corp.	G(b,c)	4.6%	2022			-	16	16
453424BS1	4.90% Series – Independence County	G(b,c)	4.9%	2022	6/2/13	102%	30	30	30
29364N876	6.0% Series	M	6.0%	11/32	Now	100%	75	75	75
29364NAL2	6.25% Series	M	6.25%	04/34	Now	MW (T + .25%)	100	100	100
29364N843	6.20% Series	M	6.2%	04/40	4/15/15	100%	80	80	80
29364N835	6.00% Series	M	6.0%	05/51	5/1/16	100%	150	150	150
29364NAR9	3.10% Series	M	3.1%	07/23	Now	MW (T + .25 bps)	250	250	-
	Total bonds						1,055	1,171	921
OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net						(2)	(2)	(1)
TOTAL LONG-TERM DEBT(e)							1,054	1,170	920
Less Amount Due Within One Year							-	100	-
Long-Term Debt Excluding Amount Due Within One Year							$ 1,054	$ 1,070	$ 920
Fair Value of Long-Term Debt(a)							$ 1,067	$ 1,231	$ 986
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							5.0%	5.0%	5.5%
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 196 - 203 of 2013 10-K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(b) Consists of pollution control revenue bonds and environmental revenue bonds.
(c) The bonds are secured by a series of collateral first mortgage bonds.
(d) The bonds were called in their entirety at par on 4/22/14.
Totals may not foot due to rounding.

			SHARES
			AUTHORIZED AND OUTSTANDING						CALL PRICE PER SHARE
PREFERRED STOCK:			AS OF DECEMBER 31,			AS OF DECEMBER 31,			AS OF DECEMBER 31,
CUSIP		RATE	2013	2012	2011	2013	2012	2011		2013
							(in millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364N207	4.36% Series	4.36%	59,920	59,920	59,920	$ 6	$ 6	$ 6		$103.88
29364N306	4.56% Series	4.56%	43,887	43,887	43,887	4	4	4		107.00
29364N405	4.92% Series	4.92%	100,000	100,000	100,000	10	10	10		102.88
	Cumulative, $25 par value:
29364N850	6.25% Series(a)	6.25%	1,200,000	1,200,000	1,200,000	30	30	30		$ 25
	Total without sinking fund		$ 1,403,807	1,403,807	1,403,807	$ 50	$ 50	$ 50
(a) Series is callable at par.
Totals may not foot due to rounding.

ENTERGY NEW ORLEANS, INC.

BONDS:				MATURITY	FIRST CALL	CURRENT OR			AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE		2013	2012	2011
									(in millions)
29364PAH6	5.25% Series	M	5.25%	08/13				-	70	70
29364PAM5	5.10% Series	M	5.1%	12/20	Now	MW (T + .35%)		25	25	25
29364PAN3	3.9% Series	M	3.9%	07/23	Now	MW (T + .30%)		100	-	-
29364PAK9	5.6% Series	M	5.6%	09/24	Now	100%		33	33	33
29364PAJ2	5.65% Series	M	5.65%	09/29	Now	100%		38	38	38
29364P509	5.0% Series	M	5.0%	12/52	12/1/17	100%		30	30	-
	Total bonds							226	196	167
OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net							-	-	-
TOTAL LONG-TERM DEBT								226	196	167
Less Amount Due Within One Year								-	70	-
Long-Term Debt Excluding Amount Due Within One Year								$ 226	$ 126	$ 167
Fair Value of Long-Term Debt(a)								$ 218	$ 201	$ 169
*M = Mortgage; G = Governmental
Weighted-average annualized coupon rate								4.7%	5.3%	5.4%
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 196 - 203 of 2013 10-K) and are based on prices derived from inputs such as benchmark yields and reported trades.
Totals may not foot due to rounding.

			SHARES
			AUTHORIZED AND OUTSTANDING						CALL PRICE PER SHARE
PREFERRED STOCK:			AS OF DECEMBER 31,			AS OF DECEMBER 31,			AS OF DECEMBER 31,
CUSIP		RATE	2013	2012	2011	2013	2012	2011	2013
	Without sinking fund:						(in millions)
	Cumulative, $100 par value:
29364P301	4.75% Series	4.75%	77,798	77,798	77,798	$ 8	$ 8	$ 8	$105.00
29364P202	4.36% Series	4.36%	60,000	60,000	60,000	6	6	6	104.58
29364P400	5.56% Series	5.56%	60,000	60,000	60,000	6	6	6	102.59
	Total without sinking fund		197,798	197,798	197,798	20	$ 20	$ 20
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY TEXAS, INC.

BONDS:				MATURITY	FIRST CALL	CURRENT OR		AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2013	2012	2011
								(in millions)
29365TAB0	3.60% Series	M	3.6%	06/15	Now	MW (T +. 25%)	$ 200	$ 200	$ 200
29365TAA2	7.125% Series	M	7.125%	02/19	Now	MW (T + .50%)	500	500	500
29365TAC8	4.1% Series	M	4.1%	09/21	Now	MW (T + .35%)	75	75	75
29365T203	7.875% Series(b)	M	7.875%	06/39	06/14	100%	150	150	150
	Total bonds						925	925	925
OTHER LONG-TERM DEBT:
29365QAA8	5.51% Series Senior Secured, Series A - Securitization Bond		5.51%	10/13			-	-	18
29365QAB6	5.79% Series Senior Secured, Series A - Securitization Bond		5.79%	10/18			97	119	122
29365QAC4	5.93% Series Senior Secured, Series A - Securitization Bond		5.93%	06/22			114	114	114
29365KAA1	2.12% Series Senior Secured - Securitization Bond		2.12%	02/16			54	93	132
29365KAB9	3.65% Series Senior Secured - Securitization Bond		3.65%	08/19			145	145	145
29365KAC7	4.38% Series Senior Secured - Securitization Bond		4.38%	11/23			219	219	219
	Unamortized Premium and Discount – Net						(2)	(3)	(3)
	Other						5	5	5
TOTAL LONG-TERM DEBT							1,557	1,618	1,677
Less Amount Due Within One Year							-	-	-
Long-Term Debt Excluding Amount Due Within One Year							$ 1,557	$ 1,618	$ 1,677
Fair Value of Long-Term Debt(a)							$ 1,727	$ 1,886	$ 1,906
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							5.5%	5.5%	5.4%
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 196 - 203 of 2013 10-K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(b) The bonds were called in their entirety at par on 6/16/14.
Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

BONDS:				MATURITY	FIRST CALL	CURRENT OR		AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2013	2012	2011
								(in millions)
871911AR4	6.2% Series	M	6.2%	10/12			$ -	$ -	$ 70
605277AB8	5.875% Series – Mississippi Business Finance Corp.	G(b)	5.875%	2022	Now	100%	216	216	216
605277AC6	5.9% Series – Mississippi Business Finance Corp.	G(b)	5.9%	2022			-	-	103
179423AK4	6.2% Series – Claiborne County	G(b)	6.2%	2026			-	-	50
871911AS2	4.10% Series	M	4.1%	04/23	Now	MW (T + 0.40%)	250	250	-
	Total bonds						466	466	439
OTHER LONG-TERM DEBT:
361561AA1	Grand Gulf Lease Obligation 5.13%		5.13%				97	139	179
	6.29% Series F – Variable Interest Entity Note Payable		6.29%	09/13			-	70	70
	5.33% Series G – Variable Interest Entity Note Payable		5.33%	04/15			60	60	60
	4.02% Series H – Variable Interest Entity Note Payable		4.02%	02/17			50	50	-
	3.78% Series I – Variable Interest Entity Note Payable		3.78%	10/18			85	-	-
	Unamortized Premium and Discount – Net						(1)	(1)	(1)
	Other						-	-	-
TOTAL LONG-TERM DEBT							757	784	747
Less Amount Due Within One Year							49	112	110
Long-Term Debt Excluding Amount Due Within One Year							$ 709	$ 672	$ 637
Fair Value of Long-Term Debt(a)							$ 665	$ 665	$ 583
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							4.8%	5.2%	5.8%
(a) The fair value excludes lease obligations of $97 million at System Energy and includes debt due within one year.  Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 196 - 203 of

2013 10-K) and are based on prices derived from inputs such as benchmark yields and reported trades.
(b) Consists of pollution control revenue bonds and environmental revenue bonds.
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY TOTAL CAPABILITY
				OWNED &
	OPERATED			LEASED	OPERATED
As of December 31, 2013.	PLANTS	UNITS		(MW)(a)	(MW)
Plants that use fuel type:
Gas/Oil	24	55		14,247	14,585
Coal	3	5		2,255	3,867
Petroleum Coke	1	2		-	200
Total Fossil	28	62		16,502	18,652
Hydro	3	7		74	154
Nuclear	4	5		5,215	5,215
Total Capability	35	74		21,791	24,021
All plants that have units with multiple fuel types are in the Gas & Oil plant count.
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

UTILITY SELECTED OPERATING DATA
	2013	2012	2011	2010	2009
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	30,364	31,011	30,042	26,637	21,767
Coal	13,567	13,320	14,915	15,616	15,101
Nuclear	38,676	37,714	40,102	42,339	41,851
Hydro	131	108	160	139	233
Total Net Generation	82,738	82,154	85,219	84,731	78,952
Purchased Power:
Affiliated Companies	349	713	803	738	741
Non-affiliated Companies	33,994	32,982	32,896	33,155	30,708
Total Purchased Power	34,343	33,695	33,699	33,893	31,449
Total Sources of Energy	117,081	115,850	118,918	118,625	110,401
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	35,169	34,664	36,684	37,465	33,626
Commercial	28,547	28,724	28,720	28,831	27,476
Industrial	41,653	41,181	40,810	38,751	35,638
Governmental	2,412	2,435	2,474	2,463	2,408
Total Retail	107,781	107,004	108,688	107,510	99,148
Sales for Resale	3,020	3,200	4,111	4,372	4,862
Unbilled Energy	530	15	(131)	(173)	631
Total Electric Energy Sales	111,331	110,219	112,668	111,709	104,641
Line Losses and Company Usage	5,750	5,631	6,250	6,916	5,760
Total Uses of Energy	117,081	115,850	118,918	118,625	110,401
Peak Demand (MW)	21,581	21,866	22,387	21,799	21,009
Operational Summer Capacity at Peak (MW)	23,802	23,407	23,979	24,310	23,578
Annual System Load Factor (%)	62	60	60	62	60
Retail Electric Sales Growth Rate (%)	0.7	(1.5)	1.1	8.4	(1.5)
Retail Electric Sales Weather-Adjusted Growth Rate (%)	0.2	1.9	2.0	4.3	(1.5)
Regional Gross Domestic Product Rate (%)	2.4	1.5	1.9	7.0	(3.4)
National Gross Domestic Product Rate (%)	1.9	2.8	1.8	2.5	(2.8)
Average Fuel Cost (cents/KWh)
Natural Gas	4.12	3.15	4.85	5.39	5.64
Nuclear Fuel	0.92	0.85	0.81	0.78	0.66
Coal	2.70	2.60	2.31	2.00	2.04
Fuel Oil	-	-	-	-	-
Purchased Power	4.32	3.58	4.59	5.28	5.29
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

2013 CONSOLIDATING UTILITY ELECTRIC STATISTICAL INFORMATION

	EAI	EGSL	ELL	EMI	ENOI	ETI	SERI	ELIMINATIONS	TOTAL	%
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	772,059	465,292	838,636	526,618	197,197	596,396	-	-	3,396,198	38%
Commercial	469,367	417,154	585,833	432,240	182,748	327,299	-	-	2,414,641	27%
Industrial	432,852	502,057	954,956	155,742	34,916	324,767	-	-	2,405,290	27%
Governmental	19,206	21,334	45,900	41,967	66,553	23,535	-	-	218,495	2%
Total Retail	1,693,484	1,405,837	2,425,325	1,156,567	481,414	1,271,997	-	-	8,434,624	94%
Sales for Resale	429,141	420,642	117,231	116,514	27,301	416,285	735,065	(2,052,381)	209,798	2%
Other	67,534	55,416	84,379	61,459	16,326	40,517	24	(27,717)	297,938	3%
Total	2,190,159	1,881,895	2,626,935	1,334,540	525,041	1,728,799	735,089	(2,080,098)	8,942,360	100%

FUEL REVENUES (included in above revenues)
Residential	113,608	182,720	317,722	166,976	75,362	164,417	-	-	1,020,805	32%
Commercial	83,642	180,062	221,156	142,564	79,933	127,596	-	-	834,953	26%
Industrial	94,847	298,711	573,684	66,397	18,964	181,602	-	-	1,234,205	39%
Governmental	3,386	7,761	17,638	12,119	30,165	8,043	-	-	79,112	2%
Total Retail	295,483	669,254	1,130,200	388,056	204,424	481,658	-	-	3,169,075	100%

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	3,200	2,991	9,882	7,240	1,500	5,551	-	-	30,364	26%
Coal	7,481	2,006	-	2,597	-	1,483	-	-	13,567	12%
Nuclear	11,946	7,587	9,368	-	-	-	9,775	-	38,676	33%
Hydro	131	-	-	-	-	-	-	-	131	0%
Total Net Generation	22,758	12,584	19,250	9,837	1,500	7,034	9,775	-	82,738	71%
Purchased Power:
Affiliated Companies	4,017	8,105	8,442	4,818	3,915	5,538	-	(34,486)	349	0%
Non-affiliated Companies	4,608	7,429	7,686	1,428	462	12,381	-	-	33,994	29%
Total Purchased Power	8,625	15,534	16,128	6,246	4,377	17,919	-	(34,486)	34,343	29%
Total Sources of Energy	31,383	28,118	35,378	16,083	5,877	24,953	9,775	(34,486)	117,081	100%

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,921	5,206	8,820	5,629	1,867	5,726	-	-	35,169	33%
Commercial	5,929	5,208	6,194	4,815	1,998	4,402	-	-	28,547	26%
Industrial	6,769	9,021	16,713	2,265	481	6,404	-	-	41,653	39%
Governmental	241	228	495	409	758	282	-	-	2,412	2%
Total Retail	20,860	19,663	32,222	13,118	5,104	16,814	-	-	107,781	100%
Sales for Resale	8,929	7,467	1,936	1,847	508	6,999	9,794	(34,460)	3,020	-
Unbilled Energy	100	138	130	19	28	115	-	-	530	-
Total Electric Energy Sales	29,889	27,268	34,288	14,984	5,640	23,928	9,794	(34,460)	111,331	-
Line Losses and Company Usage	1,494	850	1,090	1,099	237	1,025	(19)	(26)	5,750	-
Total Uses of Energy	31,383	28,118	35,378	16,083	5,877	24,953	9,775	(34,486)	117,081	-

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.75	8.94	9.51	9.36	10.56	10.42	-	-	9.66	-
Commercial	7.92	8.01	9.46	8.98	9.15	7.44	-	-	8.46	-
Industrial	6.39	5.57	5.71	6.88	7.26	5.07	-	-	5.77	-
Governmental	7.97	9.36	9.27	10.26	8.78	8.35	-	-	9.07	-

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2013)
Residential	585,157	335,212	587,226	369,686	149,639	368,347	-	-	2,395,267	86%
Commercial	90,354	51,463	77,033	62,867	14,430	45,825	-	-	341,972	12%
Industrial	24,198	3,511	7,022	3,752	2,163	5,143	-	-	45,789	2%
Governmental	686	1,695	5,854	4,864	1,759	2,310	-	-	17,168	1%
Total Retail Customers	700,395	391,881	677,135	441,169	167,991	421,625	-	-	2,800,196	100%
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.
	2013	2012	2011	2010	2009
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	772,059	765,564	755,807	773,012	768,500
Commercial	469,367	472,046	449,756	441,387	474,543
Industrial	432,852	439,467	421,384	414,791	433,321
Governmental	19,206	19,787	19,711	19,524	21,731
Total Retail	1,693,484	1,696,864	1,646,658	1,648,714	1,698,095
Sales for Resale	429,141	369,322	375,127	379,894	452,424
Other	67,534	60,818	62,525	53,839	60,743
Total Electric Operating Revenues	2,190,159	2,127,004	2,084,310	2,082,447	2,211,263

FUEL REVENUES (included in above revenues)
Residential	113,608	143,394	147,763	91,412	127,137
Commercial	83,642	109,845	110,070	65,809	95,959
Industrial	94,847	125,068	126,854	75,939	104,226
Governmental	3,386	4,651	4,965	2,976	4,416
Total Retail Fuel Revenues	295,483	382,958	389,652	236,136	331,738

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	3,200	1,889	1,078	984	1,003
Coal	7,481	7,179	7,636	8,233	7,955
Nuclear	11,946	15,493	14,194	15,023	15,168
Hydro	131	108	160	139	233
Total Net Generation	22,758	24,669	23,068	24,379	24,359
Purchased Power:
Affiliated Companies	4,017	2,940	4,280	3,887	3,776
Non-affiliated Companies	4,608	4,130	4,035	4,508	4,968
Total Purchased Power	8,625	7,070	8,315	8,395	8,744
Total Sources of Energy	31,383	31,739	31,383	32,774	33,103

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,921	7,859	8,229	8,501	7,464
Commercial	5,929	6,046	6,051	6,144	5,817
Industrial	6,769	6,925	7,029	7,082	6,376
Governmental	241	257	275	277	269
Total Retail	20,860	21,087	21,584	22,004	19,926
Sales for Resale	8,929	9,019	8,197	8,703	11,611
Unbilled Energy	100	13	(49)	(123)	111
Total Electric Energy Sales	29,889	30,119	29,732	30,584	31,648
Line Losses and Company Usage	1,494	1,620	1,651	2,190	1,455
Total Uses of Energy	31,383	31,739	31,383	32,774	33,103

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.75	9.74	9.18	9.09	10.30
Commercial	7.92	7.81	7.43	7.18	8.16
Industrial	6.39	6.35	5.99	5.86	6.80
Governmental	7.97	7.70	7.17	7.05	8.08

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	585,157	583,882	582,813	582,557	580,672
Commercial	90,354	89,618	88,895	88,725	87,929
Industrial	24,198	21,295	20,402	20,605	20,118
Governmental	686	681	693	674	661
Total Retail Customers	700,395	695,476	692,803	692,561	689,380
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2013
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg(b)		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(l)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(c)	(MWH)	MWH	($000)
Cecil Lynch(e)	2	100%	1949	-	Gas/Oil	Retired	-	-	-	-	-	-	(104)	(15,307.7)	1,592
	3	100%	1954	-	Gas/Oil	Retired		-	-	-	-	-
Harvey Couch(f)	1	100%	1943	-	Gas/Oil	Retired	-	-	-	-	-	-	(837)	(2,451.6)	2,052
	2	100%	1954	-	Gas/Oil	Retired		-	-	-	-	-
Lake Catherine(g)	1	100%	1950	-	Gas/Oil	Retired	12,514	-	-	-	-	-	477,685	81.0	38,697
	2	100%	1950	-	Gas/Oil	Retired		-	-	-	-	-
	3	100%	1953	-	Gas/Oil	Retired		-	49	12,041	-	-
	4	100%	1970	520	Gas/Oil	Peaking		2	806	338,218	-	-
Hamilton Moses(h)	1	100%	1951	-	Gas/Oil	Retired	-	-	-	-	-	-	-	-	-
	2	100%	1951	-	Gas/Oil	Retired		-	-	-	-	-
Mabelvale(i)	1	100%	1970	13	Gas/Oil	Peaking	76,050	-	-	-	-	-	78	7,666.7	598
	2	100%	1970	-	Gas/Oil	Retired		-	-	-	-	-
	3	100%	1970	13	Gas/Oil	Peaking		-	-	-	-	-
	4	100%	1970	-	Gas/Oil	Retired		-	-	-	-	-
Robert Ritchie(j)	1	100%	1961	-	Gas/Oil	Retired	-	-	-	-	-	-	(96)	(31.3)	3
	3	100%	1970	-	Gas/Oil	Retired		-	-	-	-	-	-	-	-
Ouachita	1	100%	2002	242	Gas	Intermediate	7,620	1	35	233,061	-	Dry LNB, SCR	1,000,706	40.3	40,302
	2	100%	2002	243	Gas	Intermediate		1	31	179,237	-	Dry LNB, SCR
Hot Spring	1	100%	2002	615	Gas	Intermediate	7,370	4	69	750,261	-	SCR	1,723,059	43.9	75,632
Independence	1	31.5%	1983	264	Coal	Base	10,137	3,963	1,492	1,510,644	77	OFA, ESP	1,461,737	33.3	48,724
White Bluff	1	57%	1980	465	Coal	Base	10,376	9,819	5,269	3,595,781	184	OFA, ESP	6,019,362	30.2	181,483
	2	57%	1981	468	Coal	Base		9,672	5,018	3,544,437	182	OFA, ESP
Cecil Lynch(k)	Diesel	100%	1967	-	Oil	Retired	-	-	-	-	-		-	-	(34)
Carpenter	1	100%	1932	31	Hydro	Peaking	-	-	-	-	-	-	101,163	9.0	911
	2	100%	1932	31	Hydro	Peaking		-	-	-	-	-
Remmel	1	100%	1925	4	Hydro	Peaking	-	-	-	-	-	-	29,446	28.0	823
	2	100%	1925	4	Hydro	Peaking		-	-	-	-	-
	3	100%	1925	4	Hydro	Peaking		-	-	-	-	-
Arkansas
Nuclear One	1	100%	1974	834	Nuclear PWR(d)	Base	10,337	-	-	-	-	-	11,946,220	22.9	273,003
	2	100%	1980	985	Nuclear PWR(d)	Base		-	-	-	-	-
Total				4,736									22,758,419	29.2	663,786
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) Mercury emissions calculated using 2013 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c) Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP),
Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),
Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.
(d) PWR = Pressurized Water Reactor.
(e) Cecil Lynch Units 2 and 3 were officially retired on Jun. 21, 2013 and Dec. 19, 2013.
(f) Harvey Couch Unit 2 was officially retired on Dec. 19, 2013.
(g) Lake Catherine Units 1, 2 and 3 were officially retired on Dec. 19, 2013.
(h) Hamilton Moses Units 1 and 2 were officially retired on Feb. 6, 2013.
(i) Mabelvale Units 2 and 4 were officially retired on Dec. 19, 2013.
(j) Robert Ritchie Units 1 and 3 were officially retired on Feb. 6, 2013 and Jun. 21, 2013.
(k) Cecil Lynch Diesel Unit was officially retired on May 1, 2013.
(l) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Calculations may differ due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY GULF STATES LOUISIANA, L.L.C.
	2013	2012	2011	2010	2009
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	465,292	388,725	479,060	498,319	393,490
Commercial	417,154	349,210	416,321	426,342	354,038
Industrial	502,057	391,776	490,378	488,974	383,272
Governmental	21,334	18,522	20,925	20,350	17,625
Total Retail	1,405,837	1,148,233	1,406,684	1,433,985	1,148,425
Sales for Resale	420,642	410,622	614,429	541,219	579,358
Other	55,416	47,310	48,435	40,506	48,827
Total Electric Operating Revenues	1,881,895	1,606,165	2,069,548	2,015,710	1,776,610

FUEL REVENUES (included in above revenues)
Residential	182,720	134,464	186,547	193,863	177,483
Commercial	180,062	135,686	178,013	182,546	175,960
Industrial	298,711	219,667	292,036	292,789	251,212
Governmental	7,761	5,850	7,453	7,251	7,341
Total Retail Fuel Revenues	669,254	495,667	664,049	676,449	611,996

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	2,991	3,773	3,547	2,533	1,705
Coal	2,006	2,033	2,605	2,535	2,472
Nuclear	7,587	7,805	7,686	8,363	7,836
Hydro	-	-	-	-	-
Total Net Generation	12,584	13,611	13,838	13,431	12,013
Purchased Power:
Affiliated Companies	8,105	7,357	6,446	7,021	6,768
Non-affiliated Companies	7,429	7,936	10,007	10,437	9,720
Total Purchased Power	15,534	15,293	16,453	17,458	16,488
Total Sources of Energy	28,118	28,904	30,291	30,889	28,501

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,206	5,176	5,383	5,538	5,090
Commercial	5,208	5,287	5,239	5,274	5,058
Industrial	9,021	8,890	9,041	8,801	7,601
Governmental	228	228	222	210	213
Total Retail	19,663	19,581	19,885	19,823	17,962
Sales for Resale	7,467	8,668	9,608	10,221	9,630
Unbilled Energy	138	11	(39)	(51)	149
Total Electric Energy Sales	27,268	28,260	29,454	29,993	27,741
Line Losses and Company Usage	850	644	837	896	760
Total Uses of Energy	28,118	28,904	30,291	30,889	28,501

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	8.94	7.51	8.90	9.00	7.73
Commercial	8.01	6.61	7.95	8.08	7.00
Industrial	5.57	4.41	5.42	5.56	5.04
Governmental	9.36	8.12	9.43	9.69	8.27

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	335,212	331,735	328,718	326,497	324,285
Commercial	51,463	50,616	50,277	49,886	49,319
Industrial	3,511	3,379	3,278	3,265	3,436
Governmental	1,695	1,698	1,615	1,627	1,652
Total Retail Customers	391,881	387,428	383,888	381,275	378,692
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY GULF STATES LOUISIANA, L.L.C.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2013
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg(b)		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(g)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(c)	(MWH)	MWH	($000)
LA Station 2 (d)	10	100%	1950	-	Gas	Reserve	-	-	-	-	-	-	-	-	387
	11	100%	1950	-	Gas	Reserve		-	-	-	-	-
	12	100%	1953	-	Gas	Reserve		-	-	-	-	-
Willow Glen	1	100%	1960	-	Gas/Oil	Reserve	12,060	-	41	38,351	-	-	740,200	59.9	44,327
	2	100%	1964	181	Gas/Oil	Peaking		-	92	73,642	-	-
	3	100%	1968	-	Gas	Reserve		-	-	-	-	ESP
	4	100%	1973	481	Gas/Oil	Peaking		2	584	302,000	-	-
	5	100%	1976	-	Gas/Oil	Reserve		-	-	-	-	-
Roy S. Nelson	3	100%	1960	-	Gas/Oil	Reserve	12,580	-	98	82,754	-	-	1,502,556	53.2	79,979
	4	100%	1970	424	Gas/Oil	Intermediate		5	1,173	1,000,253	-	-
Calcasieu	1	100%	2000	143	Gas	Peaking	11,500	1	98	105,860	-	Dry LNB	360,912	62.8	22,662
	2	100%	2001	159	Gas	Peaking		1	91	129,880	-	Dry LNB
Ouachita	3	100%	2002	246	Gas	Intermediate	7,535	1	26	157,890	-	Dry LNB, SCR	387,820	42.0	16,289
Roy S. Nelson	6	40%	1982	222	Coal	Base	11,410	4,611	1,126	1,475,892	73	LNB w/ Sep OFA, ESP	1,201,012	40.7	48,854
Big Cajun 2	3	24%	1983	145	Coal	Base	10,350	2,883	726	960,378	49	LNB w/ OFA, ESP	804,766	32.2	25,913
River Bend	1	100%(e)	1986	968	Nuclear BWR(f)	Base	10,850	-	-	-	-	-	7,587,441	27.3	206,903
Total				2,969									12,584,707	35.4	445,314
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) Mercury emissions calculated using 2013 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c) Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP),
Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),
Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.
(d) EGSL also owns and operates LA Station 1 units 1a, 2a, 3a and 4a; these units are under a long-term contract with an external 3rd party, which owns all of the output of these units.
(e) 30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities.
(f) BWR = Boiling Water Reactor.
(g) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Calculations may differ due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC
	2013	2012	2011	2010	2009
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	838,636	687,043	829,663	840,011	669,084
Commercial	585,833	482,382	549,142	543,308	456,274
Industrial	954,956	731,215	867,491	817,454	664,377
Governmental	45,900	37,940	41,900	42,124	35,760
Total Retail	2,425,325	1,938,580	2,288,196	2,242,897	1,825,495
Sales for Resale	117,231	138,675	145,009	225,011	256,596
Other	84,379	72,188	75,710	70,858	101,495
Total Electric Operating Revenues	2,626,935	2,149,443	2,508,915	2,538,766	2,183,586

FUEL REVENUES (included in above revenues)
Residential	317,722	215,717	332,827	360,847	287,909
Commercial	221,156	151,733	218,649	231,104	194,759
Industrial	573,684	393,942	535,592	523,895	435,112
Governmental	17,638	11,925	16,595	18,067	15,388
Total Retail Fuel Revenues	1,130,200	773,317	1,103,663	1,133,913	933,168

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	9,882	11,530	10,506	9,429	7,090
Coal	-	-	-	-	-
Nuclear	9,368	7,854	8,929	10,276	8,949
Hydro	-	-	-	-	-
Total Net Generation	19,250	19,384	19,435	19,705	16,039
Purchased Power:
Affiliated Companies	8,442	8,163	7,484	5,783	7,818
Non-affiliated Companies	7,686	7,653	8,682	9,614	7,644
Total Purchased Power	16,128	15,816	16,166	15,397	15,462
Total Sources of Energy	35,378	35,200	35,601	35,102	31,501

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	8,820	8,703	9,303	9,533	8,684
Commercial	6,194	6,112	6,155	6,164	5,867
Industrial	16,713	16,416	15,813	14,473	13,386
Governmental	495	479	473	479	459
Total Retail	32,222	31,710	31,744	30,649	28,396
Sales for Resale	1,936	2,222	2,330	2,961	1,621
Unbilled Energy	130	32	38	27	164
Total Electric Energy Sales	34,288	33,964	34,112	33,637	30,181
Line Losses and Company Usage	1,090	1,236	1,489	1,465	1,320
Total Uses of Energy	35,378	35,200	35,601	35,102	31,501

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.51	7.89	8.92	8.81	7.70
Commercial	9.46	7.89	8.92	8.81	7.78
Industrial	5.71	4.45	5.49	5.65	4.96
Governmental	9.27	7.92	8.86	8.79	7.79

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	587,226	583,975	580,627	578,466	575,388
Commercial	77,033	76,509	76,130	75,493	74,608
Industrial	7,022	6,914	6,908	6,971	7,247
Governmental	5,854	5,804	5,767	5,704	5,539
Total Retail Customers	677,135	673,202	669,432	666,634	662,782
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2013
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg(b)		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(e)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(c)	(MWH)	MWH	($000)
Acadia	2	100%	2002	546	Gas	Intermediate	7,590	3	60	678,116	-	SCR	1,529,941	38.5	58,925
Buras	8	100%	1971	12	Gas/Oil	Peaking	37,180	-	-	-	-	-	64	5,718.8	366
Little Gypsy	1	100%	1961	238	Gas/Oil	Intermediate	13,030	1	226	154,868	-	-	1,456,085	62.3	90,638
	2	100%	1966	411	Gas/Oil	Intermediate		2	233	385,886	-	-
	3	100%	1969	520	Gas/Oil	Intermediate		3	1,570	552,220	-	-
Monroe	10	100%	1961	-	Gas	Retired	-	-	-	-	-	-	-	-	(29)
	11	100%	1965	-	Gas	Retired		-	-	-	-	-
	12	100%	1968	-	Gas	Retired		-	-	-	-	-
Ninemile Point	1	100%	1951	-	Gas/Oil	Retired	11,000	-	3	2,333	-	-	4,283,882	48.0	205,690
	2	100%	1953	-	Gas/Oil	Retired		-	-	-	-	-
	3	100%	1955	103	Gas/Oil	Intermediate		1	156	123,930	-	-
	4	100%	1971	699	Gas/Oil	Intermediate		7	1,666	1,296,707	-	-
	5	100%	1973	717	Gas/Oil	Intermediate		7	2,129	1,432,163	-	-
Perryville	1	100%	2002	530	Gas	Intermediate	7,410	4	96	741,817	-	Dry LNB, SCR	1,636,598	42.9	70,209
	2	100%	2001	146	Gas	Peaking		-	3	9,602	-	Dry LNB
Sterlington	6	100%	1958	-	Gas/Oil	Retired	18,150	-	-	-	-	-	10,820	305.9	3,310
	7	100%	1974	126	Gas/Oil	Peaking		-	34	10,196	-	-
Waterford	1	100%	1975	411	Gas/Oil	Intermediate	14,790	17	285	368,482	-	-	964,527	69.5	67,059
	2	100%	1975	411	Gas/Oil	Intermediate		2	265	360,750	-	-
	4	100%	2009	33	Oil	Peaking	-	-	4	1,259	-	Steam Injection	-	-	-
Waterford	3	100%	1985	1,156	Nuclear PWR(d)	Base	10,934	-	-	-	-	-	9,367,757	25.1	235,361
Total				6,059									19,249,674	38.0	731,529
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) Mercury emissions calculated using 2013 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c) Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP),
Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),
Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.
(d) PWR = Pressurized Water Reactor.
(e) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Calculations may differ due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.
	2013	2012	2011	2010	2009
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	526,618	453,707	490,088	508,571	466,632
Commercial	432,240	381,346	401,276	405,577	395,444
Industrial	155,742	140,460	145,792	144,581	146,608
Governmental	41,967	36,289	37,302	37,754	37,740
Total Retail	1,156,567	1,011,802	1,074,458	1,096,483	1,046,424
Sales for Resale	116,514	46,962	131,334	87,670	79,408
Other	61,459	61,601	60,678	48,769	54,275
Total Electric Operating Revenues	1,334,540	1,120,366	1,266,470	1,232,922	1,180,107

FUEL REVENUES (included in above revenues)
Residential	166,976	137,760	181,581	177,354	179,338
Commercial	142,564	122,805	154,748	145,950	158,937
Industrial	66,397	58,721	69,808	63,696	70,679
Governmental	12,119	10,210	12,861	12,031	13,614
Total Retail Fuel Revenues	388,056	329,496	418,998	399,031	422,568

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	7,240	6,305	5,978	5,469	3,583
Coal	2,597	2,605	2,749	2,974	2,847
Nuclear	-	-	-	-	-
Hydro	-	-	-	-	-
Total Net Generation	9,837	8,910	8,727	8,443	6,430
Purchased Power:
Affiliated Companies	4,818	4,415	5,080	5,467	6,127
Non-affiliated Companies	1,428	1,393	1,524	1,607	1,752
Total Purchased Power	6,246	5,808	6,604	7,074	7,879
Total Sources of Energy	16,083	14,718	15,331	15,517	14,309

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,629	5,550	5,848	6,077	5,358
Commercial	4,815	4,915	4,985	5,000	4,756
Industrial	2,265	2,400	2,326	2,250	2,178
Governmental	409	408	415	416	405
Total Retail	13,118	13,273	13,574	13,743	12,697
Sales for Resale	1,847	497	763	670	528
Unbilled Energy	19	24	(69)	(18)	74
Total Electric Energy Sales	14,984	13,794	14,268	14,395	13,299
Line Losses and Company Usage	1,099	924	1,063	1,122	1,010
Total Uses of Energy	16,083	14,718	15,331	15,517	14,309

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.36	8.17	8.38	8.37	8.71
Commercial	8.98	7.76	8.05	8.11	8.31
Industrial	6.88	5.85	6.27	6.43	6.73
Governmental	10.26	8.91	8.99	9.08	9.32

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	369,686	368,660	366,697	366,722	365,804
Commercial	62,867	63,083	62,762	62,858	62,613
Industrial	3,752	3,598	3,488	3,450	2,749
Governmental	4,864	4,419	4,358	4,322	4,259
Total Retail Customers	441,169	439,760	437,305	437,352	435,425
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2013
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg(b)		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(d)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(c)	(MWH)	MWH	($000)
Attala	1	100%	2001	460	Gas	Intermediate	7,280	4	71	798,747	-	Dry LNB, SCR	2,193,525	35.6	78,011
Hinds	1	100%	2001	463	Gas	Intermediate	7,270	4	55	720,987	-	SCR	1,850,561	37.4	69,254
Baxter Wilson	1	100%	1967	495	Gas/Oil	Intermediate	12,180	2	635	334,842	-	-	1,812,970	62.0	112,388
	2	100%	1971	667	Gas/Oil	Intermediate		6	2,714	870,167	-	Combus Mod/Fuel Reburn
Delta	1	100%	1953	-	Gas/Oil	Retired	-	-	-	-	-	-	(103)	(1,339.8)	138
	2	100%	1953	-	Gas/Oil	Retired		-	-	-	-	-
Gerald Andrus	1	100%	1975	673	Gas/Oil	Intermediate	11,750	5	1,315	899,637	-	OFA	1,305,735	52.6	68,638
Natchez	1	100%	1951	-	Gas/Oil	Retired	-	-	-	-	-	-	-	-	-
Rex Brown	1	100%	1948	-	Gas	Retired	18,400	-	-	-	-	-	77,637	142.3	11,047
	3	100%	1951	40	Gas/Oil	Peaking		-	12	3,888	-	-
	4	100%	1959	193	Gas/Oil	Intermediate		1	258	102,074	-	-
	5	100%	1968	9	Oil	Peaking		-	-	-	-	-
Independence	1	25%	1983	209	Coal	Base	10,284	3,145	1,184	1,198,924	61	OFA, ESP	2,597,385	32.6	84,717
	2	25%	1984	210	Coal	Base		4,068	1,494	1,540,146	79	OFA, ESP
Total				3,420									9,837,710	43.1	424,193
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) Mercury emissions calculated using 2013 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c) Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP),
Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),
Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.
(d) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Calculations may differ due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.
	2013	2012	2011	2010	2009
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	197,197	174,108	175,994	196,391	167,794
Commercial	182,748	163,911	153,824	173,536	166,454
Industrial	34,916	31,374	29,800	35,826	37,225
Governmental	66,553	62,718	59,840	70,146	69,306
Total Retail	481,414	432,112	419,458	475,899	440,779
Sales for Resale	27,301	43,967	95,704	56,500	88,010
Other	16,326	11,554	14,066	10,703	7,196
Total Electric Operating Revenues	525,041	487,633	529,228	543,102	535,985

FUEL REVENUES (included in above revenues)
Residential	75,362	56,274	59,406	65,146	62,017
Commercial	79,933	61,972	60,829	66,088	72,121
Industrial	18,964	15,354	15,310	17,253	19,103
Governmental	30,165	24,768	24,790	28,073	31,866
Total Retail Fuel Revenues	204,424	158,368	160,335	176,560	185,107

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	1,500	2,344	2,412	1,867	2,202
Coal	-	-	-	-	-
Nuclear	-	-	-	-	-
Hydro	-	-	-	-	-
Total Net Generation	1,500	2,344	2,412	1,867	2,202
Purchased Power:
Affiliated Companies	3,915	3,385	3,650	3,839	3,760
Non-affiliated Companies	462	448	489	511	590
Total Purchased Power	4,377	3,833	4,139	4,350	4,350
Total Sources of Energy	5,877	6,177	6,551	6,217	6,552

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	1,867	1,772	1,888	1,858	1,577
Commercial	1,998	1,968	1,939	1,899	1,813
Industrial	481	484	498	503	526
Governmental	758	785	795	809	805
Total Retail	5,104	5,009	5,120	5,069	4,721
Sales for Resale	508	986	1,186	919	1,543
Unbilled Energy	28	(2)	(1)	(18)	29
Total Electric Energy Sales	5,640	5,993	6,305	5,970	6,293
Line Losses and Company Usage	237	184	246	247	259
Total Uses of Energy	5,877	6,177	6,551	6,217	6,552

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.56	9.82	9.32	10.57	10.64
Commercial	9.15	8.33	7.93	9.14	9.18
Industrial	7.26	6.48	5.98	7.12	7.08
Governmental	8.78	7.99	7.53	8.67	8.61

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	149,639	146,706	142,680	138,659	132,602
Commercial	14,430	14,155	13,920	14,079	13,064
Industrial	2,163	2,112	2,288	2,277	2,311
Governmental	1,759	1,769	1,738	2,079	1,747
Total Retail Customers	167,991	164,742	160,626	157,094	149,724
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2013
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg(b)		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(d)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(c)	(MWH)	MWH	($000)
A. B. Paterson	3	100%	1950	-	Gas/Oil	Retired	-	-	-	-	-	-	-	-	-
	4	100%	1954	-	Gas/Oil	Retired		-	-	-	-	-
Michoud	1	100%	1957	-	Gas/Oil	Retired	11,272	-	-	-	-	-	1,499,897	62.0	93,026
	2	100%	1963	239	Gas/Oil	Intermediate		2	539	357,721	-	-
	3	100%	1967	542	Gas/Oil	Intermediate		3	616	631,615	-	Combus Mod/Fuel Reburn
A. B. Paterson	5	100%	1967	-	Oil	Retired	-	-	-	-	-	-	-	-	-
Total				781									1,499,897	62.0	93,026
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) Mercury emissions calculated using 2013 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c) Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP),
Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),
Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.
(d) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Calculations may differ due to rounding.

SYSTEM ENERGY RESOURCES, INC.

	2013	2012	2011	2010	2009
ELECTRIC OPERATING REVENUES ($ thousands)	735,089	622,118	563,411	558,584	554,007

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	-	-	-	-	-
Coal	-	-	-	-	-
Nuclear	9,775	6,562	9,293	8,677	9,898
Hydro	-	-	-	-	-
Total Net Generation	9,775	6,562	9,293	8,677	9,898
Purchased Power	-	-	-	-	-
Total Sources of Energy	9,775	6,562	9,293	8,677	9,898

USES OF ENERGY (GWh)
Electric Energy Sales	9,794	6,602	9,293	8,692	9,898
Unbilled Energy	-	-	-	-	-
Line Losses and Company Usage	(19)	(40)	-	(15)	-
Total Uses of Energy	9,775	6,562	9,293	8,677	9,898
Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2013
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(c)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY	(MWH)	MWH	($000)
Grand Gulf	1	90%	1985	1,272	Nuclear BWR(b)	Base	10,503	-	-	-	-	-	9,793,557	25.8	253,974
Total				1,272									9,793,557	25.8	253,974
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments)
that each station was designed to utilize. Reflects estimate of the rerate for recovered performance (~ 55 MW) and uprate (~ 178 MW) completed in 2012. Approved Summer 2013 rating is 1,277 MW.
(b) BWR = Boiling Water Reactor.
(c) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Calculations may differ due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.
	2013	2012	2011	2010	2009
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	596,396	553,107	638,161	558,733	533,146
Commercial	327,299	325,342	368,614	320,935	336,876
Industrial	324,767	299,441	351,731	305,455	332,303
Governmental	23,535	22,940	25,955	22,527	22,797
Total Retail	1,271,997	1,200,830	1,384,461	1,207,650	1,225,122
Sales for Resale	416,285	348,783	336,555	449,233	303,682
Other	40,517	31,883	36,183	33,548	35,019
Total Electric Operating Revenues	1,728,799	1,581,496	1,757,199	1,690,431	1,563,823

FUEL REVENUES (included in above revenues)
Residential	164,417	164,387	231,058	228,693	250,230
Commercial	127,596	128,204	166,223	164,098	186,662
Industrial	181,602	165,768	214,474	210,357	229,164
Governmental	8,043	8,070	10,836	10,333	11,479
Total Retail Fuel Revenues	481,658	466,429	622,591	613,481	677,535

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	5,551	5,170	6,521	6,355	6,184
Coal	1,483	1,503	1,925	1,874	1,827
Nuclear	-	-	-	-	-
Hydro	-	-	-	-	-
Total Net Generation	7,034	6,673	8,446	8,229	8,011
Purchased Power:
Affiliated Companies	5,538	5,754	6,546	7,537	6,349
Non-affiliated Companies	12,381	11,423	8,159	6,478	6,034
Total Purchased Power	17,919	17,177	14,705	14,016	12,383
Total Sources of Energy	24,953	23,850	23,151	22,245	20,394

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,726	5,604	6,034	5,958	5,453
Commercial	4,402	4,396	4,433	4,271	4,165
Industrial	6,404	6,066	6,102	5,642	5,570
Governmental	282	278	294	271	258
Total Retail	16,814	16,344	16,863	16,142	15,446
Sales for Resale	6,999	6,530	5,416	5,058	3,861
Unbilled Energy	115	(64)	(11)	10	104
Total Electric Energy Sales	23,928	22,810	22,268	21,210	19,411
Line Losses and Company Usage	1,025	1,040	883	1,035	983
Total Uses of Energy	24,953	23,850	23,151	22,245	20,394

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.42	9.87	10.58	9.38	9.78
Commercial	7.44	7.40	8.32	7.51	8.09
Industrial	5.07	4.94	5.76	5.41	5.97
Governmental	8.35	8.25	8.83	8.31	8.84

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	368,347	364,997	360,909	356,999	352,682
Commercial	45,825	45,247	44,760	44,080	43,375
Industrial	5,143	4,932	4,809	4,815	4,896
Governmental	2,310	2,271	2,248	2,213	2,159
Total Retail Customers	421,625	417,447	412,726	408,107	403,112
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2013
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg(b)		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(d)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(c)	(MWH)	MWH	($000)
Roy S. Nelson	6	30%	1982	163	Coal	Base	11,410	3,408	832	1,090,876	54	LNB w/ Sep OFA, ESP	887,702	41.3	36,650
Big Cajun 2	3	18%	1983	108	Coal	Base	10,350	2,131	537	709,845	36	LNB w/ OFA, ESP	594,827	32.1	19,140
Lewis Creek	1	100%	1970	230	Gas/Oil	Intermediate	11,600	3	99	609,455	-	SCR	1,454,982	55.5	80,700
	2	100%	1971	230	Gas/Oil	Intermediate		2	91	405,077	-	SCR
Sabine	1	100%	1962	212	Gas/Oil	Intermediate	11,470	2	520	368,504	-	-	4,096,269	50.1	205,010
	2	100%	1962	212	Gas/Oil	Intermediate		2	311	365,962	-	-
	3	100%	1966	396	Gas/Oil	Intermediate		3	543	595,308	-	LNB w/ Sep OFA
	4	100%	1974	533	Gas	Intermediate		5	1,037	1,036,520	-	Combus Mod/Fuel Reburn
	5	100%	1979	470	Gas/Oil	Intermediate		2	278	401,380	-	LNB w/ Closed-coupled OFA
Total				2,554									7,033,780	48.6	341,500
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) Mercury emissions calculated using 2013 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(c) Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP),
Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),
Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.
(d) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Calculations may differ due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY NUCLEAR PLANT STATISTICS
The following table shows plant performance for 2009 – 2013 based on 18/24 month operating cycle.

CAPABILITY FACTOR (%)	2013	2012	2011	2010	2009
ANO	79.5	93.7	92.1	92.3	90.9
Grand Gulf	74.6	77.3	90.7	92.4	92.1
River Bend	90.0	90.3	93.4	92.7	94.2
Waterford 3	80.7	85.6	91.4	91.4	91.4
Entergy Southeast Average	80.8	88.1	91.9	92.2	91.9
Industry Average	89.1	86.8	89.3	89.3	90.2

The following table shows plant performance for 2013 and averages for four three-year periods.

PRODUCTION COST ($/MWh)(a)	2013	2010-2012	2009–2011	2008–2010	2007–2009
ANO	22.9	20.6	19.8	18.5	17.2
Grand Gulf	25.9	23.1	19.8	18.8	17.7
River Bend	27.3	24.6	23.2	23.4	22.9
Waterford 3	25.1	22.2	20.8	19.3	18.1
Entergy Southeast Average	25.1	22.3	20.6	19.6	18.5
Industry Average	—	22.9	21.7	20.4	19.4
(a) Fuel and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh;
includes special items to conform with FERC Form 1 definition

INDIVIDUAL PLANT INFORMATION

	ANO		GRAND GULF	RIVER BEND	WATERFORD 3
	UNIT 1	UNIT 2
Owner	Entergy	Entergy	System Energy-90%	Entergy	Entergy
	Arkansas	Arkansas	South Mississippi	Gulf States	Louisiana
			Electric Power	Louisiana
			Association-10%
Commercial Operation Date	December 74	March 80	July 85	June 86	September 85
License Expiration Date	5/20/34	7/17/38	11/1/24	8/29/25	12/18/24
Architect/Engineer	Bechtel Power	Bechtel Power	Bechtel Power	Stone & Webster	Ebasco
Reactor Manufacturer	Babcox &	Combustion	General	General	Combustion
	Wilcox	Engineering	Electric	Electric	Engineering
Reactor Type	PWR	PWR	BWR	BWR	PWR
Turbine Generator Manufacturer	Westinghouse	General Electric	Kraftwerk Union	General Electric	Westinghouse
Owned and Leased Capability (MW)(a)	834	985	1,272	968	1,156
Refueling Data:
Last Date	3/24/13 -	5/11/14 -	2/9/14 -	2/17/13 -	4/13/14 -
	8/7/13	6/12/14	3/16/14	3/20/13	5/14/14
Number of Days	136(d)	32	34	31	32
Next Scheduled Refueling	Spring 15	Fall 15	Spring 16	Spring 15	Fall 15
2013 Capability Factor (%)	73.8	85.1	74.6	90.0	80.7
($ millions as of December 31, 2013)
Net Book Value	1,200(b)		1,869	1,446(c)	2,055
Decommissioning Trust Fair Values	711(b)		604	574(c)	347
Decommissioning Liability	715(b)		465	392(c)	616
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel
(assuming no curtailments) that each station was designed to utilize.
(b) ANO Units 1 and 2 are reported together.
(c) 30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities, and is included in non-utility property on the balance sheet. The decommissioning trust fund balance and decommissioning liability include amounts for the 30% not subject to rate regulation.
(d) On March 31, 2013, during a scheduled refueling outage at ANO 1, a contractor-owned and operated heavy-lifting apparatus collapsed while moving the generator stator out of the turbine building. The collapse damaged the ANO turbine building. The outage duration reflects extensive restoration efforts, including damage evaluation repairs to non-reactor plant components and rescheduling the unit’s refueling activities.

UTILITY REGULATORY INFORMATION

STATE REGULATORY COMMISSIONS

	ARKANSAS	LOUISIANA	MISSISSIPPI	NEW ORLEANS	TEXAS
Commission	Arkansas Public	Louisiana	Mississippi	New Orleans	Public Utility
	Service	Public Service	Public Service	City Council	Commission
	Commission	Commission	Commission		of Texas
Number of Commissioners	3	5	3	7	3
Method of Selection	Appointed by	Elected	Elected	Elected	Appointed by
	Governor				Governor
Term of Office	6 years –	6 years –	4 years –	4 years –	6 years –
	staggered	staggered	concurrent	concurrent	staggered
(2 term limit)
Chair/President	Appointed by	Selected by	Rotates every	Rotates annually	Appointed by
	Governor	peers – 1 year	1 - 2 years, as	from the	Governor
		term	determined by members	at-large positions

COMMISSION/COUNCIL MEMBERS
CURRENT
			PARTY	SERVICE BEGAN	TERM ENDS
ARKANSAS
Colette Honorable – Chair			Democrat	10/07	1/17
Olan W. Reeves			unknown	1/09	1/15
Elana C. Wills			unknown	1/11	1/13(a)
LOUISIANA
Foster L. Campbell, Jr.			Democrat	1/03	12/14
Scott A. Angelle			Republican	1/13	12/18
Lambert C. Boissiere, III			Democrat	1/05	12/16
Eric Skrmetta – Chairman			Republican	1/09	12/14
Clyde C. Holloway			Republican	4/09	12/16
MISSISSIPPI
Lynn Posey – Chairman (2013)			Republican	1/08	12/15
R. Stephen Renfroe – Vice-Chairman (2013)			Republican	9/13	12/15
Brandon Presley			Democrat	1/08	12/15
NEW ORLEANS
Stacy Head			Democrat	5/06	5/18
Jason Rogers Williams - Chair of Utility Committee			Democrat	5/14	5/18
Susan Guidry			Democrat	5/10	5/18
LaToya Cantrell			Democrat	12/12	5/18
Nadine Ramsey			Democrat	5/14	5/18
Jared Brossett			Democrat	5/14	5/18
James Gray II			Democrat	12/12	5/18
TEXAS
Donna L. Nelson – Chair			Republican	8/08	8/15
Kenneth W. Anderson Jr.			Republican	9/08	8/17
Brandy D. Marty			Republican	8/13	9/19
(a) Commissioner Wills' term has expired, however no one has been appointed to replace her yet; she will serve until she is replaced

UTILITY ELECTRIC AND GAS FUEL RECOVERY MECHANISMS

	DEFERRED FUEL* BALANCE AS OF DECEMBER 31,
COMPANY	2013	2012	2011	2010	2009	FUEL RECOVERY MECHANISM
				($ millions)
EAI	68.7	97.3	209.8	61.5	122.8	Annual reset in April based on prior calendar year fuel and purchased power costs adjusted for
						nuclear refueling outages and projected sales plus any under- or over-recovered fuel balance
						for the prior calendar year.
EGSL(a)	109.7	99.2	2.9	77.8	57.8	Electric: Monthly reset based on fuel and purchased power costs from two months prior
						plus surcharge or credit for 1/12 of under- or over-recovered fuel balance.
						Gas: Monthly reset based on estimated gas costs plus a surcharge with an annual reset calculated
						by taking the over- or under- recovered balance at the end of June and dividing by the
						projected sales for the next 12 months.
ELL(a)	37.6	94.6	1.5	8.8	66.4	Monthly reset based on fuel and purchased power costs from two months prior plus surcharge
						or credit for 1/12 of under- or over-recovered fuel balance.
EMI	38.1	26.5	(15.8)	3.2	(72.9)	Annual reset based on projected fuel and purchased power costs and projected sales plus any
						under- or over-recovered energy costs as of the 12-month period ended September 30.
ENOI(a)	(19.1)	1.9	(7.5)	(2.8)	8.1	Electric: On April 2, 2009 the New Orleans City Council approved a new Fuel Adjustment Clause tariff
						that calculates a monthly rate based on fuel and purchased power costs from two months prior.
						A surcharge or credit will be calculated on any under- or over-recovered fuel balance based on the
						most recent 12 months actual kWh sales. Under the new tariff Grand Gulf non-fuel costs are
						recovered through base rates. Any incremental monthly Grand Gulf non-fuel costs are included in
						the Fuel Adjustment Clause. Resource Plan non-fuel costs are collected through the Fuel
						Adjustment Clause. The new tariff became effective on June 1, 2009.
						Gas: Monthly reset based on estimated gas costs plus a surcharge or credit for the under- or
						over-recovered fuel balance based on the most recent 12 months Mcf sales.
ETI	(4.1)	(93.3)	(64.7)	(77.4)	(102.7)	Semi-annual reset of fuel factor in March and September based on the market price of natural gas
						plus surcharge or refund for material under- or over-recoveries based on actual costs.
Total	230.9	226.2	126.2	71.1	79.5
Totals may not foot due to rounding.
(a) All years include $100.1 million for Entergy Gulf States Louisiana, $68 million for Entergy Louisiana and $4.1 million for Entergy New Orleans of fuel, purchased power, and capacity costs, which do not currently earn a return on investment and whose recovery periods are indeterminate but are expected to be over a period greater than twelve months.
* Deferred fuel costs = revenues collected minus current fuel and purchased power costs; amount includes rough production cost equalization payments/receipts due to/from customers for EAI, ETI and ENOI

ENTERGY WHOLESALE COMMODITIES

EWC QUARTERLY FINANCIAL METRICS
	2013					2012
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	% CHANGE
GAAP MEASURES
As-Reported Net Income ($ millions)	82.1	11.5	(92.8)	42.1	42.9	(175.9)	70.8	86.8	58.8	40.4	6
Return on Average Invested Capital – As-Reported (%)*	5.5	4.5	1.3	1.0	1.0	3.9	3.4	2.7	0.9	0.9	11
Return on Average Common Equity – As-Reported (%)*	5.5	4.4	1.1	0.9	0.9	3.9	3.3	2.7	0.8	0.8	13
Debt to Capital Ratio (%)	2.0	2.0	5.7	4.0	4.0	3.7	2.5	2.4	2.1	2.1	90
NON-GAAP MEASURES
Operational Adjusted EBITDA ($ millions)	194	61	165	133	553	144	127	185	161	618	(11)
Operational Earnings ($ millions)	82.1	12.7	82.3	85.6	262.7	47.5	70.8	86.8	58.8	263.9	-
Return on Average Invested Capital – Operational (%)*	5.5	4.5	4.5	5.3	5.3	7.9	7.4	6.7	5.0	5.0	6
Return on Average Common Equity – Operational (%)*	5.5	4.4	4.5	5.3	5.3	8.2	7.6	7.0	5.0	5.0	6
Net Debt to Net Capital Ratio (%)	(1.0)	(0.5)	3.5	0.5	0.5	(1.0)	0.6	(1.2)	(0.6)	(0.6)	(183)
*Rolling twelve months.
Certain prior year data has been reclassified to conform with current year presentation.
Totals may not foot due to rounding.
EWC ANNUAL FINANCIAL METRICS
			2013		2012		2011		2010		2009
GAAP MEASURES
As-Reported Net Income ($ millions)			42.9		40.4		488.6		447.4		606.7
Return on Average Invested Capital – As-Reported (%)			1.0		0.9		9.1		9.5		13.7
Return on Average Common Equity – As-Reported (%)			0.9		0.8		9.7		10.5		16.9
Debt to Capital Ratio (%)			4.0		2.1		3.6		15.3		23.7
NON-GAAP MEASURES
Operational Adjusted EBITDA ($ millions)			553		618		862		1,048		1,230
Operational Earnings ($ millions)			262.7		263.9		488.6		548.1		650.7
Return on Average Invested Capital – Operational (%)			5.3		5.0		9.1		11.4		14.6
Return on Average Common Equity – Operational (%)			5.3		5.0		9.7		12.9		18.1
Net Debt to Net Capital Ratio (%)			0.5		(0.6)		(2.2)		7.8		16.4
Certain prior year data has been reclassified to conform with current year presentation.

EWC QUARTERLY OPERATIONAL METRICS
	2013					2012					YTD
	1Q	2Q	3Q	4Q	YTD	1Q	2Q	3Q	4Q	YTD	% CHANGE
Owned Capacity (MW)	6,612	6,612	6,612	6,068	6,068	6,612	6,612	6,612	6,612	6,612	(8)
Average Realized Revenue/MWh	$ 58.66	$ 47.36	$ 53.22	$ 45.05	$ 50.86	$ 49.29	$ 48.27	$ 51.88	$ 50.56	$ 50.02	2
Non-Fuel O&M Expense per MWh(a)	$ 25.22	$ 25.69	$ 25.28	$ 25.10	$ 25.32	$ 23.93	$ 24.07	$ 23.15	$ 23.52	$ 23.66	7
Billed GWh	10,387	11,172	11,630	11,938	45,127	11,281	11,674	12,002	11,221	46,178	(2)
EWC Nuclear
Average Realized Revenue/MWh	$ 57.82	$ 46.40	$ 53.16	$ 44.15	$ 50.15	$ 50.32	$ 48.67	$ 52.27	$ 49.88	$ 50.29	(0)
Production Cost/MWh	$ 25.94	$ 29.16	$ 25.32	$ 25.37	$ 26.35	$ 25.85	$ 26.61	$ 26.14	$ 26.18	$ 26.19	1
Non-Fuel O&M Expense per MWh	$ 27.40	$ 28.28	$ 27.39	$ 26.82	$ 27.45	$ 26.37	$ 25.59	$ 25.46	$ 24.44	$ 25.45	8
Billed GWh	9,246	9,789	10,274	10,858	40,167	9,838	10,426	10,480	10,298	41,042	(2)
Capacity Factor	83%	82%	94%	97%	89%	88%	85%	90%	90%	89%	-
(a) 2012 and 2013 exclude the effect of the special item for the Vermont Yankee asset impairment/related charges; 2013 excludes the effect of the special item for HCM implementation expenses
Certain prior year data has been reclassified to conform with current year presentation.
Totals may not foot due to rounding.

EWC ANNUAL OPERATIONAL METRICS
			2013		2012		2011		2010		2009
Owned Capacity (MW)			6,068		6,612		6,599		6,351		6,351
Average Realized Revenue/MWh			$ 50.86		$ 50.02		$ 54.50		$ 59.04		$ 60.46
Non-Fuel O&M Expense per MWh(a)(b)			$ 25.32		$ 23.66		$ 24.28		$ 26.76		$ 24.45
Billed GWh			45,127		46,178		43,497		42,682		43,969
EWC Nuclear
Net MW in Operation			5,011		5,011		4,998		4,998		4,998
Average Realized Price/MWh			$ 50.15		$ 50.29		$ 54.73		$ 59.16		$ 61.07
Production Cost/MWh(b)			$ 26.35		$ 26.19		$ 25.21		$ 25.27		$ 23.26
Non-Fuel O&M Expense per MWh(a)(b)			$ 27.45		$ 25.45		$ 25.25		$ 25.66		$ 22.92
Billed GWh			40,167		41,042		40,918		39,655		40,981
Capacity Factor			89%		89%		93%		90%		93%
(a) 2010 and 2009 exclude the effects of the non-utility nuclear spin-off expenses special items at EWC Nuclear.
(b) 2012 and 2013 exclude the effect of the special item for the Vermont Yankee asset impairment/related charges; 2013 excludes the effect of the special item for HCM implementation expenses
Certain prior year data has been reclassified to conform with current year presentation.
Totals may not foot due to rounding.

TOTAL CAPACITY
		OPERATED						OWNED CAPACITY
As of December 2013.		PLANTS	UNITS	MW					MW	%
Gas/Oil (c)		1	3	583(b)					796	13
Coal		-	-	-					181	3
Total Fossil		1	3	583					977	16
Wind		-	-	-					80	1
Nuclear		6	7	5,811(a)					5,011	83
Total Capacity		7	10	6,394					6,068	100
(a) Operated capacity includes management services contracts.
(b) Excludes units operated by Entergy’s utility companies.
(c) In November 2013, Ritchie Unit 2 (gas/oil) plant was retired (544 MWs)

ENTERGY WHOLESALE COMMODITIES

EWC NUCLEAR PLANT STATISTICS

	JAMES A.	INDIAN POINT		PALISADES	PILGRIM	VERMONT
	FITZPATRICK	UNIT 2	UNIT 3	NUCLEAR PLANT	NUCLEAR STATION	YANKEE(f)
Entergy Purchase Date	11/21/00	9/6/01	11/21/00	4/11/07	7/13/99	7/31/02
Commercial Operation Date	July 75	August 74	August 76	December 71	December 72	November 72
License Expiration Date	10/17/34	9/28/13 (g)	12/12/15	3/24/31	6/8/32	3/21/32
Architect/Engineer	Stone &	United	United	Combustion	Bechtel	Ebasco
	Webster	Engineers &	Engineers &	Engineering	Power
		Constructors	Constructors
Reactor Manufacturer	General	Westinghouse	Westinghouse	Combustion	General	General
	Electric			Engineering	Electric	Electric
Reactor Type	BWR	PWR	PWR	PWR	BWR	BWR
Turbine Generator Manufacturer	General Electric	Westinghouse	Westinghouse	Westinghouse	General Electric	General Electric
Net MWs in Operation (MW)	838	1,028	1,041	811	688	605
(as of December 31, 2013)
Refueling Data:
Last Date	9/16/12 –	2/24/14 –	3/4/13 –	1/19/14 –	4/14/13 –	3/9/13 –
	10/19/12	3/19/14	3/31/13	3/16/14	5/30/13	4/5/13
Number of Days	34	23	28	56	45	27
Next Scheduled Refueling	Late Summer 14	Spring 16	Spring 15	Fall 15	Spring 15	n/a
2013 Capacity Factor	92%	98%	91%	86%	73%	91%
Spent Fuel Storage Thru	2002	2006	2009	1991	2015	n/a
Begin Dry Cask Loading	2002	2007	2010	1993	2014	n/a
($ millions as of December 31, 2013)
Net Book Value	569	896	924	782	359	29 (e)
Decommissioning Trust Fund Balance	(a)	876 (b)	(a)	354	825	612
Decommissioning Liability	(a)	511 (b)	(a)	353	355	478
Nearest Market Hub	NYISO	NYISO	NYISO	MISO	NEPOOL	NEPOOL
	Zone A(c)	Zone G(d)	Zone G(d)	Indiana	Mass Hub	Mass Hub
Capacity Zone (ICAP/UCAP)	NYISO	NYISO	NYISO	MISO	NEPOOL	NEPOOL
	Rest of State	Lower Hudson Valley	Lower Hudson Valley
(a) NYPA retained the decommissioning trusts and decommissioning liability. NYPA and Entergy executed decommissioning agreements, specifying their decommissioning obligations. NYPA has the right to require Entergy to assume the decommissioning liability provided that it assigns the corresponding decommissioning trust, up to a specified level, to Entergy. If the decommissioning liability is retained by NYPA, Entergy will perform the decommissioning of the plants at a price equal to the lesser of a pre-specified level or the amount in the decommissioning trusts. Entergy believes that the amounts available to it under either scenario are sufficient to cover the future decommissioning costs without any additional contributions to the trusts.
(b) Includes amount for Indian Point 1. Indian Point 1 has been shut down and in safe storage since the 1970s.
(c) James A. FitzPatrick physically located in NYISO Zone C.
(d) Indian Point physically located in NYISO Zone H.
(e) Reflects $321.5 million ($202.2 million after-tax) in 2013 and $355.5 million ($223.5 million after-tax) in 2012 of impairment and other related charges to write down the carrying value of Vermont Yankee and related assets to their fair values. See pgs. 66 - 68 of the 2013 10-K for more detail.
(f) Entergy plans to close the Vermont Yankee plant at the end of its current operating cycle in fourth quarter 2014.
(g) On 9/28/13, Indian Point 2 entered the period of extended operations under its current license.

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT STATISTICS
		NERC	COMMERCIAL	OWNERSHIP	NET	TOTAL	FUEL TYPE
PLANT (a)	LOCATION	REGION	OPERATION	INTEREST	MW	MW	TECHNOLOGY
Independence – Unit 2	Newark, AR	SERC	1983	14%	121	842	Coal
Nelson 6	Westlake, LA	SERC	1982	11%	60	550	Coal
RS Cogen	Lake Charles, LA	SERC	2002	50%	213	425	CCGT Cogen
Top of Iowa	Worth County, IA	MRO	2001	50%	40	80	Wind
White Deer	Amarillo, TX	SPP	2001	50%	40	80	Wind
Rhode Island State Energy Center	Johnston, RI	NPCC	2002	100%	583	583	CCGT
Total					1,057	2,560
(a) In November 2013, Ritchie Unit 2 (gas/oil) plant was retired (544 MWs)

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT EMISSIONS

			Emissions
	FUEL TYPE		SO2	NOx	CO2	Hg(a)
PLANT (c)	TECHNOLOGY	PURPOSE	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)
Independence – Unit 2	Coal	Base	6,407	2,353	2,425,422	124	OFA
Nelson 6	Coal	Base	9,267	2,264	2,966,451	146	LNB w Sep OFA
RS Cogen	CCGT Cogen	Base	9	801	1,777,171	0	Dry LNB/SCR
Top of Iowa	Wind	Renewable	-	-	-	-	-
White Deer	Wind	Renewable	-	-	-	-	-
Rhode Island State Energy Center	CCGT	Intermediate	4	59	840,852	0	Dry LNB/SCR
Total			15,687	5,477	8,009,897	270
(a) Mercury emissions calculated using 2013 unit heat input and 5.37 x 10-6 lb hg/MMBtu emission rate for coal plants and 8.0 x 10-10 lb hg/MMBtu emission rate for natural gas plants.
(b) Installed NOx and particulate matter emission control devices: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP),
Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA),
Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2, CO2 or Mercury Control equipment operating on any unit.
(c) In November 2013, Ritchie Unit 2 (gas/oil) plant was retired (544 MWs)
Totals may not foot due to rounding.

ENTERGY WHOLESALE COMMODITIES

EWC NUCLEAR SECURITIES DETAIL
LONG-TERM DEBT:
NOTE TO NEW YORK POWER AUTHORITY (NYPA) RELATING TO THE PURCHASE OF FITZPATRICK AND INDIAN POINT 3

			ADDITIONAL LTD			TOTAL ENDING		TOTAL
		INTEREST	RELATED TO	INTEREST		LONG-TERM		INTEREST
($ thousands)	LONG-TERM DEBT(a)	EXPENSE	PURCHASE OF IP2	EXPENSE		DEBT		EXPENSE
2000	744,405	3,869	-	-		744,405		3,869
2001	682,512	35,392	74,402	1,190		756,914		36,582
2002	604,420	32,540	79,220	3,628		683,640		36,168
2003	441,845	27,387	72,863	3,643		514,708		31,030
2004	379,405	21,275	66,200	3,337		445,605		24,612
2005	313,968	18,277	59,218	3,018		373,186		21,295
2006	245,390	15,137	51,900	2,682		297,289		17,819
2007	173,445	11,845	44,231	2,331		217,676		14,176
2008	161,932	8,412	36,194	1,963		198,127		10,375
2009	149,771	7,839	27,772	1,577		177,543		9,416
2010	137,026	7,255	18,945	1,173		155,971		8,428
2011	123,669	6,643	9,694	750		133,363		7,393
2012	109,681	6,012	-	305		109,681		6,317
2013	95,011	5,331	-	-		95,011		5,331
2014	79,638	4,627	-	-		79,638		4,627
2015	61,027	3,889	-	-		61,027		3,889
2016	59,022	2,995	-	-		59,022		2,995
2017	56,921	2,899	-	-		56,921		2,899
2018	54,719	2,798	-	-		54,719		2,798
2019	52,412	2,693	-	-		52,412		2,693
2020	49,994	2,582	-	-		49,994		2,582
2021 – 2035 Average	-	1,400	-	-		-		1,400
(a) Includes plant, fuel, and license extension payments. Payments for plant and fuel are made annually on 11/21 (anniversary of close). As of 9/30/03, the entire fuel note has been paid off. Life extension payments made on anniversary of license expiration. Entergy will pay NYPA $2.5 million annually per plant, for up to twenty years if
FitzPatrick and/or Indian Point 3 operate beyond their original license date.
Totals may not foot due to rounding.

EWC NON-NUCLEAR WHOLESALE ASSETS

EWC NON-NUCLEAR WHOLESALE ASSETS SECURITIES DETAIL
DEBT:
OUTSTANDING AS OF DECEMBER 31,
(ENTERGY’S SHARE)		2013	2012	2011		MATURITY		RATE
			(in millions)
RS Cogen Senior Project Debt
Bank Portion(a)		$31	$36	$40		10/17/18		LIBOR + 1.625%
Institutional Portion		$38	$38	$38		10/15/22		Fixed 8.73%
RS Cogen Subordinated Debt(b)		$18	$16	$16		10/17/17		LIBOR + 4.50%
(a) RS Cogen spread on bank portion increases over time from 1.375% to 2.375%.
(b) Debt outstanding includes Entergy's portion of accrued but unpaid interest on Entergy's portion of the RS Cogen subordinated debt since the project went into default on the subordinated credit facility in 2008

			SHARES OUTSTANDING
PREFERRED STOCK:			AS OF DECEMBER 31,			AS OF DECEMBER 31,
		RATE	2013	2012	2011	2013	2012	2011
							(in millions)
Without Sinking Fund:
Entergy Asset Management		8.95%(a)	-	-	-	-	-	-
Authorized 1,000,000 shares, $1 par value, cumulative
Entergy Finance Holding, Inc.		8.75%(b)	250,000	-	-	$ 24.2	-	-
Authorized 250,000 shares, $100 par value, cumulative
Total without sinking fund			250,000	-	-	$ 24.2	$ -	-
(a) Upon the sale of Class B preferred shares in December 2009, Entergy Asset Management had issued and outstanding Class A and Class B preferred shares. On
December 20, 2011, Entergy Asset Management purchased all of the outstanding Class B preferred shares from the holder thereof; currently, there are no outstanding
Class B preferred shares. On December 20, 2011, Entergy Asset Management purchased all of the outstanding Class A preferred shares (278,905 shares) that were held by a third party; currently, there are 4,759 shares held by an Entergy affiliate.
(b) Dollar amount outstanding is net of $751 thousand of preferred stock issuance costs.
Totals may not foot due to rounding.

DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES

ENTERGY WHOLESALE COMMODITIES OPERATIONAL MEASURES
Owned capacity (MW)
Installed capacity owned and operated by EWC, including investments in wind generation accounted for under the equity method of accounting; in November 2013, R.E. Ritchie Unit 2 (gas/oil) plant was retired (544 MWs)

Average realized revenue per MWh	As-reported revenue per MWh billed, excluding revenue from the amortization of the Palisades below-market PPA and/or investments in wind generation accounted for under the equity method of accounting
Non-fuel O&M per MWh
Operation, maintenance and refueling expenses per MWh billed, excluding fuel, fuel-related expenses and purchased power, special items and investments in wind generation accounted for under the equity method of accounting

Production cost per MWh	Fuel and non-fuel O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation)
GWh billed	Total number of GWh billed to customers, excluding investments in wind generation accounted for under the equity method of accounting and financially-settled instruments
Capability factor	The percentage of the maximum energy generation a plant is capable of supplying to the grid, limited only by factors within control of plant management; a high capability factor indicates effective plant programs and practices to minimize unplanned energy losses and to optimize planned outages
Capacity factor	Normalized percentage of the period that the nuclear plants generate power
Refueling outage days	Number of days lost for scheduled refueling outage during the period

Financial measures defined below include measures prepared in accordance with generally accepted accounting principles (GAAP), as well as non-
GAAP measures. Non-GAAP measures are included in this report in order to provide metrics that remove the effect of less routine financial impacts from commonly used financial metrics.

FINANCIAL MEASURES – GAAP
Return on average invested capital – as-reported	12-months rolling net income attributable to Entergy Corporation or Subsidiary (Net Income) adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity – as-reported	12-months rolling Net Income divided by average common equity
Cash flow interest coverage	12-months cash flow from operating activities plus 12-months rolling interest paid, divided by interest expense
Book value per share	Common equity divided by end of period shares outstanding
Revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers
Total debt	Sum of short-term and long-term debt, notes payable and commercial paper and capital leases on the balance sheet
Debt of joint ventures - Entergy’s share	Debt issued by business joint ventures at EWC
Leases - Entergy’s share	Operating leases held by subsidiaries capitalized at implicit interest rate
Debt to capital ratio	Total debt divided by total capitalization
Securitization debt	Debt associated with securitization bonds issued to recover storm costs from hurricanes Rita, Ike and Gustav at Entergy Texas; the 2009 ice storm at Entergy Arkansas; and investment recovery of costs associated with the cancelled Little Gypsy repowering project at Entergy Louisiana
Assumption debt	Represents the portion of Entergy Gulf States Louisiana long-term debt that was outstanding on December 31, 2007, which was assumed by Entergy Texas under a debt assumption agreement. Entergy Texas' pro rata share of the debt was approximately 46 percent

FINANCIAL MEASURES – NON-GAAP
Operational earnings	As-reported Net Income adjusted to exclude the impact of special items
Operational adjusted EBITDA	Earnings before interest, income taxes, depreciation and amortization, and interest and investment income excluding decommissioning expense, and other than temporary impairment losses on decommissioning trust fund assets, excluding effects of special items
Return on average invested capital – operational	12-months rolling operational Net Income adjusted to include preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity – operational	12-months rolling operational Net Income divided by average common equity
Gross liquidity	Sum of cash and revolver capacity
Debt to capital ratio, excluding securitization debt	Total debt divided by total capitalization, excluding securitization debt
Net debt to net capital ratio, excluding securitization debt	Total debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents, excluding securitization debt
Net debt to net capital ratio, including off-balance sheet liabilities, excluding securitization debt
Sum of total debt and off-balance sheet debt less cash and cash equivalents divided by sum of total capitalization and off-balance sheet debt less cash and cash equivalents, excluding securitization debt

Total debt, excluding assumption debt	Gross debt less assumption debt
Debt to capital ratio, excluding assumption debt	Gross debt divided by total capitalization, excluding assumption debt
Net debt to net capital ratio, excluding assumption debt	Gross debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents, excluding assumption debt

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2009-2013

($ millions)	2013	2012	2011	2010	2009
As-Reported Net Income (A)	712	847	1,346	1,250	1,231
Preferred dividends	19	22	21	20	20
Tax-effected interest expense	371	350	316	354	351
As-Reported Net Income including preferred
dividends and tax-effected interest expense (B)	1,102	1,219	1,683	1,624	1,602
Special items (C)	(245)	(262)	(13)	(82)	(71)
Operational earnings including preferred
dividends and tax-effected interest expense (B-C)	1,347	1,481	1,696	1,706	1,673
Operational earnings (A-C)	957	1,109	1,359	1,332	1,302
Average invested capital (D)	23,283	22,290	21,126	20,781	20,748
Average common equity (E)	9,415	9,079	8,729	8,555	8,290
Gross debt (F)	13,678	13,473	12,387	11,816	12,014
Less securitization debt (G)	883	973	1,071	931	838
Gross debt, excluding securitization debt (F-G)	12,795	12,500	11,316	10,885	11,176
Less cash and cash equivalents (H)	739	533	694	1,294	1,710
Net debt, excluding securitization debt (F-G-H)	12,056	11,967	10,622	9,591	9,466
Total capitalization (I)	23,615	22,951	21,629	20,623	20,939
Less securitization debt (J)	883	973	1,071	931	838
Total capitalization, excluding securitization debt (I-J)	22,732	21,978	20,558	19,692	20,101
Less cash and cash equivalents (K)	739	533	694	1,294	1,710
Net capitalization, excluding securitization debt (I-J-K)	21,993	21,445	19,864	18,398	18,391
Off-balance sheet liabilities (L)	542	595	602	653	646
Revolver capacity (M)	3,977	3,462	2,001	2,354	1,464
Gross liquidity (H+M)	4,716	3,995	2,695	3,648	3,174
($ per share)
As-Reported earnings per share (N)	3.99	4.76	7.55	6.66	6.30
Operational earnings per share (O)	5.36	6.23	7.62	7.10	6.67
Common dividend paid per share (P)	3.32	3.32	3.32	3.24	3.00
Year-end closing market price per share of common stock (Q)	63.27	63.75	73.05	70.83	81.84
(%)
Return on average invested capital – As-Reported (B/D)	4.7	5.5	8.0	7.8	7.7
Return on average invested capital – Operational ((B-C)/D)	5.8	6.6	8.0	8.2	8.1
Return on average common equity – As-Reported (A/E)	7.6	9.3	15.4	14.6	14.9
Return on average common equity – Operational ((A-C)/E)	10.2	12.2	15.6	15.6	15.7
Debt to capital ratio (F/I)	57.9	58.7	57.3	57.3	57.4
Debt to capital ratio, excluding securitization debt ((F-G)/(I-J))	56.3	56.9	55.0	55.3	55.6
Net debt to net capital ratio, excluding securitization debt ((F-G-H)/(I-J-K))	54.8	55.8	53.5	52.1	51.5
Net debt to net capital ratio including off-balance sheet liabilities,
excluding securitization debt ((F-G-H+L)/(I-J-K+L))	55.9	57.0	54.8	53.8	53.1
Common dividend payout ratio – As-Reported (P/N)	83	70	44	49	48
Common dividend payout ratio – Operational (P/O)	62	53	44	46	45
Price to earnings ratio – As-Reported (Q/N)	15.87	13.39	9.68	10.64	12.99
Price to earnings ratio – Operational (Q/O)	11.80	10.23	9.59	9.98	12.27
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q12-4Q13

($ millions)	1Q13	2Q13	3Q13	4Q13	1Q12	2Q12	3Q12	4Q12
For the quarter:
As-Reported Net Income (A)	161.4	163.7	239.9	146.9	(151.7)	365.0	337.1	296.3
Less special items (B)	(6.3)	(16.0)	(190.5)	(32.4)	(230.7)	(9.6)	(10.7)	(10.7)
Operational earnings (A-B)	167.7	179.7	430.4	179.3	79.0	374.6	347.8	307.1

As-Reported Net Income rolling 12 months (C)	1,160	958	861	712	946	996	705	847
Preferred dividends	22	21	20	19	21	21	22	22
Tax-effected interest expense	356	363	365	371	322	329	342	350
As-Reported Net Income,
rolling 12 months including
preferred dividends and tax-effected
interest expense (D)	1,538	1,342	1,246	1,102	1,289	1,346	1,069	1,219

Special items in prior quarters	(31.0)	(27.7)	(33.0)	(212.8)	(13)	(244)	(253)	(251)

Special items in current quarter
HCM implementation expenses	-	(3.8)	(7.3)	(26.1)	-	-	-	-
Transmission business spin-merge expenses	(6.3)	(12.2)	(10.1)	25.5	(5.8)	(9.9)	(10.7)	(10.7)
VY asset impairments/related charges	-	-	(173.1)	(31.8)	(224)	-	-	-
Total special items (E)	(37.3)	(43.7)	(223.5)	(245.2)	(243)	(254)	(264)	(262)

Operational earnings,
rolling 12 months including
preferred dividends and tax-effected
interest expense (D-E)	1,574	1,386	1,470	1,347	1,532	1,600	1,333	1,481
Operational earnings, rolling 12 months (C-E)	1,196	1,002	1,085	957	1,189	1,250	969	1,109
Average invested capital (F)	22,389	22,573	22,857	23,283	21,339	21,556	22,065	22,290
Average common equity (G)	9,064	9,152	9,299	9,415	8,725	8,814	9,078	9,079

Gross debt (H)	13,471	13,747	13,623	13,678	12,619	12,533	12,931	13,473
Less securitization debt (I)	952	927	910	883	1,049	1,020	1,003	973
Gross debt, excluding securitization debt (H-I)	12,519	12,820	12,713	12,795	11,570	11,513	11,928	12,500
Less cash and cash equivalents (J)	263	311	365	739	685	283	750	533
Net debt, excluding securitization debt (H-I-J)	12,256	12,509	12,348	12,056	10,885	11,230	11,178	11,967

Total capitalization (K)	22,965	23,302	23,312	23,615	21,813	21,844	22,402	22,951
Less securitization debt (L)	952	927	910	883	1,049	1,020	1,003	973
Total capitalization, excluding securitization debt (K-L)	22,013	22,375	22,402	22,732	20,764	20,824	21,399	21,978
Less cash and cash equivalents (M)	263	311	365	739	685	283	750	533
Net capitalization, excluding securitization debt (K-L-M)	21,750	22,064	22,037	21,993	20,079	20,541	20,649	21,445

Off-balance sheet liabilities (N)	595	594	592	542	601	600	599	595
Revolver capacity (O)	3,542	3,819	4,129	3,977	2,825	2,762	2,917	3,462
Gross liquidity (J+O)	3,805	4,130	4,494	4,716	3,510	3,045	3,667	3,995

(%)
Return on average invested capital – As-Reported (D/F)	6.9	5.9	5.5	4.7	6.0	6.2	4.8	5.5
Return on average invested capital – Operational ((D-E)/F)	7.0	6.1	6.4	5.8	7.2	7.4	6.0	6.6
Return on average common equity – As-Reported (C/G)	12.8	10.5	9.3	7.6	10.8	11.3	7.8	9.3
Return on average common equity – Operational ((C-E)/G)	13.2	10.9	11.7	10.2	13.6	14.2	10.7	12.2
Debt to capital ratio (H/K)	58.7	59.0	58.4	57.9	57.9	57.4	57.7	58.7
Debt to capital ratio, excluding securitization debt ((H-I)/(K-L))	56.9	57.3	56.7	56.3	55.7	55.3	55.7	56.9
Net debt to net capital ratio, excluding securitization debt ((H-I-J)/(K-L-M))	56.3	56.7	56.0	54.8	54.2	54.7	54.1	55.8
Net debt to net capital ratio including off-balance
sheet liabilities, excluding securitization debt ((H-I-J+N)/(K-L-M+N))	57.5	57.8	57.2	55.9	55.5	56.0	55.4	57.0
Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2009-2013

($ millions)	2013	2012	2011	2010	2009
As-Reported Net Income (A)	828.9	943.0	1,106.5	812.4	691.6
Preferred dividends	17.3	17.3	17.3	17.3	17.3
Tax-effected interest expense	313.1	293.1	280.4	303.4	284.3
As-Reported Net Income including preferred
dividends and tax-effected interest expense (B)	1,159.3	1,253.4	1,404.2	1,133.2	993.3

Utility special items
Transmission business spin-merge expenses	(8.7)	(37.1)	-	-	-
HCM implementation expenses	(20.3)	-	-	-	-
Total special items (C)	(29.0)	(37.1)	-	-	-

Operational earnings including preferred
dividends and tax-effected interest expense (B-C)	1,188.3	1,290.6	1,404.2	1,133.2	993.3
Operational earnings (A-C)	857.8	980.1	1,106.5	812.4	691.6
Average invested capital (D)	19,488	18,154	16,877	16,412	15,580
Average common equity (E)	8,599	7,991	7,462	7,109	6,828

Gross debt (F)	10,784	10,433	9,332	8,937	9,107
Less securitization debt (G)	883	974	1,071	931	838
Gross debt, excluding securitization debt (F-G)	9,901	9,459	8,262	8,006	8,269
Less cash and cash equivalents (H)	551	380	360	822	1,239
Net debt, excluding securitization debt (F-G-H)	9,350	9,079	7,902	7,185	7,030

Total capitalization (I)	19,967	19,010	17,298	16,457	16,367
Less securitization debt (J)	883	974	1,071	931	838
Total capitalization, excluding securitization debt (I-J)	19,084	18,036	16,227	15,526	15,529
Less cash and cash equivalents (K)	551	380	360	822	1,239
Net capitalization, excluding securitization debt (I-J-K)	18,533	17,656	15,867	14,704	14,290

(%)
Return on average invested capital – As-Reported (B/D)	5.9	6.9	8.3	6.9	6.4
Return on average invested capital – Operational ((B-C)/D)	6.1	7.1	8.3	6.9	6.4
Return on average common equity – As-Reported (A/E)	9.6	11.8	14.8	11.4	10.1
Return on average common equity – Operational ((A-C)/E)	10.0	12.3	14.8	11.4	10.1
Debt to capital ratio (F/I)	54.0	54.9	54.0	54.3	55.6
Debt to capital ratio, excluding securitization debt ((F-G)/(I-J))	51.9	52.4	50.9	51.6	53.2
Net debt to net capital ratio, excluding securitization debt ((F-G-H)/(I-J-K))	50.5	51.4	49.8	48.9	49.2
Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q12-4Q13

($ millions)	1Q13	2Q13	3Q13	4Q13	1Q12	2Q12	3Q12	4Q12
As-Reported Net Income (A)	123.5	196.2	348.0	161.2	62.9	304.2	296.2	279.8
Less special items (B)	(6.3)	(14.9)	(15.3)	7.5	(6)	(10)	(11)	(11)
Operational earnings (A-B)	129.8	211.1	363.3	153.7	68.7	314.1	306.9	290.5

As-Reported Net Income-rolling 12 months (C)	1,003.6	895.7	947.4	828.9	1,005.1	1,060.9	832.9	943.0
Preferred dividends	17.3	17.3	17.3	17.3	17.3	17.3	17.3	17.3
Tax-effected interest expense	297.2	303.4	306.6	313.1	283.8	285.3	291.2	293.1
As-Reported Net Income, rolling 12 months including preferred
dividends and tax-effected interest expense (D)	1,318.1	1,216.4	1,271.3	1,159.3	1,306.2	1,363.5	1,141.4	1,253.4

Special items in prior quarters	(31.3)	(27.7)	(31.9)	(36.5)	-	(5.8)	(15.7)	(26.4)
Special items in current quarter	(6.3)	(14.9)	(15.3)	7.5	(5.8)	(9.9)	(10.7)	(10.7)
Total special items (E)	(37.6)	(42.6)	(47.2)	(29.0)	(5.8)	(15.7)	(26.4)	(37.1)

Operational earnings, rolling 12 months including preferred
dividends and tax-effected interest expense (D-E)	1,355.7	1,259.0	1,318.5	1,188.3	1,312.0	1,379.2	1,167.8	1,290.6
Operational earnings, rolling 12 months (C-E)	1,041.2	938.3	994.6	857.8	1,010.9	1,076.6	859.3	980.1
Average invested capital (F)	18,200	18,684	19,048	19,488	17,092	17,340	17,845	18,154
Average common equity (G)	7,955	8,189	8,426	8,599	7,486	7,692	7,930	7,991

Gross debt (H)	10,409	10,999	10,847	10,784	9,520	9,429	9,837	10,433
Less securitization debt (I)	952	927	910	883	1,049	1,020	1,003	974
Gross debt, excluding securitization debt (H-I)	9,457	10,072	9,937	9,901	8,472	8,409	8,834	9,459
Less cash and cash equivalents (J)	98	169	235	551	416	173	545	380
Net debt, excluding securitization debt (H-I-J)	9,359	9,903	9,702	9,350	8,056	8,236	8,290	9,079

Total capitalization (K)	18,900	19,691	19,770	19,967	17,499	17,677	18,326	19,010
Less securitization debt (L)	952	927	910	883	1,049	1,020	1,003	974
Total capitalization, excluding securitization debt (K-L)	17,948	18,764	18,860	19,084	16,450	16,657	17,323	18,036
Less cash and cash equivalents (M)	98	169	235	551	416	173	545	380
Net capitalization, excluding securitization debt (K-L-M)	17,850	18,595	18,625	18,533	16,035	16,483	16,779	17,656

(%)
Return on average invested capital –
As-Reported (D/F)	7.2	6.5	6.7	5.9	7.6	7.9	6.4	6.9
Return on average invested capital –
Operational ((D-E)/F)	7.4	6.7	6.9	6.1	7.7	8.0	6.5	7.1
Return on average common equity –
As-Reported (C/G)	12.6	10.9	11.2	9.6	13.4	13.8	10.5	11.8
Return on average common equity –
Operational ((C-E)/G)	13.1	11.5	11.8	10.0	13.5	14.0	10.8	12.3
Debt to capital ratio (H/K)	55.1	55.9	54.9	54.0	54.4	53.3	53.7	54.9
Debt to capital ratio, excluding securitization debt ((H-I)/(K-L))	52.7	53.7	52.7	51.9	51.5	50.5	51.0	52.4
Net debt to net capital ratio, excluding securitization debt ((H-I-J)/(K-L-M))	52.4	53.3	52.1	50.5	50.2	50.0	49.4	51.4
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY ARKANSAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2009-2013

($ millions)	2013	2012	2011	2010	2009
As-Reported Earnings (A)	155.1	145.5	158.0	165.7	60.0
Preferred dividends	6.9	6.9	6.9	6.9	6.9
Tax-effected interest expense	54.3	49.5	49.7	54.9	54.9
As-Reported Earnings including preferred
dividends and tax-effected interest expense (B)	216.3	201.9	214.6	227.6	121.8

Special items
Transmission business spin-merge expenses	(0.4)	(13.0)	-	-	-
HCM implementation expenses	(2.4)	-	-	-	-
Total special items (C)	(2.8)	(13.0)	-	-	-

Operational earnings including preferred
dividends and tax-effected interest expense (B-C)	219.1	214.9	214.6	227.6	121.8
Operational earnings (A-C)	157.9	158.5	158.0	165.7	60.0
Average invested capital (D)	4,050	3,665	3,460	3,385	3,291
Average invested capital, excluding securitization (E)	3,955	3,557	3,341	3,323	3,291
Average common equity (F)	1,650	1,512	1,424	1,408	1,406

Gross debt (G)	2,407	2,162	1,911	1,928	1,793
Less securitization debt (H)	89	102	114	124	-
Gross debt, excluding securitization debt (G-H)	2,318	2,060	1,797	1,804	1,793
Less cash and cash equivalents (I)	127	35	23	106	86
Net debt, excluding securitization debt (G-H-I)	2,191	2,026	1,775	1,698	1,707

Total capitalization (J)	4,243	3,858	3,472	3,448	3,321
Less securitization debt (K)	89	102	114	124	-
Total capitalization, excluding securitization debt (J-K)	4,154	3,756	3,358	3,324	3,321
Less cash and cash equivalents (L)	127	35	23	106	86
Net capitalization, excluding securitization debt (J-K-L)	4,027	3,722	3,335	3,218	3,235

(%)
Return on average invested capital – As-Reported (B/D)	5.3	5.5	6.2	6.7	3.7
Return on average invested capital – Operational ((B-C)/E)	5.5	6.0	6.4	6.8	3.7
Return on average common equity – As-Reported (A/F)	9.4	9.6	11.1	11.8	4.3
Return on average common equity – Operational ((A-C)/F)	9.6	10.5	11.1	11.8	4.3
Debt to capital ratio (G/J)	56.7	56.0	55.0	55.9	54.0
Debt to capital ratio, excluding securitization debt ((G-H)/(J-K))	55.8	54.8	53.5	54.3	54.0
Net debt to net capital ratio, excluding securitization debt ((G-H-I)/(J-K-L))	54.4	54.4	53.2	52.8	52.8
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY GULF STATES LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2009-2013

($ millions)	2013	2012	2011	2010	2009
As-Reported Earnings (A)	160.8	158.2	200.8	173.5	152.5
Preferred dividends	0.8	0.8	0.8	0.8	0.8
Tax-effected interest expense	48.2	49.2	49.7	60.2	70.7
As-Reported Earnings including preferred
dividends and tax-effected interest expense (B)	209.8	208.2	251.3	234.6	224.0

Special items
Transmission business spin-merge expenses	(2.8)	(4.6)	-	-	-
HCM implementation expenses	(2.5)	-	-	-	-
Total special items (C)	(5.2)	(4.6)	-	-	-

Operational earnings including preferred
dividends and tax-effected interest expense (B-C)	215.0	212.8	251.3	234.6	224.0
Operational earnings (A-C)	166.0	162.8	200.8	173.5	152.5
Average invested capital (D)	2,944	2,888	2,962	3,122	3,344
Average invested capital, excluding assumption debt (E)	2,944	2,888	2,962	3,039	2,875
Average common equity (F)	1,412	1,348	1,389	1,429	1,348

Gross debt (G)	1,528	1,517	1,542	1,584	1,783
Less assumption debt (H)	-	-	-	-	168
Gross debt, excluding assumption debt (G-H)	1,528	1,517	1,542	1,584	1,615
Less cash and cash equivalents (I)	16	36	25	155	144
Net debt, excluding assumption debt (G-H-I)	1,512	1,482	1,517	1,429	1,471

Total capitalization (J)	2,988	2,900	2,876	3,049	3,196
Less assumption debt (K)	-	-	-	-	168
Total capitalization, excluding assumption debt (J-K)	2,988	2,900	2,876	3,049	3,028
Less cash and cash equivalents (L)	16	36	25	155	144
Net capitalization, excluding assumption debt (J-K-L)	2,972	2,865	2,851	2,893	2,884

(%)
Return on average invested capital – As-Reported (B/D)	7.1	7.2	8.5	7.5	6.7
Return on average invested capital – Operational ((B-C)/E)	7.3	7.4	8.5	7.7	7.8
Return on average common equity – As-Reported (A/F)	11.4	11.7	14.5	12.1	11.3
Return on average common equity – Operational ((A-C)/F)	11.8	12.1	14.5	12.1	11.3
Debt to capital ratio (G/J)	51.1	52.3	53.6	52.0	55.8
Debt to capital ratio, excluding assumption debt ((G-H)/(J-K))	51.1	52.3	53.6	52.0	53.3
Net debt to net capital ratio, excluding assumption debt ((G-H-I)/(J-K-L))	50.9	51.7	53.2	49.4	51.0

ENTERGY TEXAS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2009-2013

($ millions)	2013	2012	2011	2010	2009
As-Reported Net Income (A)	57.9	42.0	80.8	66.2	63.8
Preferred dividends	-	-	-	-	-
Tax-effected interest expense	54.7	57.2	56.0	56.5	63.9
As-Reported Net Income including preferred
dividends and tax-effected interest expense (B)	112.6	99.2	136.8	122.7	127.7

Special items
Transmission business spin-merge expenses	(3.2)	(4.6)	-	-	-
HCM implementation expenses	(5.6)	-	-	-	-
Total special items (C)	(8.8)	(4.6)	-	-	-

Operational earnings including preferred
dividends and tax-effected interest expense (B-C)	121.4	103.8	136.8	122.7	127.7
Operational earnings (A-C)	66.7	46.6	80.8	66.2	63.8
Average invested capital (D)	2,458	2,524	2,530	2,493	2,374
Average invested capital, excluding securitization debt (E)	1,798	1,804	1,752	1,670	1,799
Average common equity (F)	871	877	862	834	872

Gross debt (G)	1,557	1,618	1,677	1,659	1,658
Less securitization debt (H)	629	690	750	807	838
Gross debt, excluding securitization debt (G-H)	928	928	927	852	820
Less cash and cash equivalents (I)	47	60	65	35	201
Net debt, excluding securitization debt (G-H-I)	881	867	862	817	619

Total capitalization (J)	2,444	2,472	2,576	2,484	2,503
Less securitization debt (K)	629	690	750	807	838
Total capitalization, excluding securitization debt (J-K)	1,815	1,782	1,827	1,676	1,664
Less cash and cash equivalents (L)	47	60	65	35	201
Net capitalization, excluding securitization debt (J-K-L)	1,768	1,722	1,762	1,641	1,463

(%)
Return on average invested capital – As-Reported (B/D)	4.6	3.9	5.4	4.9	5.4
Return on average invested capital – Operational ((B-C)/E)	6.8	5.5	7.8	7.3	7.1
Return on average common equity – As-Reported (A/F)	6.6	4.8	9.4	7.9	7.3
Return on average common equity – Operational ((A-C)/F)	7.7	5.3	9.4	7.9	7.3
Debt to capital ratio (G/J)	63.7	65.4	65.1	66.8	66.3
Debt to capital ratio, excluding securitization debt ((G-H)/(J-K))	51.1	52.2	50.8	50.8	49.3
Net debt to net capital ratio, excluding securitization debt ((G-H-I)/(J-K-L))	49.8	50.4	48.9	49.8	42.3
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2009-2013

($ millions)	2013	2012	2011	2010	2009
As-Reported Earnings (A)	245.5	274.1	467.0	224.5	225.9
Preferred dividends	7.0	7.0	7.0	7.0	7.0
Tax-effected interest expense	86.4	72.9	61.2	62.5	52.7
As-Reported Earnings including preferred
dividends and tax-effected interest expense (B)	338.9	354.0	535.2	294.0	285.6

Special items
Transmission business spin-merge expenses	(1.2)	(6.6)	-	-	-
HCM implementation expenses	(2.6)	-	-	-	-
Total special items (C)	(3.8)	(6.6)	-	-	-

Operational earnings including preferred
dividends and tax-effected interest expense (B-C)	342.7	360.6	535.2	294.0	285.6
Operational earnings (A-C)	249.3	280.7	467.0	224.5	225.9
Average invested capital (D)	6,075	5,406	4,414	3,890	3,491
Average invested capital, excluding securitization (E)	5,901	5,212	4,311	3,890	3,491
Average members’ equity (F)	2,923	2,718	2,251	1,924	1,710

Gross debt (G)	3,222	2,881	2,297	1,830	1,902
Less securitization debt (H)	165	182	207	-	-
Gross debt, excluding securitization debt (G-H)	3,058	2,699	2,090	1,830	1,902
Less cash and cash equivalents (I)	124	30	1	123	152
Net debt, excluding securitization debt (G-H-I)	2,934	2,669	2,089	1,707	1,750

Total capitalization (J)	6,198	5,951	4,862	3,967	3,813
Less securitization debt (K)	165	182	207	-	-
Total capitalization, excluding securitization debt (J-K)	6,033	5,770	4,655	3,967	3,813
Less cash and cash equivalents (L)	124	30	1	123	152
Net capitalization, excluding securitization debt (J-K-L)	5,909	5,740	4,654	3,844	3,662

(%)
Return on average invested capital – As-Reported (B/D)	5.6	6.5	12.1	7.6	8.2
Return on average invested capital – Operational ((B-C)/E)	5.8	6.9	12.4	7.6	8.2
Return on average members’ equity – As-Reported (A/F)	8.4	10.1	20.7	11.7	13.2
Return on average members’ equity – Operational ((A-C)/F)	8.5	10.3	20.7	11.7	13.2
Debt to capital ratio (G/J)	52.0	48.4	47.2	46.1	49.9
Debt to capital ratio, excluding securitization debt ((G-H)/(J-K))	50.7	46.8	44.9	46.1	49.9
Net debt to net capital ratio, excluding securitization debt ((G-H-I)/(J-K-L))	49.6	46.5	44.9	44.4	47.8
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY MISSISSIPPI FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2009-2013

($ millions)	2013	2012	2011	2010	2009
As-Reported Earnings (A)	79.3	43.9	105.9	82.5	76.5
Preferred dividends	2.8	2.8	2.8	2.8	2.8
Tax-effected interest expense	35.4	34.0	29.5	32.1	30.5
As-Reported Earnings including preferred
dividends and tax-effected interest expense (B)	117.5	80.8	138.3	117.4	109.9

Special items
Transmission business spin-merge expenses	(0.9)	(7.5)	-	-	-
HCM implementation expenses	(4.5)	-	-	-	-
Total special items (C)	(5.4)	(7.5)	-	-	-

Operational earnings including preferred
dividends and tax-effected interest expense (B-C)	122.9	88.3	138.3	117.4	109.9
Operational earnings (A-C)	84.7	51.4	105.9	82.5	76.5
Average invested capital (D)	2,084	1,963	1,720	1,609	1,509
Average common equity (E)	916	858	784	714	681

Gross debt (F)	1,059	1,178	931	839	852
Less cash and cash equivalents (G)	-	53	-	1	91
Net debt (F-G)	1,059	1,125	931	837	760

Total capitalization (H)	2,061	2,108	1,817	1,622	1,596
Less cash and cash equivalents (I)	-	53	-	1	91
Net capitalization (H-I)	2,061	2,055	1,817	1,621	1,505

(%)
Return on average invested capital – As-Reported (B/D)	5.6	4.1	8.0	7.3	7.3
Return on average invested capital – Operational ((B-C)/D)	5.9	4.5	8.0	7.3	7.3
Return on average common equity – As-Reported (A/E)	8.7	5.1	13.5	11.6	11.2
Return on average common equity – Operational ((A-C)/E)	9.3	6.0	13.5	11.6	11.2
Debt to capital ratio (F/H)	51.4	55.9	51.2	51.7	53.4
Net debt to net capital ratio ((F-G)/(H-I))	51.4	54.7	51.2	51.7	50.5

ENTERGY NEW ORLEANS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2009-2013

($ millions)	2013	2012	2011	2010	2009
As-Reported Earnings (A)	10.7	16.1	35.0	30.1	29.5
Preferred dividends	1.0	0.9	1.0	1.0	1.0
Tax-effected interest expense	8.1	6.8	6.7	7.9	10.4
As-Reported Earnings including preferred
dividends and tax-effected interest expense (B)	19.8	23.8	42.7	39.0	40.9

Special items
Transmission business spin-merge expenses	(0.1)	(0.9)	-	-	-
HCM implementation expenses	(2.7)	-	-	-	-
Total special items (C)	(2.9)	(0.9)	-	-	-

Operational earnings including preferred
dividends and tax-effected interest expense (B-C)	22.5	24.7	42.7	39.0	40.9
Operational earnings (A-C)	13.6	17.0	35.0	30.1	29.5
Average invested capital (D)	432	390	371	436	499
Average common equity (E)	201	188	185	197	207

Gross debt (F)	226	196	167	167	272
Less cash and cash equivalents (G)	34	9	10	55	191
Net debt (F-G)	192	187	157	112	81

Total capitalization (H)	452	412	367	375	497
Less cash and cash equivalents (I)	34	9	10	55	191
Net capitalization (H-I)	418	402	358	320	306

(%)
Return on average invested capital – As-Reported (B/D)	4.6	6.1	11.5	8.9	8.2
Return on average invested capital – Operational ((B-C)/D)	5.2	6.3	11.5	8.9	8.2
Return on average common equity – As-Reported (A/E)	5.3	8.5	19.0	15.3	14.3
Return on average common equity – Operational ((A-C)/E)	6.8	9.0	19.0	15.3	14.3
Debt to capital ratio (F/H)	50.0	47.7	45.3	44.6	54.8
Net debt to net capital ratio ((F-G)/(H-I))	46.0	46.5	43.8	35.1	26.5
Calculations may differ due to rounding.

REG G RECONCILIATIONS

SYSTEM ENERGY RESOURCES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2009-2013

($ millions)	2013	2012	2011	2010	2009
As-Reported Net Income (A)	113.7	111.9	64.2	82.6	48.9
Preferred dividends	-	-	-	-	-
Tax-effected interest expense	23.0	23.4	25.5	29.9	26.7
As-Reported Net Income including preferred
dividends and tax-effected interest expense (B)	136.7	135.3	89.7	112.5	75.6

Special items
Transmission business spin-merge expenses	-	-	-	-	-
HCM implementation expenses	-	-	-	-	-
Total special items (C)	-	-	-	-	-

Operational earnings including preferred
dividends and tax-effected interest expense (B-C)	136.7	135.3	89.7	112.5	75.6
Operational earnings (A-C)	113.7	111.9	64.2	82.6	48.9
Average invested capital (D)	1,645	1,602	1,614	1,666	1,703
Average common equity (E)	854	817	806	821	843

Gross debt (F)	757	824	747	869	820
Less cash and cash equivalents (G)	127	84	185	264	264
Net debt (F-G)	630	740	562	605	556

Total capitalization (H)	1,634	1,657	1,548	1,681	1,650
Less cash and cash equivalents (I)	127	84	185	264	264
Net capitalization (H-I)	1,507	1,573	1,362	1,417	1,386

(%)
Return on average invested capital – As-Reported (B/D)	8.3	8.4	5.6	6.8	4.4
Return on average invested capital – Operational ((B-C)/D)	8.3	8.4	5.6	6.8	4.4
Return on average common equity – As-Reported (A/E)	13.3	13.7	8.0	10.1	5.8
Return on average common equity – Operational ((A-C)/E)	13.3	13.7	8.0	10.1	5.8
Debt to capital ratio (F/H)	46.4	49.7	48.3	51.7	49.7
Net debt to net capital ratio ((F-G)/(H-I))	41.8	47.1	41.2	42.7	40.1

ENTERGY WHOLESALE COMMODITIES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2009-2013
($ millions)	2013	2012	2011	2010	2009
As-Reported Net Income (A)	42.9	40.4	488.6	447.4	606.7
Preferred dividends	0.1	-	3.3	2.7	2.6
Tax-effected interest expense	10.0	11.0	20.3	63.2	72.0
As-Reported Net Income including preferred
dividends and tax-effected interest expense (B)	53.0	51.4	512.2	513.3	681.3

Special items
VY asset impairments/related charges	(204.8)	(223.5)	-	-	-
HCM implementation expenses	(15.0)	-	-	-	-
Non-utility nuclear spin-off expenses	-	-	-	(100.7)	(44.0)
Total special items (C)	(219.8)	(223.5)	-	(100.7)	(44.0)

Operational earnings including preferred
dividends and tax-effected interest expense (B-C)	272.8	274.9	512.2	614.0	725.3
Operational earnings (A-C)	262.7	263.9	488.6	548.1	650.7
Average invested capital (D)	5,145	5,513	5,627	5,378	4,956
Average common equity (E)	4,978	5,328	5,029	4,252	3,589

Gross debt (F)	199	111	204	851	1,228
Less cash and cash equivalents (G)	176	141	323	454	453
Net debt (F-G)	23	(30)	(119)	397	775

Total capitalization (H)	4,948	5,341	5,685	5,569	5,187
Less cash and cash equivalents (I)	176	141	323	454	453
Net capitalization (H-I)	4,772	5,201	5,362	5,115	4,734

(%)
Return on average invested capital – As-Reported (B/D)	1.0	0.9	9.1	9.5	13.7
Return on average invested capital – Operational ((B-C)/D)	5.3	5.0	9.1	11.4	14.6
Return on average common equity – As-Reported (A/E)	0.9	0.8	9.7	10.5	16.9
Return on average common equity – Operational ((A-C)/E)	5.3	5.0	9.7	12.9	18.1
Debt to capital ratio (F/H)	4.0	2.1	3.6	15.3	23.7
Net debt to net capital ratio ((F-G)/(H-I))	0.5	(0.6)	(2.2)	7.8	16.4
Certain prior year data has been reclassified to conform with current year presentation.
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY WHOLESALE COMMODITIES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q12-4Q13

($ millions)	1Q13	2Q13	3Q13	4Q13	1Q12	2Q12	3Q12	4Q12
For the quarter:
As-Reported Net Income (A)	82.1	11.5	(92.8)	42.1	(175.9)	70.8	86.8	58.8
Less special items (B)	-	(1.1)	(175.2)	(43.6)	(223.5)	-	-	-
Operational earnings (A-B)	82.1	12.7	82.3	85.6	47.5	70.8	86.8	58.8

As-Reported Net Income, rolling 12 months (C)	298.5	239.3	59.7	42.9	198.9	171.4	136.6	40.4
Preferred dividends	-	-	-	0.9	2.6	1.9	1.2	-
Tax-effected interest expense	9.1	8.0	8.7	10.0	18.6	16.7	12.7	11.0
As-Reported Net Income, rolling
12 months including preferred
dividends and tax-effected interest
expense (D)	307.6	247.3	68.4	53.8	220.1	190.0	150.6	51.4

Special items in prior quarters	-	-	(1.1)	(176.3)	-	(223.5)	(223.5)	(223.5)
Special items in current quarter	-	(1.1)	(175.2)	(43.6)	(223.5)	-	-	-
Total special items (E)	-	(1.1)	(176.3)	(219.8)	(223.5)	(223.5)	(223.5)	(223.5)

Operational earnings, rolling 12 months including
preferred dividends and tax-effected interest
expense (D-E)	307.6	248.4	244.7	273.6	443.6	413.4	374.0	274.9
Operational earnings, rolling 12 months (C-E)	298.5	240.4	236.0	262.7	422.4	394.9	360.1	263.9
Average invested capital (F)	5,548	5,539	5,456	5,145	5,626	5,603	5,552	5,513
Average common equity (G)	5,390	5,415	5,235	4,978	5,155	5,167	5,136	5,328

Gross debt (H)	110	111	316	199	207	137	127	111
Less cash and cash equivalents (I)	162	140	126	177	260	106	192	141
Net debt (H-I)	(52)	(29)	191	22	(53)	31	(65)	(30)

Total capitalization (J)	5,439	5,578	5,536	4,948	5,657	5,499	5,377	5,341
Less cash and cash equivalents (K)	162	140	126	177	260	106	192	141
Net capital (J-K)	5,277	5,438	5,410	4,771	5,397	5,393	5,184	5,201

(%)
Return on average invested capital –
As-Reported (D/F)	5.5	4.5	1.3	1.0	3.9	3.4	2.7	0.9
Return on average invested capital –
Operational ((D-E)/F)	5.5	4.5	4.5	5.3	7.9	7.4	6.7	5.0
Return on average common equity –
As-Reported (C/G)	5.5	4.4	1.1	0.9	3.9	3.3	2.7	0.8
Return on average common equity –
Operational ((C-E)/G)	5.5	4.4	4.5	5.3	8.2	7.6	7.0	5.0
Debt to capital ratio (H/J)	2.0	2.0	5.7	4.0	3.7	2.5	2.4	2.1
Net debt to net capital ratio ((H-I)/(J-K))	(1.0)	(0.5)	3.5	0.5	(1.0)	0.6	(1.2)	(0.6)
Certain prior year data has been reclassified to conform with current year presentation.
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY WHOLESALE COMMODITIES OPERATIONAL ADJUSTED EBITDA – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q12-4Q13

($ millions)	1Q13	2Q13	3Q13	4Q13	1Q12	2Q12	3Q12	4Q12
Net Income	82	12	(93)	42	(176)	71	87	59
Add back: interest expense	3	4	4	5	6	5	3	3
Add back: income tax expense	57	(15)	(107)	(12)	(92)	47	57	50
Add back: depreciation and amortization	49	50	55	61	51	48	29	47
Subtract: interest and investment income	28	22	21	66	31	27	20	28
Add back: decommissioning expense	31	30	32	33	30	(17)	29	30
Subtract: other than temporary impairments	-	-	-	-	-	-	-	-
Adjusted EBITDA	194	59	(130)	63	(212)	127	185	161
Add back: special item for HCM	-	2	3	19	-	-	-	-
implementation expenses (pre-tax)
Add back: VY asset impairments	-	-	292	52	356	-	-	-
/related charges (pre-tax)
Operational adjusted EBITDA	194	61	165	133	144	127	185	161
Certain prior year data has been reclassified to conform with current year presentation.

ENTERGY WHOLESALE COMMODITIES OPERATIONAL ADJUSTED EBITDA – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2009-2013

($ millions)	2013	2012	2011	2010	2009
Net Income	43	40	492	450	609
Add back: interest expense	16	18	33	103	117
Add back: income tax expense	(77)	61	176	248	287
Add back: depreciation and amortization	216	176	179	163	152
Subtract: interest and investment income	138	105	99	142	168
Add back: decommissioning expense	125	72	81	107	99
Subtract: other than temporary impairments	-	-	-	(1)	(86)
Adjusted EBITDA	185	262	862	931	1,182
Add back: special item for HCM	24	-	-	-	-
implementation expenses (pre-tax)
Add back: VY asset impairments	343	356	-	-	-
/related charges (pre-tax)
Add back: Non-utility nuclear spin-off	-	-	-	117	48
expenses (pre-tax)
Operational adjusted EBITDA	553	618	862	1,048	1,230
Certain prior year data has been reclassified to conform with current year presentation.
Totals may not foot due to rounding.

ENTERGY CORPORATION AND SUBSIDIARIES

INVESTOR NEWS	ENTERGY COMMON STOCK PRICES
Entergy’s quarterly earnings results, webcasts, presentations, and other	The high and low trading prices for each quarterly period in 2013 and 2012
news and information of investor interest may be obtained by visiting the	were as follows (in dollars):
investor information page on Entergy’s corporate website at entergy.com			2013		2012
or calling Entergy's Investor Relations information line at	QUARTER		HIGH	LOW	HIGH	LOW
1-888-ENTERGY (368-3749).	1		65.39	61.09	73.66	66.23
	2		72.10	63.12	68.20	62.97
INVESTOR RELATIONS	3		72.60	61.66	74.50	67.07
Security analysts, portfolio managers, and other members of the financial	4		68.63	60.22	72.98	61.55
community may contact:
Paula Waters	DIVIDEND PAYMENTS
Vice President, Investor Relations	The Board of Directors declares dividends quarterly and sets the record and
Telephone: 504-576-4380	payment dates. Subject to Board discretion, those dates for 2014 are:
E–mail: pwater1@entergy.com
	DECLARATION DATE			RECORD DATE		PAYMENT DATE
SHAREHOLDER ACCOUNT INFORMATION	January 31			February 13		March 3
Wells Fargo Shareowner Services is Entergy’s transfer agent,	April 17			May 15		June 2
registrar, dividend disbursing agent, and dividend reinvestment	July 25			August 14		September 2
and stock purchase plan agent. Shareholders of record with	October 31			November 13		December 1
questions about lost certificates, lost or missing dividend checks
or notifications of change of address should contact:	Quarterly dividend payments (in cents-per-share):
Wells Fargo Shareowner Services
P.O. Box 64874	QUARTER	2014	2013	2012	2011	2010
St. Paul, MN 55164-0874	1	83	83	83	83	75
Phone: 1-855-854-1360	2	83	83	83	83	83
Internet: www.shareowneronline.com	3		83	83	83	83
	4		83	83	83	83
CORPORATE GOVERNANCE
Entergy’s Corporate Governance Guidelines, Board Committee Charters	PREFERRED STOCK DIVIDEND PAYMENTS
for the Corporate Governance, Audit, and Personnel Committees, and	The board of directors for each preferred stock issuer declares preferred
Entergy’s Code of Conduct may be accessed electronically by selecting	dividends quarterly and sets the record and payment dates. Subject to
the investor information page on Entergy’s corporate website at	their discretion, those dates for 2014 and 2015 are:
entergy.com.

ADDITIONAL INFORMATION	UTILITY OPERATING COMPANY			RECORD DATE		PAYMENT DATE
For copies of the above Corporate Governance documents, Entergy’s	Entergy Arkansas, Inc.			12/23/13		1/2/14
10-K and 10-Q reports filed with the Securities and Exchange				3/20/14		4/1/14
Commission, or for other investor information, call 1-888-ENTERGY				6/20/14		7/1/14
or write to:				9/22/14		10/1/14
Entergy Corporation				12/22/14		1/2/15
Investor Relations				3/20/15		4/1/15
P.O. Box 61000				6/22/15		7/1/15
New Orleans, LA 70161				9/21/15		10/1/15
	Entergy Gulf States Louisiana, L.L.C.			2/27/14		3/17/14
COMMON STOCK INFORMATION				5/30/14		6/16/14
The company’s common stock is listed on the New York and Chicago				8/29/14		9/15/14
exchanges under the symbol “ETR” (CUSIP 29364G10). The Entergy				11/28/14		12/15/14
share price is reported daily in the financial press under “Entergy” in				2/27/15		3/16/15
most listings of New York Stock Exchange securities. Entergy common				5/29/15		6/15/15
stock is a component of the following indices: S&P 500, S&P Utilities				8/28/15		9/15/15
Index, Philadelphia Utility Index and the NYSE Composite Index,				11/27/15		12/15/15
among others.	Entergy Louisiana, LLC			2/27/14		3/17/14
				5/30/14		6/16/14
As of January 31, 2014, there were 178,563,836 shares of Entergy				8/29/14		9/15/14
common stock outstanding. Shareholders of record totaled				11/28/14		12/15/14
32,163, and approximately 116,000 investors held Entergy stock in				2/27/15		3/16/15
“street name” through a broker.				5/29/15		6/15/15
				8/28/15		9/15/15
CERTIFICATIONS				11/27/15		12/15/15
In May 2013, Entergy’s Chief Executive Officer certified to the	Entergy Mississippi, Inc.			1/25/14		2/3/14
New York Stock Exchange that he was not aware of any violation				4/21/14		5/1/14
of the NYSE corporate governance listing standards. Also, Entergy				7/21/14		8/1/14
filed certifications regarding the quality of the company’s public				10/20/14		11/3/14
disclosure, required by Section 302 of the Sarbanes-Oxley Act of				1/20/15		2/2/15
2002, as exhibits to its Report on Form 10-K for the fiscal year ended				4/20/15		5/1/15
December 31, 2013.				7/20/15		8/3/15
				10/20/15		11/2/15
	Entergy New Orleans, Inc.			12/23/13		1/2/14
				3/20/14		4/1/14
				6/20/14		7/1/14
				9/22/14		10/1/14
				12/22/14		1/2/15
				3/20/15		4/1/15
				6/22/15		7/1/15
				9/21/15		10/1/15